                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                      FORM N-1A
                                                               File No. 2-97889
                                                               File No. 811-4304

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  / X /


     Pre-Effective Amendment No.                                         /   /
                                ---------


     Post-Effective Amendment No.    19                                  / X /
                                ---------

                                         AND


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          / X /



     Amendment No.   19
                 ---------


                         DELAWARE GROUP GOVERNMENT FUND, INC.
--------------------------------------------------------------------------------
                  (Exact Name of Registrant as Specified in Charter)


                1818 Market Street, Philadelphia, Pennsylvania  19103
--------------------------------------------------------------------------------
                 (Address of Principal Executive Offices)  (Zip Code)


Registrant's Telephone Number, including Area Code:               (215) 751-2923
                                                                  --------------

        George M. Chamberlain, Jr., 1818 Market Street, Philadelphia, PA 19103
--------------------------------------------------------------------------------
                       (Name and Address of Agent for Service)


Approximate Date of Public Offering:                          September 29, 1997
                                                              ------------------

It is proposed that this filing will become effective:

             immediately upon filing pursuant to paragraph (b)
    --------

        X    on September 29, 1997 pursuant to paragraph (b)
    --------

             60 days after filing pursuant to paragraph (a)(1)
    --------

             on (date) pursuant to paragraph (a)(1)
    --------

             75 days after filing pursuant to paragraph (a)(2)
    --------

             on (date) pursuant to paragraph (a)(2) of Rule 485.
    --------

           Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f)
        of the Investment Company Act of 1940.  Registrant's 24f-2 Notice
  for its most recent fiscal year will be filed on September 29, 1997.

                             ---   C O N T E N T S   ---



This Post-Effective Amendment No. 19 to Registration File No. 2-97889 includes the following:


    1.   Facing Page

    2.   Contents Page

    3.   Cross-Reference Sheet

    4.   Part A - Prospectuses

    5.   Part B - Statement of Additional Information

    6.   Part C - Other Information

    7.   Signatures

                                CROSS-REFERENCE SHEET*

                                        PART A


                                                          Location in
Item No. Description                                      Prospectuses
-------- -----------                                      ------------

                                                 A Class/        Institutional
                                                 B Class/            Class
                                                 C Class

1        Cover Page . . . . . . . . . . . . .    Cover           Cover

2        Synopsis . . . . . . . . . . . . . .    Synopsis;       Synopsis;
                                                 Summary of      Summary of
                                                 Expenses        Expenses

3        Condensed Financial Information. . .    Financial       Financial
                                                 Highlights      Highlights

4        General Description of Registrant. .    Investment      Investment
                                                 Objective and   Objective and
                                                 Policies;       Policies;
                                                 Shares;         Shares;
                                                 Additional      Additional
                                                 Investment      Investment
                                                 Policies and    Policies and
                                                 Risk            Risk Consi-
                                                 Considerations  derations

5        Management of the Fund . . . . . . .    Management      Management
                                                 of the Fund     of the Fund

6        Capital Stock and Other
          Securities. . . . . . . . . . . . .    Delaware        Dividends
                                                 Difference;     and
                                                 Dividends and   Distributions;
                                                 Distributions;  Taxes;
                                                 Taxes;          Shares
                                                 Shares

7        Purchase of Securities Being
          Offered . . . . . . . . . . . . . .    Cover;          Cover;
                                                 How to  Buy     How to Buy
                                                 Shares;         Shares;
                                                 Calculation     Calculation
                                                 of Offering     of Net Asset
                                                 Price and Net   Value Per
                                                 Asset Value     Share;
                                                 Per Share;      Management
                                                 Management of   of the Fund
                                                 the Fund

8        Redemption or Repurchase . . . . . .    Redemption and  Redemption
                                                 Exchange;       and
                                                 How to Buy      Exchange;
                                                 Shares          How to
                                                                 Buy
                                                                 Shares

                                CROSS-REFERENCE SHEET*


                                        PART A
                                      (CONTINUED)


                                                           Location in
Item No. Description                                       Prospectuses
-------- -----------                                       ------------

                                                 A Class/        Institutional
                                                 B Class/            Class
                                                 C Class

9        Pending Legal Proceedings. . . . . .    None            None
































* This filing relates to Registrant's U.S. Government Fund A Class, U.S. Government Fund B Class and U.S. Government Fund C Class which are combined in one prospectus, and U.S. Government Fund Institutional Class, which has its own prospectus. The four classes have a common Part B and Part C.

                                CROSS-REFERENCE SHEET

                                        PART B


                                                      Location in Statement
Item No. Description                                  of Additional Information
-------- -----------                                  -------------------------

10       Cover Page. . . . . . . . . . . . .                  Cover

11       Table of Contents . . . . . . . . .            Table of Contents

12       General Information and History . .           General Information

13       Investment Objectives and Policies.           Investment Policies

14       Management of the Registrant. . . .          Officers and Directors

15       Control Persons and Principal
          Holders of Securities. . . . . . .          Officers and Directors

16       Investment Advisory and Other
          Services . . . . . . . . . . . . .        Plans Under Rule 12b-1 for
                                                      the Fund Classes (under
                                                        Purchasing Shares);
                                                       Investment Management
                                                        Agreement; Officers
                                                       and Directors; General
                                                       Information; Financial
                                                             Statements

17       Brokerage Allocation. . . . . . . .            Trading Practices
                                                         and Brokerage

18       Capital Stock and Other Securities.           Capitalization and
                                                      Noncumulative Voting
                                                         (under General
                                                          Information)

19       Purchase, Redemption and Pricing of
         Securities Being Offered. . . . . .     Purchasing Shares; Determining
                                                       Offering Price and
                                                    Net Asset Value; Redemption
                                                          and Repurchase;
                                                        Exchange Privilege

20       Tax Status. . . . . . . . . . . . .       Accounting and Tax Issues;
                                                              Taxes

21       Underwriters  . . . . . . . . . . .            Purchasing Shares

22       Calculation of Performance Data . .         Performance Information

23       Financial Statements. . . . . . . .           Financial Statements

                                CROSS-REFERENCE SHEET

                                        PART C

                                                               Location in
                                                                  Part C
                                                               -----------

24       Financial Statements and Exhibits .                    Item 24

25       Persons Controlled by or under
         Common Control with Registrant. . .                    Item 25

26       Number of Holders of Securities . .                    Item 26

27       Indemnification . . . . . . . . . .                    Item 27

28       Business and Other Connections of
          Investment Adviser . . . . . . . .                    Item 28

29       Principal Underwriters. . . . . . .                    Item 29

30       Location of Accounts and Records. .                    Item 30

31       Management Services . . . . . . . .                    Item 31

32       Undertakings. . . . . . . . . . . .                    Item 32

                                                         [LOGO]

                                                       A Class

                                                       B Class

                                                       C Class

DELAWARE GROUP
U.S. GOVERNMENT FUND

            PROSPECTUS SEPTEMBER 29, 1997

Table of
Contents

COVER PAGE........................1

SYNOPSIS..........................2


SUMMARY OF EXPENSES...............4

FINANCIAL HIGHLIGHTS..............6

INVESTMENT OBJECTIVE AND
   POLICIES.......................8

  SUITABILITY.....................8

  INVESTMENT STRATEGY.............8

THE DELAWARE DIFFERENCE..........10

  PLANS AND SERVICES.............10

RETIREMENT PLANNING..............12

CLASSES OF SHARES................14

HOW TO BUY SHARES................20

REDEMPTION AND EXCHANGE..........23

DIVIDENDS AND DISTRIBUTIONS......28

TAXES............................29

CALCULATION OF OFFERING PRICE
   AND NET ASSET VALUE
   PER SHARE.....................30

MANAGEMENT OF THE FUND...........31

ADDITIONAL INFORMATION ON
   INVESTMENT POLICIES AND
   RISK CONSIDERATIONS...........34

APPENDIX A--
   INVESTMENT ILLUSTRATIONS......40

APPENDIX B--CLASSES OFFERED......41

   U.S. Government Fund
   A Class/B Class/C Class
   September 29, 1997

1818 MARKET STREET, PHILADELPHIA, PA 19103

FOR PROSPECTUS AND PERFORMANCE:
NATIONWIDE 800-523-4640

INFORMATION ON EXISTING ACCOUNTS:
(SHAREHOLDERS ONLY)
NATIONWIDE 800-523-1918

DEALER SERVICES:
(BROKER/DEALERS ONLY)
NATIONWIDE 800-362-7500

REPRESENTATIVES OF FINANCIAL INSTITUTIONS:
NATIONWIDE 800-659-2265

    This PROSPECTUS describes the Government Income Series (the "Fund") of Delaware Group Government Fund, Inc. ("Government Fund, Inc."), a professionally-managed mutual fund of the series type. The objective of the Fund is high current income consistent with safety of principal by investing primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

    The Fund currently offers three retail classes of shares: U.S. Government Fund A Class ("Class A Shares"), U.S. Government Fund B Class ("Class B Shares") and U.S. Government Fund C Class ("Class C Shares") (individually, a "Class" and collectively, the "Classes").



    This PROSPECTUS relates only to the Classes listed above and sets forth information that you should read and consider before you invest. Please retain it for future reference. The Fund's STATEMENT OF ADDITIONAL INFORMATION ("PART B" of Government Fund Inc.'s registration statement), dated September 29, 1997, as it may be amended from time to time, contains additional information about the Fund and has been filed with the Securities and Exchange Commission. PART B is incorporated by reference into this PROSPECTUS and is available, without charge, by writing to Delaware Distributors, L.P. at the above address or by calling the above numbers. The Fund's financial statements appear in its ANNUAL REPORT, which will accompany any response to requests for PART B.



    The Fund also offers the U.S. Government Fund Institutional Class, which is available for purchase only by certain investors. A prospectus for the U.S. Government Fund Institutional Class can be obtained by writing to Delaware Distributors, L.P. at the above address or by calling the above number.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE FUND ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. SHARES OF THE FUND ARE NOT BANK OR CREDIT UNION DEPOSITS.

                                                                       ---------

   Synopsis
----

INVESTMENT OBJECTIVE




    The investment objective of the Fund is to seek high current income consistent with safety of principal by investing primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. For further details, see INVESTMENT OBJECTIVE AND POLICIES and ADDITIONAL INFORMATION ON INVESTMENT POLICIES AND RISK CONSIDERATIONS.



RISK FACTORS AND SPECIAL CONSIDERATIONS



    The Fund may invest up to 20% of its assets in corporate notes and bonds, certificates of deposit and obligations of both U.S. and foreign banks, commercial paper and asset-backed securities. See INVESTMENT STRATEGY under INVESTMENT OBJECTIVE AND POLICIES and ADDITIONAL INFORMATION ON INVESTMENT POLICIES AND RISK CONSIDERATIONS.



    The Fund may also enter into options and futures transactions for hedging purposes to counterbalance portfolio volatility. While the Fund does not engage in options and futures for speculative purposes, there are risks which result from use of these instruments by the Fund, and the investor should review the descriptions of such in this PROSPECTUS. Certain options and futures transactions may be considered to be derivative securities. See OPTIONS and FUTURES under ADDITIONAL INFORMATION ON INVESTMENT POLICIES AND RISK CONSIDERATIONS.

INVESTMENT MANAGER, DISTRIBUTOR AND SERVICE AGENT



    Delaware Management Company, Inc. (the "Manager") furnishes investment management services to the Fund, subject to the supervision and direction of Government Fund, Inc.'s Board of Directors. The Manager also provides investment management services to certain of the other funds in the Delaware Group. Delaware Distributors, L.P. (the "Distributor") is the national distributor for the Fund and for all of the other mutual funds in the Delaware Group. Delaware Service Company, Inc. (the "Transfer Agent") is the shareholder servicing, dividend disbursing, accounting services and transfer agent for the Fund and for all of the other mutual funds in the Delaware Group. See SUMMARY OF EXPENSES and MANAGEMENT OF THE FUND for further information regarding the Manager and the fees payable under the Fund's Investment Management Agreement.



SALES CHARGES



    The price of Class A Shares includes a maximum front-end sales charge of 4.75% of the offering price, which, based on the net asset value per share of the Class A Shares as of the end of Government Fund, Inc.'s most recent fiscal year, is equivalent to 5.03% of the amount invested. The front-end sales charge is reduced on certain transactions of at least $100,000 but under $1,000,000. For purchases of $1,000,000 or more, the front-end sales charge is eliminated (subject to a CDSC of 1% if shares are redeemed within 12 months of purchase if in connection with such purchase a dealer commission was paid). Class A Shares are subject to annual 12b-1 Plan expenses for the life of the investment.





    The price of Class B Shares is equal to the net asset value per share. Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class B Shares are subject to annual 12b-1 Plan expenses for approximately eight years after purchase. See DEFERRED SALES CHARGE--CLASS B SHARES and AUTOMATIC CONVERSION OF CLASS B SHARES under CLASSES OF SHARES.



    The price of Class C Shares is equal to the net asset value per share. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months of purchase. Class C Shares are subject to annual 12b-1 Plan expenses for the life of the investment.

    See CLASSES OF SHARES and DISTRIBUTION (12B-1) AND SERVICE under MANAGEMENT OF THE FUND.

---------

PURCHASE AMOUNTS

    Generally, the minimum initial investment in any Class is $1,000. Subsequent investments must generally be at least $100.



    Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. An investor may exceed these maximum purchase limitations for Class B Shares and Class C Shares by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B and Class C Shares and generally are not subject to a CDSC. The minimum and maximum purchase amounts for retirement plans may vary. See HOW TO BUY SHARES.



REDEMPTION AND EXCHANGE

    Class A Shares of the Fund may be redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request. Neither the Fund nor the Distributor assesses a charge for redemptions or exchanges of Class A Shares, except for certain redemptions of shares purchased at net asset value, which may be subject to a CDSC if a dealer's commission was paid in connection with such purchases. See FRONT-END SALES CHARGE ALTERNATIVE--CLASS A SHARES under CLASSES OF SHARES.

    Class B Shares and Class C Shares may be redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request subject, in the case of redemptions, to any applicable CDSC. Neither the Fund nor the Distributor assesses any charges other than the CDSC for redemptions or exchanges of Class B or Class C Shares. There are certain limitations on an investor's ability to exchange shares between the various classes of shares that are offered. See REDEMPTION AND EXCHANGE.

OPEN-END INVESTMENT COMPANY

    Government Fund, Inc., which was organized as a Maryland corporation in 1985, is an open-end management investment company. The Fund's portfolio of assets is diversified as defined by the Investment Company Act of 1940 (the "1940 Act"). See SHARES under MANAGEMENT OF THE FUND.

                                                                       ---------

   Summary of
   Expenses
----

    A general comparison of the sales arrangements and other expenses applicable to Class A, Class B and Class C Shares follows:



                                          Class A      Class B   Class C
    Shareholder Transaction Expenses       Shares       Shares    Shares
----------------------------------------  --------     --------  --------
Maximum Sales Charge Imposed on
  Purchases
  (as a percentage of offering price)...    4.75%         None      None
Maximum Sales Charge Imposed on
  Reinvested Dividends
  (as a percentage of offering price)...     None         None      None
Maximum Contingent Deferred Sales Charge
  (as a percentage of original purchase
  price or redemption proceeds, as
  applicable)...........................     None *      4.00% *   1.00% *
Redemption Fees.........................     None **       None **    None **


       Annual Operating Expenses
 (as a percentage of average daily net    Class A         Class B      Class C
                assets)                    Shares          Shares       Shares
----------------------------------------  --------        --------     --------
Management Fees.........................    0.59% +        0.59% +      0.59% +
12b-1 Plan Expenses (including service
  fees).................................    0.30% ++/+++   1.00% ++     1.00% ++
Other Operating Expenses................    0.27%          0.27%        0.27%
                                          --------        --------     --------
    Total Operating Expenses............    1.16% +++      1.86%        1.86%
                                          --------        --------     --------
                                          --------        --------     --------


    * Class A purchases of $1 million or more may be made at net asset value. However, if in connection with any such purchase a dealer commission is paid to the financial adviser through whom such purchase is effected, a CDSC of 1% will be imposed on certain redemptions within 12 months of purchase ("Limited CDSC"). Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. Class C Shares are subject to a CDSC of 1% if the shares are redeemed within 12 months of purchase. See CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE under REDEMPTION AND EXCHANGE; DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES and LEVEL SALES CHARGE ALTERNATIVE--CLASS C SHARES under CLASSES OF SHARES.
   ** CoreStates Bank, N.A. currently charges $7.50 per redemption for redemptions payable by wire.



    + The management fee is equal to, on an annual basis, 0.60% of the Fund's average daily net assets, less a proportionate share of all directors' fees paid to the unaffiliated directors by the Fund.

   ++ Class A Shares, Class B Shares and Class C Shares are subject to separate 12b-1 Plans. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. (the "NASD"). See DISTRIBUTION (12b-1) AND SERVICE under MANAGEMENT OF THE FUND and PART B.
  +++ The actual 12b-1 Plan expenses to be paid and, consequently, the Total Operating Expenses of the Class A Shares, may vary because of the formula adopted by the Board of Directors for use in calculating the 12b-1 Plan expenses for this Class beginning June 1, 1992, but the 12b-1 Plan expenses will not be more than 0.30% nor less than 0.10%. See DISTRIBUTION (12b-1) AND SERVICE under MANAGEMENT OF THE FUND.

    Investors utilizing the Delaware Group Asset Planner asset allocation service also typically incur an annual maintenance fee of $35 per Strategy. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an Individual Retirement Account ("IRA") will pay an annual IRA fee of $15 per Social Security number. See DELAWARE GROUP ASSET PLANNER in PART B.

    For expense information about the U.S. Government Fund Institutional Class, see the separate prospectus relating to that class.

---------

    The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods, assuming (1) a 5% annual rate of return, (2) redemption and no redemption at the end of each time period and (3) for Class B Shares and Class C Shares, payment of a CDSC at the time of redemption, if applicable.


                            Assuming Redemption                     Assuming No Redemption
                   1 year    3 years   5 years   10 years    1 year    3 years   5 years   10 years
                   ------    -------   -------   --------    ------    -------   -------   --------
Class A Shares     $  59 (1) $   83    $  108    $   182     $  59     $   83    $  108    $   182
Class B Shares     $  59     $   88    $  121    $   200 (2) $  19     $   58    $  101    $   200 (2)
Class C Shares     $  29     $   58    $  101    $   218     $  19     $   58    $  101    $   218

(1)Generally, no redemption charge is assessed upon redemption of Class A Shares. Under certain circumstances, however, a Limited CDSC, which has not been reflected in this calculation, may be imposed on certain redemptions within 12 months of purchase. See CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE under REDEMPTION AND EXCHANGE.

(2)At the end of approximately eight years after purchase, Class B Shares will be automatically converted into Class A Shares. The example above assumes conversion of Class B Shares at the end of the eighth year. However, the conversion may occur as late as three months after the eighth anniversary of purchase, during which time the higher 12b-1 Plan fees payable by Class B Shares will continue to be assessed. Information for the ninth and tenth years reflects expenses of the Class A Shares. See AUTOMATIC CONVERSION OF CLASS B SHARES under CLASSES OF SHARES for a description of the automatic conversion feature.

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



    The purpose of the above tables is to assist the investor in understanding the various costs and expenses that an investor in any of the Classes will bear directly or indirectly.


                                                                       ---------

   Financial
   Highlights
----

The following financial highlights are derived from the financial statements of Delaware Group Government Fund, Inc.-- Government Income Series and have been audited by Ernst & Young LLP, independent auditors. The data should be read in conjunction with the financial statements, related notes, and the report of Ernst & Young LLP, all of which are incorporated by reference into PART B. Further information about the Fund's performance is contained in its ANNUAL REPORT to shareholders. A copy of the Fund's ANNUAL REPORT (including the report of Ernst & Young LLP) may be obtained from Government Fund, Inc. upon request at no charge.




                                                                            Class A Shares
                                                 --------------------------------------------------------------------
                                                                              Year Ended
                                                 7/31/97   7/31/96   7/31/95   7/31/94   7/31/93   7/31/92   7/31/91
Net Asset Value, Beginning of Period...........    $7.590    $7.860    $8.000    $9.010    $9.020    $8.700    $8.590
Income From Investment Operations
-----------------------------------------------
Net Investment Income..........................     0.544     0.588     0.656     0.714     0.763     0.769     0.753
Net Gains (Losses) on Securities (both realized
  and unrealized)..............................     0.170    (0.270)   (0.140)   (1.010)   (0.010)    0.320     0.110
                                                 --------  --------  --------  --------  --------  --------  --------
  Total From Investment Operations.............     0.714     0.318     0.516    (0.296)    0.753     1.089     0.863
                                                 --------  --------  --------  --------  --------  --------  --------
Less Distributions
-----------------------------------------------
Dividends from Net Investment Income...........    (0.544)   (0.588)   (0.656)   (0.714)   (0.763)   (0.769)   (0.753)
Distributions from Capital Gains...............      none      none      none      none      none      none      none
                                                 --------  --------  --------  --------  --------  --------  --------
  Total Distributions..........................    (0.544)   (0.588)   (0.656)   (0.714)   (0.763)   (0.769)   (0.753)
                                                 --------  --------  --------  --------  --------  --------  --------
Net Asset Value, End of Period.................    $7.760    $7.590    $7.860    $8.000    $9.010    $9.020    $8.700
                                                 --------  --------  --------  --------  --------  --------  --------
                                                 --------  --------  --------  --------  --------  --------  --------
---------------------------------------------------------------------------------------------------------------------
Total Return(3)................................     9.77%     4.09%     6.82%    (3.51%)    8.70%    12.98%    10.48%
-----------------------------------------
-----------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------
Net Assets, End of Period (000's omitted)......  $138,844  $164,156  $206,083  $222,555  $223,416  $184,401  $150,491
Ratio of Expenses to Average Daily Net
  Assets.......................................     1.16%     1.20%     1.24%     1.23%     1.26%     1.17%     1.13%
Ratio of Net Investment Income to Average Daily
  Net Assets...................................     7.13%     7.55%     8.40%     8.31%     8.45%     8.60%     8.74%
Portfolio Turnover Rate........................       63%       81%       70%      309%      285%      196%      149%


                                                     7/31/90       7/31/89       7/31/88
Net Asset Value, Beginning of Period...........        $8.750        $8.650        $8.810
Income From Investment Operations
-----------------------------------------------
Net Investment Income..........................         0.749         0.772         0.817
Net Gains (Losses) on Securities (both realized
  and unrealized)..............................        (0.160)        0.100        (0.160)
                                                     --------      --------      --------
  Total From Investment Operations.............         0.589         0.872         0.657
                                                     --------      --------      --------
Less Distributions
-----------------------------------------------
Dividends from Net Investment Income...........        (0.749)       (0.772)       (0.817)
Distributions from Capital Gains...............          none          none          none
                                                     --------      --------      --------
  Total Distributions..........................        (0.749)       (0.772)       (0.817)
                                                     --------      --------      --------
Net Asset Value, End of Period.................        $8.590        $8.750        $8.650
                                                     --------      --------      --------
                                                     --------      --------      --------
--------------------------------------------------------------------------------------------------
Total Return(3)................................         7.14%        10.65%         7.79%
-----------------------------------------
-----------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------
Net Assets, End of Period (000's omitted)......      $140,772      $138,904      $158,167
Ratio of Expenses to Average Daily Net
  Assets.......................................         1.14%         1.22%      1.02%(1)
Ratio of Net Investment Income to Average Daily
  Net Assets...................................         8.75%         9.01%        9.29%(2)
Portfolio Turnover Rate........................          127%          172%          210%


--------------------

(1)Ratio of expenses to average daily net assets prior to expense limitation was 1.09% for 1988.

(2)Ratio of net investment income to average daily net assets prior to expense limitation was 9.21% for 1988.

(3)Does not reflect the maximum front-end sales charge of 4.75% nor the 1% Limited CDSC that would apply in the event of certain redemptions within 12 months of purchase. See CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE under REDEMPTION AND EXCHANGE. Total return for 1988 reflects the expense limitation referenced in notes 1 and 2.

---------


                                                             Class B Shares                Class C Shares
                                                 --------------------------------------  ------------------
                                                                                Period              Period
                                                                               5/2/94(1)  Year    11/29/95(1)
                                                          Year Ended           through    Ended    through
                                                 7/31/97   7/31/96   7/31/95   7/31/94   7/31/97   7/31/96
Net Asset Value, Beginning of Period...........    $7.590    $7.860   $8.000     $8.190   $7.590    $7.950
Income From Investment Operations
-----------------------------------------------
Net Investment Income..........................     0.490     0.533    0.601      0.151    0.491     0.348
Net Gains (Losses) on Securities (both realized
  and unrealized)..............................     0.170    (0.270)  (0.140)    (0.190)   0.170    (0.360)
                                                 --------  --------  --------  --------  --------  --------
  Total From Investment Operations.............     0.660     0.263    0.461     (0.039)   0.661    (0.012)
                                                 --------  --------  --------  --------  --------  --------
Less Distributions
-----------------------------------------------
Dividends from Net Investment Income...........    (0.490)   (0.533)  (0.601)    (0.151)  (0.491)   (0.348)
Distributions from Capital Gains...............      none      none     none       none     none      none
                                                 --------  --------  --------  --------  --------  --------
  Total Distributions..........................    (0.490)   (0.533)  (0.601)    (0.151)  (0.491)   (0.348)
                                                 --------  --------  --------  --------  --------  --------
Net Asset Value, End of Period.................    $7.760    $7.590   $7.860     $8.000   $7.760    $7.590
                                                 --------  --------  --------  --------  --------  --------
                                                 --------  --------  --------  --------  --------  --------
-----------------------------------------------------------------------------------------------------------
Total Return(2)................................     9.01%     3.36%    6.08%    (0.46%)(1)  9.01%   (0.17%)(1)
-----------------------------------------
-----------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------
Net Assets, End of Period (000's omitted)......   $10,695    $9,754   $7,394     $2,215    $1,308   $1,029
Ratio of Expenses to Average Daily Net
  Assets.......................................     1.86%     1.90%    1.94%   1.94%(1)     1.86%  1.90%(1)
Ratio of Net Investment Income to Average Daily
  Net Assets...................................     6.43%     6.85%    7.66%   7.60%(1)     6.43%  6.85%(1)
Portfolio Turnover Rate........................       63%       81%      70%       309%       63%      81%

--------------------

(1)Date of initial public offering; ratios have been annualized but total return has not been annualized. Total return for this short of a time period may not be representative of longer term results.

(2)Total return does not reflect any applicable CDSC. See CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES AND CLASS C SHARES under CLASSES OF SHARES.

                                                                       ---------

   Investment
   Objective and Policies
----


SUITABILITY

    The Fund may be suitable for individuals who want a stable and high income flow, the security associated with investments focused principally on U.S. government-backed instruments and the convenience and liquidity of mutual funds. However, investors should consider asset value fluctuation as well as income potential in making an investment decision.

    Because the Fund invests in longer term securities, the value of shares will fluctuate. When interest rates rise, the share value will tend to fall, and when interest rates fall, the share value will tend to rise.

    Ownership of Fund shares can reduce the bookkeeping and administrative inconveniences that would be connected with direct purchase of the types of securities in which the Fund invests.

INVESTMENT STRATEGY

    The investment objective of the Fund described below is a matter of fundamental policy and may not be changed without shareholder approval.

    The objective of the Fund is high current income consistent with safety of principal by investing primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. These include securities issued or backed by U.S. government agencies and government-sponsored corporations which may not be backed by the full faith and credit of the U.S. government, such as the Export-Import Bank, Federal Housing Authority, Federal National Mortgage Association and Federal Home Loan Banks and mortgage-backed securities issued by non-government entities but collateralized by securities of the U.S. government, its agencies and instrumentalities. The weighted average maturity will be approximately 10 years. Although these securities are guaranteed as to principal and interest by the U.S. government or its instrumentalities, the market value of these securities, upon which daily net asset value is based, may fluctuate and is not guaranteed.

    U.S. government securities include U.S. Treasury securities consisting of Treasury Bills, Treasury Notes and Treasury bonds. Some of the other government securities in which the Fund may invest include securities of the Federal Housing Administration, the Government National Mortgage Association, the Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration, the General Services Administration, the Maritime Administration and the Small Business Administration. The maturities of such securities usually range from three months to 30 years.



    The Fund may also invest up to 20% of its assets in: (1) corporate notes and bonds rated A or above by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"); (2) certificates of deposit and obligations of both U.S. and foreign banks if they have assets of at least one billion dollars; (3) commercial paper rated P-1 by Moody's and/or A-1 by S&P; and (4) asset-backed securities rated Aaa by Moody's or AAA by S&P.



INVESTMENT TECHNIQUES

    The Fund may invest in certificates of the Government National Mortgage Association ("GNMA"). GNMA Certificates are mortgage-backed securities. The Fund may also invest in securities issued by certain private, non-government corporations, such as financial institutions, if the securities are fully collateralized at the time of issuance by securities or certificates issued or guaranteed by the U.S. government, its agencies or instrumentalities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).

    The Fund may invest in securities which are backed by assets such as receivables on home equity and credit loans, receivables regarding automobile, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases or other loans or financial receivables currently available or which may be developed in the future. All such securities must be rated in the highest rating category by a reputable credit rating agency (e.g., AAA by S&P or Aaa by Moody's).

    The Fund may use repurchase agreements which are at least 100% collateralized by securities in which the Fund can invest directly. Repurchase agreements help the Fund to invest cash on a temporary basis.

---------

    The Fund may purchase put options, write secured put options, write covered call options, purchase call options and enter into closing transactions. The Fund may invest in futures contracts and options on such futures contracts subject to certain limitations.

    The Fund may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933. Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as the Fund. The Fund may invest no more than 10% of the value of its net assets in illiquid securities.

    The Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

    For a further discussion of the investment techniques described above, see ADDITIONAL INFORMATION ON INVESTMENT POLICIES AND RISK CONSIDERATIONS.

OTHER RESTRICTIONS

    The Fund may borrow from banks. No investment securities will be purchased while the Fund has an outstanding borrowing. PART B sets forth other risk factors and more specific investment restrictions, some of which limit the percentage of assets of the Fund which may be invested in certain types of securities.

PORTFOLIO TURNOVER

    The Fund may experience a high rate of portfolio turnover, which is not expected to exceed 400%. High portfolio turnover rates may occur, for example, if the Fund writes a substantial number of covered call options and the market prices of the underlying securities appreciate. A 100% turnover rate would occur if all of the securities in the portfolio were sold and replaced within one year. The rate of portfolio turnover is not a limiting factor when the Manager deems it desirable to purchase or sell securities or to engage in options transactions. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs and may affect taxes payable by the Fund's shareholders. The turnover rate may also be affected by cash requirements from redemptions and repurchases of the Fund's shares.



    For the fiscal years ended July 31, 1996 and 1997, the portfolio turnover rates for the Fund were 81% and 63%, respectively.


                                                                       ---------

   The Delaware
   Difference
----

PLANS AND SERVICES

    The Delaware Difference is our commitment to provide you with superior information and quality service on your investments in the Delaware Group of funds.

SHAREHOLDER PHONE DIRECTORY

INVESTOR INFORMATION CENTER

  800-523-4640
     FUND INFORMATION; LITERATURE; PRICE; YIELD AND PERFORMANCE FIGURES

SHAREHOLDER SERVICE CENTER

  800-523-1918
     INFORMATION ON EXISTING REGULAR INVESTMENT ACCOUNTS AND RETIREMENT PLAN ACCOUNTS; WIRE INVESTMENTS; WIRE LIQUIDATIONS; TELEPHONE LIQUIDATIONS AND TELEPHONE EXCHANGES

DELAPHONE

  800-362-FUND (800-362-3863)

PERFORMANCE INFORMATION



    You can call the Investor Information Center at any time for current yield information. Current yield and total return information may also be included in advertisements and information given to shareholders. Yields are computed on an annualized basis over a 30-day period.



SHAREHOLDER SERVICES

    During business hours, you can call the Delaware Group's Shareholder Service Center. Our representatives can answer any questions about your account, the Fund, various service features and other funds in the Delaware Group.

DELAPHONE SERVICE

    Delaphone is an account inquiry service for investors with Touch-Tone-Registered Trademark- phone service. It enables you to get information on your account faster than the mailed statements and confirmations. Delaphone also provides current performance information on the Fund, as well as other funds in the Delaware Group. Delaphone is available seven days a week, 24 hours a day.

DIVIDEND PAYMENTS

    Dividends, capital gains and other distributions are automatically reinvested in your account, unless you elect to receive them in cash. You may also elect to have the dividends earned in one fund automatically invested in another Delaware Group fund with a different investment objective, subject to certain exceptions and limitations. For more information, see ADDITIONAL METHODS OF ADDING TO YOUR INVESTMENT--DIVIDEND REINVESTMENT PLAN under HOW TO BUY SHARES or call the Shareholder Service Center.



MONEYLINE-SM- SERVICES

    Delaware Group offers the following services for fast and convenient transfer of funds between your personal bank account and your Delaware Group fund account.





1. MONEYLINE-SM- DIRECT DEPOSIT SERVICE

    If you elect to have your dividends and distributions paid in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLine-SM- Direct Deposit Service and have such payments transferred from your Fund account to your predesignated bank account. See DIVIDENDS AND DISTRIBUTIONS. In addition, you may elect to have your Systematic Withdrawal Plan payments transferred from your Fund account to your predesignated bank account through this service. See SYSTEMATIC WITHDRAWAL PLANS under REDEMPTION AND EXCHANGE. This service is not available for certain retirement plans.






2. MONEYLINE-SM- ON DEMAND

    You or your investment dealer may request purchases and redemptions of Fund shares by using MoneyLine-SM- On Demand. When you authorize the Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) or deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and a $50,000 maximum limit for MoneyLine-SM- On Demand transactions. This service is not available for retirement plans, except for purchases of shares by IRAs.



---------

    For each MoneyLine-SM- Service, it may take up to four business days for the transactions to be completed. You can initiate either service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for any MoneyLine-SM- Service; however, your bank may change a fee. Please call the Shareholder Service Center for additional information about these services.



STATEMENTS AND CONFIRMATIONS

    You will receive quarterly statements of your account summarizing all transactions during the period. A confirmation statement will be sent following all transactions other than those involving a reinvestment of dividends. You should examine statements and confirmations immediately and promptly report any discrepancy by calling the Shareholder Service Center.

DUPLICATE CONFIRMATIONS

    If your financial adviser or investment dealer is noted on your investment application, we will send a duplicate confirmation to him or her. This makes it easier for your adviser to help you manage your investments.

RIGHT OF ACCUMULATION

    With respect to Class A Shares, the Right of Accumulation feature allows you to combine the value of your current holdings of Class A Shares, Class B Shares and Class C Shares of the Fund with the dollar amount of new purchases of Class A Shares of the Fund to qualify for a reduced front-end sales charge on such purchases of Class A Shares. Under the COMBINED PURCHASES PRIVILEGE, you may also include certain shares that you own in other funds in the Delaware Group. See CLASSES OF SHARES.

LETTER OF INTENTION

    The Letter of Intention feature permits you to obtain a reduced front-end sales charge on purchases of Class A Shares by aggregating certain of your purchases of Delaware Group fund shares over a 13-month period. See CLASSES OF SHARES and PART B.

12-MONTH REINVESTMENT PRIVILEGE

    The 12-Month Reinvestment Privilege permits you to reinvest proceeds from a redemption of Class A Shares, within one year of the date of the redemption, without paying a front-end sales charge. See PART B.

EXCHANGE PRIVILEGE



    The Exchange Privilege permits you to exchange all or part of your shares into shares of the other funds in the Delaware Group, subject to certain exceptions and limitations. For additional information on exchanges, see INVESTING BY EXCHANGE under HOW TO BUY SHARES and REDEMPTION AND EXCHANGE.



WEALTH BUILDER OPTION

    You may elect to invest in the Fund through regular liquidations of shares in your accounts in other funds in the Delaware Group. Investments under this feature are exchanges and are therefore subject to the same conditions and limitations as other exchanges of Class A, Class B and Class C Shares. See ADDITIONAL METHODS OF ADDING TO YOUR INVESTMENT--WEALTH BUILDER OPTION and INVESTING BY EXCHANGE under HOW TO BUY SHARES, and REDEMPTION AND EXCHANGE.

FINANCIAL INFORMATION ABOUT THE FUND

    Each fiscal year, you will receive an audited annual report and an unaudited semi-annual report. These reports provide detailed information about the Fund's investments and performance. Government Fund, Inc.'s fiscal year ends on July 31.

                                                                       ---------

   Retirement
   Planning
----



    An investment in the Fund may be suitable for tax-deferred retirement plans. Among the retirement plans noted below, Class B Shares are available for investment only by Individual Retirement Accounts, SIMPLE IRAs, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, 457 Deferred Compensation Plans and 403(b)(7) Deferred Compensation Plans.



    Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request.

    Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase shares of the U.S. Government Fund Institutional Class. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center or see PART B.


INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

    Individuals, even if they participate in an employer-sponsored retirement plan, may establish their own retirement program for investments in each of the Classes. Contributions to an IRA may be tax-deductible and earnings are tax-deferred. The tax deductibility of IRA contributions is restricted, and in some cases eliminated, for individuals who participate in certain employer-sponsored retirement plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn on a tax-deferred basis.

SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP/IRA")

    A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Classes is available for investment by a SEP/IRA.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN ("SAR/SEP")



    Although new SAR/SEP plans may not be established after December 31, 1996, existing plans may be maintained by employers having 25 or fewer employees. An employer may elect to make additional contributions to such existing plans. 403(B)(7) DEFERRED COMPENSATION PLAN



    Permits employees of public school systems or of certain types of non-profit organizations to enter into a deferred compensation arrangement for the purchase of shares of each of the Classes.

457 DEFERRED COMPENSATION PLAN

    Permits employees of state and local governments and certain other entities to enter into a deferred compensation arrangement for the purchase of shares of each of the Classes.

PROTOTYPE PROFIT SHARING OR MONEY PURCHASE PENSION PLAN

    Offers self-employed individuals, partnerships and corporations a tax-qualified plan which provides for the investment of contributions in Class A Shares or Class C Shares. Class B Shares are not available for purchase by such plans.

PROTOTYPE 401(K) DEFINED CONTRIBUTION PLAN

    Permits employers to establish a tax-qualified plan based on salary deferral contributions for investment in Class A or Class C Shares. Class B Shares are not available for purchase by such plans.



SIMPLE IRA






    A SIMPLE IRA combines many of the features of an IRA and a 401(k) Plan but is easier to administer than a typical 401(k) Plan. It requires employers to make contributions on behalf of their employees and also has a salary deferral feature that permits employees to defer a portion of their salary into the plan on a pre-tax basis.





SIMPLE 401(K)





    A SIMPLE 401(k) is like a regular 401(k) except that plan sponsors are limited to 100 employees and, in exchange for mandatory plan sponsor contributions, discrimination testing is no longer required. Class B Shares are not available for purchase by such plans.





    The Limited CDSC is applicable to any redemptions of net asset value purchases made on behalf of any group retirement plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from Delaware Group funds. See CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE under REDEMPTION AND EXCHANGE.



---------

ALLIED PLANS

    Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Group funds ("eligible Delaware Group fund shares"), as well as shares of designated classes of non-Delaware Group funds ("eligible non-Delaware Group fund shares"). CLASS B SHARES AND CLASS C SHARES ARE NOT ELIGIBLE FOR PURCHASE BY ALLIED PLANS.

    With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Group and eligible non-Delaware Group fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Group fund shares. See FRONT-END SALES CHARGE ALTERNATIVE--CLASS A SHARES under CLASSES OF SHARES.

    Participants in Allied Plans may exchange all or part of their eligible Delaware Group fund shares for other eligible Delaware Group fund shares or for eligible non-Delaware Group fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Group and non-Delaware Group, which were not subject to a front-end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Group fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See INVESTING BY EXCHANGE.

    A dealer's commission may be payable on purchases of eligible Delaware Group fund shares under an Allied Plan. In determining a financial adviser's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Group fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See FRONT-END SALES CHARGE ALTERNATIVE--CLASS A SHARES under CLASSES OF SHARES.



    The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described under WAIVER OF LIMITED CONTINGENT DEFERRED SALES CHARGE--CLASS A SHARES under REDEMPTION AND EXCHANGE, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Group and non-Delaware Group fund shares. When eligible Delaware Group fund shares are exchanged into eligible non-Delaware Group fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial adviser or selling dealer. See CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE under REDEMPTION AND EXCHANGE.



                                                                       ---------

   Classes of
   Shares
----

ALTERNATIVE PURCHASE ARRANGEMENTS

    Shares may be purchased at a price equal to the next determined net asset value per share, subject to a sales charge which may be imposed, at the election of the purchaser, at the time of the purchase for Class A Shares ("front-end sales charge alternative"), or on a contingent deferred basis for Class B Shares ("deferred sales charge alternative") or Class C Shares ("level sales charge alternative").



    CLASS A SHARES. An investor who elects the front-end sales charge alternative acquires Class A Shares, which incur a sales charge when they are purchased, but generally are not subject to any sales charge when they are redeemed. Class A Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares. Certain purchases of Class A Shares qualify for reduced front-end sales charges. See FRONT-END SALES CHARGE ALTERNATIVE-- CLASS A SHARES, below. See also CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE under REDEMPTION AND EXCHANGE and DISTRIBUTION (12B-1) AND SERVICE under MANAGEMENT OF THE FUND.





    CLASS B SHARES. An investor who elects the deferred sales charge alternative acquires Class B Shares, which do not incur a front-end sales charge when they are purchased, but are subject to a contingent deferred sales charge if they are redeemed within six years of purchase. Class B Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of such shares for approximately eight years after purchase. Class B Shares permit all of the investor's dollars to work from the time the investment is made. The higher 12b-1 Plan expenses paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A Shares. At the end of approximately eight years after purchase, the Class B Shares will automatically be converted into Class A Shares, and, therefore, for the remainder of the life of the investment, the annual 12b-1 Plan fee of up to 0.30% for the Class A Shares will apply. See AUTOMATIC CONVERSION OF CLASS B SHARES, below.



    CLASS C SHARES. An investor who elects the level sales charge alternative acquires Class C Shares, which do not incur a front-end sales charge when they are purchased, but are subject to a contingent deferred sales charge if they are redeemed within 12 months of purchase. Class C Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of such shares for the life of the investment. The higher 12b-1 Plan expenses paid by Class C Shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A Shares. Unlike Class B Shares, Class C Shares do not convert to another class.




    The alternative purchase arrangements described above permit investors to choose the method of purchasing shares that is most suitable given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge, purchase Class B Shares and have the entire initial purchase amount invested in the Fund with their investment being subject to a CDSC if they redeem shares within six years of purchase, or purchase Class C Shares and have the entire initial purchase amount invested in the Fund with their investment being subject to a CDSC if they redeem shares within 12 months of purchase. In addition, investors should consider the level of annual 12b-1 Plan expenses applicable to each Class. The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money and the effect of earning a return on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the desirability of an automatic conversion feature, which is available only for Class B Shares.



    Prospective investors should refer to APPENDIX A-- INVESTMENT ILLUSTRATIONS to this PROSPECTUS for an illustration of the potential effect that each of the purchase options may have on a long-term shareholder's investment.

---------

    For the distribution and related services provided to, and the expenses borne on behalf of, the Fund, the Distributor and others will be paid, in the case of the Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of the Class B Shares and the Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Financial advisers may receive different compensation for selling Class A, Class B and Class C Shares. INVESTORS SHOULD UNDERSTAND THAT THE PURPOSE AND FUNCTION OF THE RESPECTIVE 12B-1 PLANS AND THE CDSCS APPLICABLE TO CLASS B SHARES AND CLASS C SHARES ARE THE SAME AS THOSE OF THE 12B-1 PLAN AND THE FRONT-END SALES CHARGE APPLICABLE TO CLASS A SHARES IN THAT SUCH FEES AND CHARGES ARE USED TO FINANCE THE DISTRIBUTION OF THE RESPECTIVE CLASSES. See 12B-1 DISTRIBUTION PLANS--CLASS A, CLASS B AND CLASS C SHARES.

    Dividends paid on Class A, Class B and Class C Shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount, except that the additional amount of 12b-1 Plan expenses relating to Class B Shares and Class C Shares will be borne exclusively by such shares. See CALCULATION OF OFFERING PRICE AND NET ASSET VALUE PER SHARE.

    The NASD has adopted certain rules relating to investment company sales charges. Government Fund, Inc. and the Distributor intend to operate in compliance with these rules.

FRONT-END SALES CHARGE ALTERNATIVE-- CLASS A SHARES

    Class A Shares may be purchased at the offering price, which reflects a maximum front-end sales charge of 4.75%. See CALCULATION OF OFFERING PRICE AND NET ASSET VALUE PER SHARE.

    Purchases of $100,000 or more carry a reduced front-end sales charge as shown in the following table.

                          U.S. Government Fund A Class



                                   Front-End Sales
                                    Charge as % of            Dealer's
                                                          Commission*** as
                                Offering       Amount      % of Offering
     Amount of Purchase          Price       Invested**        Price
Less than $100,000                  4.75%         5.03%           4.00%
$100,000 but under $250,000         3.75          3.87            3.00
$250,000 but under $500,000         2.50          2.58            2.00
$500,000 but under
 $1,000,000*                        2.00          2.06            1.60


--------------------

  * There is no front-end sales charge on purchases of Class A Shares of $1 million or more but, under certain limited circumstances, a 1% Limited CDSC may apply upon redemption of such shares.
 ** Based upon the net asset value per share of the Class A Shares as of the end of Government Fund, Inc.'s most recent fiscal year.
*** Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.

----------------------------------------------------------------------

The Fund must be notified when a sale takes place which would qualify for the reduced front-end sales charge on the basis of previous or current purchases. The reduced front-end sales charge will be granted upon confirmation of the shareholder's holdings by the Fund. Such reduced front-end sales charges are not retroactive.

    From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge shown above. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Group products and services and who increase sales of Delaware Group funds may receive an additional commission of up to 0.15% of the offering price. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the Securities Act of 1933.
------------------------------------------------------

    For initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are made in accordance with the following schedule:

                                             Dealer's Commission
                                    --------------------------------------
        Amount of Purchase          (as a percentage of amount purchased)
----------------------------------
Up to $2 million                                       1.00%
Next $1 million up to $3 million                       0.75
Next $2 million up to $5 million                       0.50
Amount over $5 million                                 0.25


    In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Group funds as to which a Limited CDSC applies may be aggregated with those of the Class A Shares of the Fund. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

    An exchange from other Delaware Group funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

    Redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC if the dealer's commission described above was paid in connection with the purchase of those shares. See CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE under REDEMPTION AND EXCHANGE.

                                                                       ---------

COMBINED PURCHASES PRIVILEGE



    By combining your holdings of Class A Shares with your holdings of Class B Shares and/or Class C Shares of the Fund and shares of the other funds in the Delaware Group, except those noted below, you can reduce the front-end sales charges on any additional purchases of Class A Shares. Shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with ownership of variable insurance products may be combined with other Delaware Group fund holdings. Assets held by investment advisory clients of the Manager or its affiliates in a stable value account may be combined with other Delaware Group fund holdings. Shares of other funds that do not carry a front-end sales charge or CDSC may not be included unless they were acquired through an exchange from a Delaware Group fund that does carry a front-end sales charge or CDSC.



    This privilege permits you to combine your purchases and holdings with those of your spouse, your children under 21 and any trust, fiduciary or retirement account for the benefit of such family members.

    It also permits you to use these combinations under a Letter of Intention. A Letter of Intention allows you to make purchases over a 13-month period and qualify the entire purchase for a reduction in front-end sales charges on Class A Shares.

    Combined purchases of $1,000,000 or more, including certain purchases made at net asset value pursuant to a Right of Accumulation or under a Letter of Intention, may result in the payment of a dealer's commission and the applicability of a Limited CDSC. Investors should consult their financial advisers or the Shareholder Service Center about the operation of these features. See FRONT-END SALES CHARGE ALTERNATIVE--CLASS A SHARES, above.

BUYING CLASS A SHARES AT NET ASSET VALUE

    Class A Shares of the Fund may be purchased at net asset value under the Delaware Group Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege. See THE DELAWARE DIFFERENCE and REDEMPTION AND EXCHANGE for additional information.

    Purchases of Class A Shares may be made at net asset value by current and former officers, directors and employees (and members of their families) of the Manager, any affiliate, any of the funds in the Delaware Group, certain of their agents and registered representatives and employees of authorized investment dealers and by employee benefit plans for such entities. Individual purchases, including those in retirement accounts, must be for accounts in the name of the individual or a qualifying family member.

    Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of Delaware Group funds. Officers, directors and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs.




    Purchases of Class A Shares at net asset value may also be made by the following: financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of the Fund; any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, for which plan participant records are maintained on the Delaware Investment & Retirement Services, Inc. ("DIRSI") proprietary record keeping system that (i) has in excess of $500,000 of plan assets invested in Class A Shares of Delaware Group funds and any stable value account available to investment advisory clients of the Manager or its affiliates, or (ii) is sponsored by an employer that has at any point after May 1, 1997 had more than 100 employees while such plan has held Class A Shares of a Delaware Group fund and such employer has properly represented to DIRSI in writing that it has the requisite number of employees and has received written confirmation back from DIRSI.



    Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a Delaware Group account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.



    Class A Shares of the Fund may be purchased at net asset value by any investor within 90 days after a redemption of shares from a fund outside the Delaware Group of funds provided that: 1) the redeemed shares were purchased no more than five years before the proposed purchase of Class A Shares of the Fund; and 2) a front-end sales charge was paid in connection with the purchase of the redeemed shares or a contingent-deferred sales charge was paid upon their redemption.


---------

    Investors in Delaware-Voyageur Unit Investment Trusts may reinvest monthly dividend checks and/or repayment of invested capital into Class A Shares of any of the funds in the Delaware Group at net asset value.



GROUP INVESTMENT PLANS



    Group Investment Plans (e.g., SEP/IRA, SAR/SEP, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, and 403(b)(7) and 457 Deferred Compensation Plans) may benefit from the reduced front-end sales charges available on Class A Shares based on total plan assets. If a company has more than one plan investing in the Delaware Group of funds, then the total amount invested in all plans will be aggregated to determine the applicable front-end sales charge reduction on each purchase, both initial and subsequent, if, at the time of each such purchase, the company notifies the Fund that it qualifies for the reduction. Employees participating in such Group Investment Plans may also combine the investments held in their plan account to determine the front-end sales charge applicable to purchases in non-retirement Delaware Group investment accounts if, at the time of each such purchase, they notify the Fund that they are eligible to combine purchase amounts held in their plan account.



    For additional information on retirement plans, including plan forms, applications, minimum investments and any applicable account maintenance fees, contact your investment dealer or the Distributor.

    For other retirement plans and special services, see RETIREMENT PLANNING.

DEFERRED SALES CHARGE ALTERNATIVE-- CLASS B SHARES

    Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently anticipates compensating dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 4% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

    Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for the Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

    Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for the Class B Shares described in THIS PROSPECTUS, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for the Class B Shares acquired as a result of the exchange. See REDEMPTION AND EXCHANGE.

AUTOMATIC CONVERSION OF CLASS B SHARES

    Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the last business day of the second full week of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.

    Class B Shares of a fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, Inc., the Delaware Cash Reserve Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.

    All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. See TAXES.

                                                                       ---------

LEVEL SALES CHARGE ALTERNATIVE--CLASS C SHARES



    Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently anticipates compensating dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, however, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.



    Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

    Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for the Class C Shares as described in this PROSPECTUS. See REDEMPTION AND EXCHANGE.

CONTINGENT DEFERRED SALES CHARGE--
CLASS B SHARES AND CLASS C SHARES

    Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth below and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestments of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class B Shares or the Class C Shares of the Fund, even if those shares are later exchanged for shares of another Delaware Group fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange.

    The following table sets forth the rates of the CDSC for the Class B Shares of the Fund:

                                          Contingent
                                        Deferred Sales
                                         Charge (as a
                                         Percentage of
                                         Dollar Amount
                                          Subject to
       Year After Purchase Made             Charge)
--------------------------------------  ---------------
0-2                                           4%
3-4                                           3%
5                                             2%
6                                             1%
7 and thereafter                             None

During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. See AUTOMATIC CONVERSION OF CLASS B SHARES, above. Investors are reminded that the Class A Shares into which the Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares.

    In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

    All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

    The CDSC is waived on certain redemptions of Class B Shares and Class C Shares. See WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES AND CLASS C SHARES under REDEMPTION AND EXCHANGE.

OTHER PAYMENTS TO DEALERS--
CLASS A, CLASS B AND CLASS C SHARES

    From time to time at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of the Classes exceed certain limits, as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Group of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares.

---------

    Subject to pending amendments to the NASD's Conduct Rules, in connection with the promotion of Delaware Group fund shares, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising and may, from time to time, pay or allow additional promotional incentives to dealers, which shall include non-cash concessions, such as certain luxury merchandise or a trip to or attendance at a business or investment seminar at a luxury resort, as part of preapproved sales contests. Payment of non-cash compensation to dealers is currently under review by the NASD and the Securities and Exchange Commission. It is likely that the NASD's Conduct Rules will be amended such that the ability of the Distributor to pay non-cash compensation as described above will be restricted in some fashion. The Distributor intends to comply with the NASD's Conduct Rules as they may be amended.



U.S. GOVERNMENT FUND INSTITUTIONAL CLASS





    In addition to offering the Class A, Class B and Class C Shares, the Fund also offers the U.S. Government Fund Institutional Class, which is described in a separate prospectus and is available for purchase only by certain investors. U.S. Government Fund Institutional Class shares generally are distributed directly by the Distributor and do not have a front-end sales charge, a CDSC or a Limited CDSC, and are not subject to 12b-1 Plan distribution expenses. To obtain the prospectus that describes the U.S. Government Fund Institutional Class, contact the Distributor by writing to the address or by calling the telephone number listed on the back cover of this PROSPECTUS.


                                                                       ---------

   How to
   Buy Shares
----

PURCHASE AMOUNTS

    Generally, the minimum initial purchase is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of shares of any Class generally must be $100 or more. For purchases under a Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or through an Automatic Investing Plan, there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Minimum purchase requirements do not apply to retirement plans other than IRAs for which there is a minimum initial purchase of $250, and a minimum subsequent purchase of $25, regardless of which Class is selected.

    There is a maximum purchase limitation of $250,000 on each purchase of Class B Shares. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. An investor may exceed these maximum purchase limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind that reduced front-end sales charges are available on investments of $100,000 or more in Class A Shares, and that Class A Shares (i) are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and (ii) generally are not subject to a CDSC. For retirement plans, the maximum purchase limitations apply only to the initial purchase of Class B Shares or Class C Shares by the plan.

INVESTING THROUGH YOUR INVESTMENT DEALER



    You can make a purchase of shares of the Fund through most investment dealers who, as part of the service they provide, must transmit orders promptly. They may charge for this service. If you want a dealer but do not have one, the Delaware Group can refer you to one.



INVESTING BY MAIL




1. INITIAL PURCHASES--An Investment Application or, in the case of a retirement account, an appropriate retirement plan application, must be completed, signed and sent with a check payable to U.S. Government Fund A Class, U.S. Government Fund B Class or U.S. Government Fund C Class, to Delaware Group at 1818 Market Street, Philadelphia, PA 19103.



2. SUBSEQUENT PURCHASES--Additional purchases may be made at any time by mailing a check payable to the specific Class selected. Your check should be identified with your name(s) and account number. An investment slip (similar to a deposit slip) is provided at the bottom of transaction confirmations and dividend statements that you will receive from Government Fund, Inc. Use of this investment slip can help expedite processing of your check when making additional purchases. Your investment may be delayed if you send additional purchases by certified mail.

INVESTING BY WIRE

    You may purchase shares by requesting your bank to transmit funds by wire to CoreStates Bank, N.A., ABA #031000011, account number 1412893401 (include your name(s) and your account number for the Class in which you are investing).




1. INITIAL PURCHASES--Before you invest, telephone the Shareholder Service Center to get an account number. If you do not call first, processing of your investment may be delayed. In addition, you must promptly send your Investment Application or, in the case of a retirement account, an appropriate retirement plan application, to the specific Class selected, to Delaware Group at 1818 Market Street, Philadelphia, PA 19103.



2. SUBSEQUENT PURCHASES--You may make additional investments anytime by wiring funds to CoreStates Bank, N.A., as described above. You should advise the Shareholder Service Center by telephone of each wire you send.

    If you want to wire investments to a retirement plan account, call the Shareholder Service Center for special wiring instructions.

INVESTING BY EXCHANGE



    If you have an investment in another mutual fund in the Delaware Group, you may write and authorize an exchange of part or all of your investment into shares of the Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in each fund's prospectus. See REDEMPTION AND EXCHANGE for more complete information concerning your exchange privileges.



---------

    Holders of Class A Shares may exchange all or part of their shares for certain of the shares of other funds in the Delaware Group, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares or Class C Shares of the Fund or of any other fund in the Delaware Group. Holders of Class B Shares of the Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Group funds. Similarly, holders of Class C Shares of the Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Group funds. See APPENDIX B-- CLASSES OFFERED for a list of Delaware Group funds and the classes they offer. Class B Shares of the Fund and Class C Shares of the Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of the Class B Shares of the Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of the Fund.



    Permissible exchanges into Class A Shares of the Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of the Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

    See ALLIED PLANS under RETIREMENT PLANNING for information on exchanges by participants in an Allied Plan.

ADDITIONAL METHODS OF ADDING TO YOUR INVESTMENT

    Call the Shareholder Service Center for more information if you wish to use the following services:

1. AUTOMATIC INVESTING PLAN

    THE AUTOMATIC INVESTING PLAN ENABLES YOU TO MAKE REGULAR MONTHLY INVESTMENTS WITHOUT WRITING OR MAILING CHECKS. You may authorize Government Fund, Inc. to transfer a designated amount monthly from your checking account to your Fund account. Many shareholders use this as an automatic savings plan. Shareholders should allow a reasonable amount of time for initial purchases and changes to these plans to become effective.



    This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.



2. DIRECT DEPOSIT

    YOU MAY HAVE YOUR EMPLOYER OR BANK MAKE REGULAR INVESTMENTS DIRECTLY TO YOUR FUND ACCOUNT FOR YOU (for example: payroll deduction, pay by phone, annuity payments). The Fund also accepts preauthorized recurring government and private payments by Electronic Fund Transfer, which avoids mail time and check clearing holds on payments such as social security, federal salaries, Railroad Retirement benefits, etc.

                                    *  *  *

    Should investments through an automatic investing plan or by direct deposit be reclaimed or returned for some reason, Government Fund, Inc. has the right to liquidate your shares to reimburse the government or transmitting bank. If there are insufficient funds in your account, you are obligated to reimburse the Fund.

3. MONEYLINE-SM- ON DEMAND



    Through the MoneyLine-SM- On Demand service, you or your investment dealer may call the Fund to request a transfer of funds from your predesignated bank account to your Fund account. See MONEYLINE-SM- SERVICES under THE DELAWARE DIFFERENCE for additional information about this service.



4. WEALTH BUILDER OPTION

    You can use our Wealth Builder Option to invest in the Fund through regular liquidations of shares in your accounts in other funds in the Delaware Group. You may also elect to invest in other mutual funds in the Delaware Group through the Wealth Builder Option through regular liquidations of shares in your Fund account.



    Under this automatic exchange program, you can authorize regular monthly amounts (minimum of $100 per fund) to be liquidated from your account in one or more funds in the Delaware Group and invested automatically into any other account in a Delaware Group mutual fund that you may specify. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above. You can terminate your participation in WealthBuilder at any time by giving written notice to the fund from which the exchanges are made. See REDEMPTION AND EXCHANGE.





    This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.



                                                                       ---------

5. DIVIDEND REINVESTMENT PLAN

    You can elect to have your distributions (capital gains and/or dividend income) paid to you by check or reinvested in your Fund account. Or, you may invest your distributions in certain other funds in the Delaware Group, subject to the exceptions noted below as well as the eligibility and minimum purchase requirements set forth in each fund's prospectus.

    Reinvestments of distributions into Class A Shares of the Fund or of other Delaware Group funds are made without a front-end sales charge. Reinvestments of distributions into Class B Shares of the Fund or of other Delaware Group funds or into Class C Shares of the Fund or of other Delaware Group funds are also made without any sales charge and will not be subject to a CDSC if later redeemed. See AUTOMATIC CONVERSION OF CLASS B SHARES under CLASSES OF SHARES for information concerning the automatic conversion of Class B Shares acquired by reinvesting dividends.



    Holders of Class A Shares of the Fund may not reinvest their distributions into Class B Shares or Class C Shares of any fund in the Delaware Group. Holders of Class B Shares of the Fund may reinvest their distributions only into Class B Shares of the funds in the Delaware Group which offer that class of shares (the "Class B Funds"). Similarly, holders of Class C Shares of the Fund may reinvest their distributions only into Class C Shares of the funds in the Delaware Group which offer that class of shares (the "Class C Funds"). See APPENDIX B--CLASSES OFFERED for a list of the funds offering those classes of shares. For more information about reinvestments, call the Shareholder Service Center.



    Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Group fund in which their investments are held: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

PURCHASE PRICE AND EFFECTIVE DATE

    The offering price and net asset value of the Class A, Class B and Class C Shares are determined as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.



    The effective date of a purchase is the date the order is received by the Fund, its agent or designee. The effective date of a direct purchase is the day your wire, electronic transfer or check is received, unless it is received after the time the offering price or net asset value of shares is determined, as noted above. Purchase orders received after such time will be effective the next business day.



THE CONDITIONS OF YOUR PURCHASE

    The Fund reserves the right to reject any purchase order. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Group. The Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.



    The Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of a redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.



    The Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

---------

   Redemption
   And Exchange
----

    YOU CAN REDEEM OR EXCHANGE YOUR SHARES IN A NUMBER OF DIFFERENT WAYS. The exchange service is useful if your investment requirements change and you want an easy way to invest in other bond funds, equity funds, tax-advantaged funds or money market funds. Exchanges are subject to the requirements of each fund and all exchanges of shares constitute taxable events. See TAXES. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial adviser or investment dealer to discuss which funds in the Delaware Group will best meet your changing objectives, and the consequences of any exchange transaction. You may also call the Delaware Group directly for fund information.

    All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses.



    Your shares will be redeemed or exchanged at a price based on the net asset value next determined after the Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined, as noted above, will be processed on the next business day. See PURCHASE PRICE AND EFFECTIVE DATE under HOW TO BUY SHARES. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.





  Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800-523-1918. The Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.



    The Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Fund will honor redemption requests as to shares for which a check was tendered as payment, but the Fund will not mail or wire the proceeds until it is reasonably satisfied that the check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

    There is no front-end sales charge or fee for exchanges made between shares of funds which both carry a front-end sales charge. Any applicable front-end sales charge will apply to exchanges from shares of funds not subject to a front-end sales charge, except for exchanges involving assets that were previously invested in a fund with a front-end sales charge and/or exchanges involving the reinvestment of dividends.



    Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in the Delaware Group (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this PROSPECTUS and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of Class B Shares from the Fund, the Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the


                                                                       ---------
period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of the Fund for a longer period of time than if the investment in New Shares were made directly.

    Various redemption and exchange methods are outlined below. Except for the CDSC applicable to certain redemptions of Class B and Class C Shares and the Limited CDSC applicable to certain redemptions of Class A Shares purchased at net asset value, there is no fee charged by the Fund or the Distributor for redeeming or exchanging your shares, but such fees could be charged in the future. You may have your investment dealer arrange to have your shares redeemed or exchanged. Your investment dealer may charge for this service.

    All authorizations given by shareholders, including selection of any of the features described below, shall continue in effect until such time as a written revocation or modification has been received by the Fund or its agent.

CHECKWRITING FEATURE

    YOU CAN REQUEST SPECIAL CHECKS BY MARKING THE BOX ON THE INVESTMENT APPLICATION.

    Checks must be drawn for $500 or more and, unless otherwise indicated on the Investment Application or your checkwriting authorization form, must be signed by all owners of the account.

    Because the value of shares fluctuates, you cannot use checks to close your account. The Checkwriting Feature is not available for Class B Shares or Class C Shares, or for retirement plan accounts regardless of class. See PART B for additional information.

WRITTEN REDEMPTION

    You can write to the Fund at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Fund requires a signature by all owners of the account and a signature guarantee for each owner. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.



    Payment is normally mailed the next business day, but no later than seven days, after receipt of your redemption request. If your Class A Shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares or Class C Shares.


WRITTEN EXCHANGE

    You may also write to the Fund (at 1818 Market Street, Philadelphia, PA 19103) to request an exchange of any or all of your shares into another mutual fund in the Delaware Group, subject to the same conditions and limitations as other exchanges noted above.

TELEPHONE REDEMPTION AND EXCHANGE

    To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

    The Telephone Redemption--Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in writing that you do not wish to have such services available with respect to your account. The Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

    Neither the Fund nor its Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Instructions received by telephone are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

---------

TELEPHONE REDEMPTION--CHECK TO YOUR
ADDRESS OF RECORD



    THE TELEPHONE REDEMPTION FEATURE IS A QUICK AND EASY METHOD TO REDEEM SHARES. You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.



TELEPHONE REDEMPTION--PROCEEDS TO YOUR BANK



    Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. CoreStates Bank, N.A.'s fee (currently $7.50) will be deducted from your redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.





MONEYLINE-SM- ON DEMAND

    Through the MoneyLine-SM- On Demand service, you or your investment dealer may call the Fund to request a transfer of funds from your Fund account to your predesignated bank account. See MONEYLINE-SM- SERVICES under THE DELAWARE DIFFERENCE for additional information about this service.



TELEPHONE EXCHANGE

    The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in the Delaware Group under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

SYSTEMATIC WITHDRAWAL PLANS

1. REGULAR PLANS



    This plan provides shareholders with a consistent monthly (or quarterly) payment. THIS IS PARTICULARLY USEFUL TO SHAREHOLDERS LIVING ON FIXED INCOMES, SINCE IT CAN PROVIDE THEM WITH A STABLE SUPPLEMENTAL AMOUNT. With accounts of at least $5,000, you may elect monthly withdrawals of $25 (quarterly $75) or more. The Fund does not recommend any particular monthly amount, as each shareholder's situation and needs vary. Payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the MoneyLine-SM-Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. See MONEYLINE-SM- SERVICES under THE DELAWARE DIFFERENCE for more information about this service.



2. RETIREMENT PLANS



    For shareholders eligible under the applicable retirement plan to receive benefits in periodic payments, the Systematic Withdrawal Plan provides you with maximum flexibility. A number of formulas are available for calculating your withdrawals depending upon whether the distributions are required or optional. Withdrawals must be for $25 or more; however, no minimum account balance is required. The MoneyLine-SM- Direct Deposit Service described above is not available for certain retirement plans.


                                    *  *  *

    Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

    Redemptions of Class A Shares via a Systematic Withdrawal Plan may be subject to a Limited CDSC if the original purchase was made at net asset value within the 12 months prior to the withdrawal and a dealer's commission was paid on that purchase. See CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE, below.

                                                                       ---------

    The applicable CDSC for Class B Shares and Class C Shares redeemed via a Systematic Withdrawal Plan will be waived if, on the date that the Plan is established, the ANNUAL amount selected to be withdrawn is less than 12% of the account balance. If the ANNUAL amount selected to be withdrawn exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, ALL redemptions under the Plan will be subject to the applicable CDSC. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. The 12% annual limit will be reset on the date that any Systematic Withdrawal Plan is modified (for example, a change in the amount selected to be withdrawn or the frequency or date of withdrawals), based on the balance in the account on that date. See WAIVER OF CONTINGENT DEFERRED SALES CHARGE-- CLASS B AND CLASS C SHARES, below.

    For more information on Systematic Withdrawal Plans, call the Shareholder Service Center.

CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE

    A Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) made within 12 months of purchase, IF SUCH PURCHASES WERE MADE AT NET ASSET VALUE AND TRIGGERED THE PAYMENT BY THE DISTRIBUTOR OF THE DEALER'S COMMISSION PREVIOUSLY DESCRIBED. See CLASSES OF SHARES.

    The Limited CDSC will be paid to the Distributor and will be equal to the lesser of 1% of: (1) the net asset value at the time of purchase of the Class A Shares being redeemed; or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Group fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

    Redemptions of such Class A Shares held for more than 12 months will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Group fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the 12-month holding period. The Limited CDSC is assessed if such 12-month period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of the Fund or Class A Shares acquired in the exchange.

    In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

WAIVER OF LIMITED CONTINGENT DEFERRED SALES CHARGE--CLASS A SHARES



    The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) periodic distributions from an IRA, SIMPLE IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability, or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (v) returns of excess contributions to an IRA; (vi) distributions by other employee benefit plans to pay benefits; (vii) distributions described in (ii), (iv), and (vi) above pursuant to a systematic withdrawal plan; and
(viii) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see BUYING CLASS A SHARES AT NET ASSET VALUE under CLASSES OF SHARES).


---------

WAIVER OF CONTINGENT DEFERRED SALES CHARGE-- CLASS B AND CLASS C SHARES



    The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, SEP/IRA or 403(b)(7) or 457 Deferred Compensation Plan, (iii) periodic distributions from an IRA, SIMPLE IRA, SAR/SEP, SEP/IRA, 403(b)(7) or 457 Deferred Compensation Plan, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; and (iv) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.






    The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution Plan; (iii) periodic distributions from a 403(b)(7) or 457 Deferred Compensation Plan upon attainment of age 59 1/2, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution Plans upon attainment of age 70 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (iv) distributions from a 403(b)(7) Deferred Compensation Plan, 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) Deferred Compensation Plan, 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) periodic distributions from an IRA or SIMPLE IRA on or after attainment of age 59; and (vii) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in
Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.


    In addition, the CDSC will be waived on Class B and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.

                                                                       ---------

   Dividends and
   Distributions
----

    Government Fund, Inc. declares a dividend to all shareholders of record at the time the offering price of shares is determined. See PURCHASE PRICE AND EFFECTIVE DATE under HOW TO BUY SHARES. Thus, when redeeming shares, dividends continue to be credited up to and including the date of redemption.

    The Fund's dividends are declared daily and paid monthly. Payment by check of cash dividends will ordinarily be mailed within three business days after the payable date. Any net short-term capital gains after deducting any net long-term capital losses (including carryforwards) and, pursuant to an Exemptive Order under Section 19(b) of the Investment Company Act, any long-term gains that would have been short-term gains except for 60/40 treatment under Section 1256(a) of the Code may be distributed quarterly, but in the discretion of the Fund's Board of Directors, may be distributed less frequently. Any distribution from net long-term realized securities profits will be made twice a year. The first payment normally would be made during the first quarter of the next fiscal year. The second payment would be made near the end of the calendar year to comply with certain requirements of the Code.

    Purchases by wire of the shares begin earning dividends when converted into Federal Funds and available for investment, normally the next business day after receipt. However, if the Fund is given prior notice of Federal Funds wire and an acceptable written guarantee of timely receipt from an investor satisfying the Fund's credit policies, the purchase will start earning dividends on the date the wire is received. Purchases by check earn dividends upon conversion to Federal Funds, normally one business day after receipt.

    Each class of the Fund will share proportionately in the investment income and expenses of the Fund, except that the per share dividends from net investment income on the Class A Shares, the Class B Shares and the Class C Shares will vary due to the expenses under the 12b-1 Plan applicable to each Class. Generally, the dividends per share on Class B Shares and Class C Shares can be expected to be lower than the dividends per share on Class A Shares because the expenses under the 12b-1 Plans relating to Class B and Class C Shares will be higher than the expenses under the 12b-1 Plan relating to Class A Shares. See DISTRIBUTION (12B-1) AND SERVICE under MANAGEMENT OF THE FUND.



    Both dividends and distributions are reinvested in your account at net asset value unless you elect otherwise. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in your account at the then-current net asset value and the dividend option may be changed from cash to reinvest. If you elect to take your dividends and distributions in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLine-SM- Direct Deposit Service and have such payments transferred from your Fund account to your predesignated bank account. This service is not available for retirement plans. See MONEYLINE-SM-SERVICES under THE DELAWARE DIFFERENCE for more information about this service.


---------

   Taxes
----

    The tax discussion set forth below is included for general information only. Investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Fund.

    The Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. As such, the Fund will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code.

    The Fund intends to distribute substantially all of its net investment income and net capital gains, if any. Dividends from net investment income or net short-term capital gains will be taxable to investors who are subject to income taxes as ordinary income, whether received in cash or in additional shares. No portion of the Fund's distributions will be eligible for the dividends-received deduction for corporations.



    Distributions paid by the Fund from long-term capital gains, whether received in cash or in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. The Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of Fund management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in the Fund are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.


    Dividends which are declared in October, November or December to shareholders of record on a specified date in one of those months, but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Fund and received by the shareholder on December 31 of the calendar year in which they are declared.

    The sale of shares of the Fund is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between the Fund and any other fund in the Delaware Group. Any loss incurred on a sale or exchange of Fund shares that had been held for six months or less will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares. All or a portion of the sales charge incurred in acquiring Fund shares will be excluded from the federal tax basis of any of such shares sold or exchanged within 90 days of their purchase (for purposes of determining gain or loss upon the sale of such shares) if the sale proceeds are reinvested in the Fund or in another fund in the Delaware Group of funds and a sales charge that would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment.

    The automatic conversion of Class B Shares into Class A Shares at the end of approximately eight years after purchase will be tax-free for federal tax purposes. See AUTOMATIC CONVERSION OF CLASS B SHARES under CLASSES OF SHARES.

    In addition to federal taxes, shareholders may be subject to state and local taxes on distributions. Distributions of interest income and capital gains realized from certain types of U.S. government securities may be exempt from state personal income taxes. Shares of the Fund are exempt from Pennsylvania county personal property taxes.

    Each year, Government Fund, Inc. will mail to you information on the tax status of the Fund's dividends and distributions. Shareholders will also receive each year information as to the portion of dividend income that is derived from U.S. government securities that are exempt from state income tax. Of course, shareholders who are not subject to tax on their income would not be required to pay tax on amounts distributed to them by the Fund.



    Government Fund, Inc. is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Investment Application your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.


    See ACCOUNTING AND TAX ISSUES and TAXES in PART B for additional information on tax matters relating to the Fund and its shareholders.

                                                                       ---------

   Calculation of
   Offering Price and
   Net Asset Value per Share
----

    The net asset value ("NAV") per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. U.S. government securities are valued at the mean between the bid and asked prices. Options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and asked prices. Any short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Non-Exchange-traded options are valued at fair value using a mathematical model. All other securities are valued at their fair value by an independent pricing service using methods approved by Government Fund, Inc.'s Board of Directors.

    Class A Shares are purchased at the offering price per share, while Class B Shares and Class C Shares are purchased at the NAV per share. The offering price per share of Class A Shares consists of the NAV per share next computed after the order is received, plus any applicable front-end sales charges.

    The offering price and NAV are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

    The net asset values of all outstanding shares of each class of the Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that class. All income earned and expenses incurred by the Fund will be borne on a pro-rata basis by each outstanding share of a class, based on each class' percentage in the Fund represented by the value of shares of such classes, except that the U.S. Government Fund Institutional Class will not incur any of the expenses under the Fund's 12b-1 Plans and the Class A, Class B and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each class, the dividends paid to each class of the Fund may vary. However, the NAV per share of each class is expected to be equivalent.

---------

   Management of
   the Fund
----

DIRECTORS

    The business and affairs of Government Fund, Inc. are managed under the direction of its Board of Directors. PART B contains additional information regarding the directors and officers.

INVESTMENT MANAGER

    The Manager furnishes investment management services to the Fund.



    The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. On July 31, 1997, the Manager and its affiliates within the Delaware Group including, Delaware International Advisers Ltd., were managing in the aggregate more than $39 billion in assets in the various institutional or separately managed (approximately $23,844,101,000) and investment company (approximately $15,869,009,000) accounts. The directors of Government Fund, Inc. annually review fees paid to the Manager.


    The Manager is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. In connection with the merger, a new Investment Management Agreement between Government Fund, Inc. on behalf of the Fund and the Manager was executed following shareholder approval.

    The Manager manages the Fund's portfolio and makes investment decisions which are implemented by Government Fund, Inc.'s Trading Department. The Manager also administers Government Fund, Inc.'s affairs and pays the salaries of all the directors, officers and employees of Government Fund, Inc. who are affiliated with the Manager. For these services, the annual compensation paid to the Manager is equal to 0.60% of the Fund's average daily net assets, less a proportionate share of all directors' fees paid to the unaffiliated directors by the Fund. Investment management fees paid by the Fund for the fiscal year ended July 31, 1997 were 0.59% of its average daily net assets.



    Paul Grillo, Vice President/Portfolio Manager of the Government Fund, Inc., has primary responsibility for making day-to-day investment decisions for the Fund. Mr. Grillo assumed such responsibility on February 21, 1997. Mr. Grillo holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining the Delaware Group in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as a mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder.






    In making investment decisions for the Fund, Mr. Grillo consults regularly with Paul E. Suckow and Roger A. Early. Mr. Suckow is Executive Vice President/Chief Investment Officer, Fixed-Income of the Fund. He is a CFA charterholder and a graduate of Bradley University with an MBA from Western Illinois University. Mr. Suckow was a fixed-income portfolio manager at the Delaware Group from 1981 to 1985. He returned to the Delaware Group in 1993 after eight years with Oppenheimer Management Corporation where he served as Executive Vice President and Director of Fixed Income. Mr. Early was the Fund's Portfolio Manager from July 18, 1994 to February 21, 1997. While continuing in the capacity as a consultant to the Fund, going forward, Mr. Early will be devoting more of his time to other advisory tasks on behalf of Delaware Management Company, Inc. Mr. Early has an undergraduate degree in economics from the University of Pennsylvania's Wharton School and an MBA in finance and accounting from the University of Pittsburgh. He is also a CPA and a CFA charterholder. Prior to joining the Delaware Group, Mr. Early was a portfolio manager for Federated Investment Counseling's fixed-income group, with over $1 billion in assets.


PORTFOLIO TRADING PRACTICES

    Portfolio trades are generally made on a net basis without brokerage commissions. However, the price may include a mark-up or mark-down. Banks, brokers or dealers are selected by the Manager to execute the Fund's portfolio transactions.

                                                                       ---------

    The Fund uses its best efforts to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the Manager or its advisory clients. These services may be used by the Manager in servicing any of its accounts. Subject to best price and execution, the Fund may consider a broker/dealer's sales of shares of funds in the Delaware Group of funds in placing portfolio orders and may place orders with broker/dealers that have agreed to defray certain expenses of such funds, such as custodian fees.



PERFORMANCE INFORMATION

    From time to time, the Fund may quote yield or total return performance of the Classes in advertising and other types of literature.

    The current yield for each of the Classes will be calculated by dividing the annualized net investment income earned by that Class during a recent 30-day period by the maximum offering price per share on the last day of the period. The yield formula provides for semi-annual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.



    Total return will be based on a hypothetical $1,000 investment, reflecting the reinvestment of all distributions at net asset value and: (i) in the case of Class A Shares, the impact of the maximum front-end sales charge at the beginning of each specified period; and (ii) in the case of Class B Shares and Class C Shares, the deduction of any applicable CDSC at the end of the relevant period. Each presentation will include the average annual total return for one-, five- and ten-year or life-of-fund periods, as relevant. The Fund may also advertise aggregate and average total return information concerning a Class over additional periods of time. In addition, the Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC. In this case, such total return information would be more favorable than total return information that includes deductions of the maximum front-end sales charge or any applicable CDSC.



    Yield and net asset value fluctuate and are not guaranteed. Past performance is not a guarantee of future results.

DISTRIBUTION (12B-1) AND SERVICE

    The Distributor, Delaware Distributors, L.P., serves as the national distributor for the Fund under a Distribution Agreement dated April 3, 1995, as amended on November 29, 1995.

    Government Fund, Inc. has adopted a separate distribution plan under Rule 12b-1 for each of the Class A Shares, Class B Shares and Class C Shares (the "Plans"). The Plans permit the Fund to pay the Distributor from the assets of the respective Classes a monthly fee for the Distributor's services and expenses in distributing and promoting sales of shares. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time, and paying distribution and maintenance fees to brokers, dealers and others. In connection with the promotion of Class A, Class B and Class C Shares, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of preapproved sales contests and/or to dealers who provide extra training and information concerning a Class and who increase sales of the Class. In addition, the Fund may make payments from the assets of the respective Class directly to others, such as banks, who aid in the distribution of its shares or provide services in respect of the shares, pursuant to service agreements with Government Fund, Inc.

    The 12b-1 Plan expenses relating to each of the Class B Shares and the Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.



    The aggregate fees paid by the Fund from the assets of the respective Classes to the Distributor and others under the Plans may not exceed 0.30% of the Class A Shares' average daily net assets in any year, and 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and the Class C Shares' average daily net assets in any year. The actual 12b-1 expenses assessed against the Class A Shares may be less than 0.30%, but may not be less than 0.10%, because of the formula for calculating the fee adopted by the Fund's Board of Directors. See PART B. The Fund's Class A, Class B and Class C Shares will not incur any distribution expenses beyond these limits, which may not be increased without shareholder approval.


---------

    While payments pursuant to the Plans may not exceed 0.30% annually with respect to the Class A Shares, and 1% annually with respect to each of the Class B Shares and the Class C Shares, the Plans do not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plans. The Distributor may incur such additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Classes. The monthly fees paid to the Distributor are subject to the review and approval of Government Fund, Inc.'s unaffiliated directors, who may reduce the fees or terminate the Plans at any time.

    Government Fund, Inc.'s Plans do not apply to the U.S. Government Fund Institutional Class of shares. Those shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of U.S. Government Fund Institutional Class shares.



    The Transfer Agent, Delaware Service Company, Inc., serves as the shareholder servicing, dividend disbursing and transfer agent for the Fund under an Agreement dated June 29, 1988. The Transfer Agent also provides accounting services to the Fund pursuant to the terms of a separate Fund Accounting Agreement.





    The directors annually review fees paid to the Distributor and the Transfer Agent. The Distributor and the Transfer Agent are also indirect, wholly owned subsidiaries of DMH.



EXPENSES



    The Fund is responsible for all of its own expenses other than those borne by the Manager under the Investment Management Agreement and those borne by the Distributor under the Distribution Agreement. For the fiscal year ended July 31, 1997, the ratios of expenses to average daily net assets for the Class A Shares, the Class B Shares and the Class C Shares were 1.16%, 1.86% and 1.86%, respectively.



SHARES

    Government Fund, Inc. is an open-end management investment company currently offering one series of shares. The Fund's portfolio of assets is diversified as defined by the 1940 Act. Commonly known as a mutual fund, Government Fund, Inc. was organized as a Maryland corporation on April 23, 1985.

    Fund shares have a par value of $.01, equal voting rights, except as noted below, and are equal in all other respects. All shares have noncumulative voting rights which means that the holders of more than 50% of Government Fund, Inc.'s shares voting for the election of directors can elect 100% of the directors if they choose to do so. Under Maryland law, Government Fund, Inc. is not required, and does not intend, to hold annual meetings of shareholders unless, under certain circumstances, it is required to do so under the 1940 Act. Shareholders of 10% or more of Government Fund, Inc.'s outstanding shares may request that a special meeting be called to consider the removal of a director.

    In addition to Class A Shares, Class B Shares and Class C Shares, the Fund also offers the U.S. Government Fund Institutional Class shares. Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as the other class of shares of the Fund, except that shares of the U.S. Government Fund Institutional Class are not subject to, and may not vote on matters affecting, the Distribution Plans under Rule 12b-1 relating to the Class A, Class B and Class C Shares. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares and Class C Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, the Class B Shares may vote on any proposal to increase materially the fees to be paid by the Fund under the Rule 12b-1 Plan relating to the Class A Shares.

                                                                       ---------

   Additional Information
   on Investment Policies
   and Risk Considerations
----

GNMA SECURITIES

    The Fund may invest in certificates of the Government National Mortgage Association ("GNMA"). GNMA Certificates are mortgage-backed securities. Each Certificate evidences an interest in a specific pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Scheduled payments of principal and interest are made to the registered holders of GNMA Certificates. The GNMA Certificates in which the Fund will invest are of the modified pass-through type. GNMA guarantees the timely payment of monthly installments of principal and interest on modified pass-through Certificates at the time such payments are due, whether or not such amounts are collected by the issuer on the underlying mortgages. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA of amounts due on these GNMA Certificates.

    The average life of GNMA Certificates varies with the maturities of the underlying mortgage instruments with maximum maturities of 30 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments of refinancing of such mortgages or foreclosure. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. Due to the GNMA guarantee, foreclosures impose no risk to principal investments.

    The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates vary widely, it is not possible to accurately predict the average life of a particular pool. However, statistics indicate that the average life of the type of mortgages backing the majority of GNMA Certificates is approximately 12 years. For this reason, it is standard practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than five years.

    The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the issuer. Such fees in the aggregate usually amount to approximately 1/2 of 1%.

    Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Prepayments generally occur when interest rates have fallen. Reinvestments of prepayments will be at lower rates. Historically, actual average life has been consistent with the 12-year assumption referred to above. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificates and may differ from the yield based on the assumed average life. Interest on GNMA Certificates is paid monthly rather than semi-annually as for traditional bonds.

---------

MORTGAGE-BACKED SECURITIES

    Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

    REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

    CMOs and REMICs issued by private entities are not Government securities and are not directly guaranteed by any Government agency. They are secured by the underlying collateral of the private issuer. The Fund will invest in such private-backed securities only if they are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund currently invests in privately-issued CMOs and REMICs only if they are rated at the time of purchase in the two highest grades by a nationally-recognized rating agency.

ASSET-BACKED SECURITIES

    As noted and subject to the limitations set forth in INVESTMENT STRATEGY, the Fund may invest in securities which are backed by assets such as receivables on home equity and credit loans, receivables regarding automobile, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases or other loans or financial receivables currently available or which may be developed in the future.

    Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide the funds to pay the debt service on the debt obligations issued.

    The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. Due to the shorter maturity of the collateral backing such securities, there tends to be less of a risk of substantial prepayment than with mortgage-backed securities but the risk of such a prepayment does exist. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately or in many cases ever established, and other risks which may be peculiar to particular classes of collateral. For example, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities. For further discussion concerning the risks of investing in such asset-backed securities, see PART B.

REPURCHASE AGREEMENTS

    In order to invest its short-term cash reserves or when in a temporary defensive posture, the Fund may enter into repurchase agreements with banks or broker/dealers deemed to be creditworthy by the Manager, under guidelines approved by the Board of Directors. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Generally, repurchase agreements are of short duration, often less than one week but on occasion for longer periods. Not more than 10% of the Fund's assets may be invested in repurchase agreements of over seven-days' maturity or other illiquid assets. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Fund, if any, would be the difference between the repurchase price and the market value of the security. The Fund will limit its investments in repurchase agreements to those which the Manager under the guidelines of the Board of Directors determines to present minimal credit risks and which are of high quality. In addition, the Fund must have collateral of at least 100% of the repurchase price, including the portion representing the Fund's yield under such agreements which is monitored on a daily basis. Such collateral is held by Bankers Trust Company ("Custodian") in book entry form. Such agreements may be considered loans under the 1940 Act, but the Fund considers repurchase agreements contracts for the purchase and sale of securities, and it seeks to perfect a security interest in the collateral securities so that it has the right to keep and dispose of the underlying collateral in the event of default.

                                                                       ---------

    The funds in the Delaware Group have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow the Delaware Group funds jointly to invest cash balances. The Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

OPTIONS

    The Fund may write put and call options on a covered basis only, and will not engage in option writing strategies for speculative purposes. The Fund may write covered call options and secured put options from time to time on such portion of its portfolio, without limit, as the Manager determines is appropriate in seeking to obtain the Fund's investment objective. The Fund may also purchase (i) call options to the extent that premiums paid for such options do not exceed 2% of the Fund's total assets and (ii) put options to the extent that premiums paid for such options do not exceed 2% of the Fund's total assets.

    A. COVERED CALL WRITING--A call option gives the purchaser of such option the right to buy, and the writer, in this case the Fund, has the obligation to sell the underlying security at the exercise price during the option period. There is no percentage limitation on writing covered call options.

    The advantage to the Fund of writing covered calls is that the Fund receives a premium which is additional income. The disadvantage is that if the security rises in value the Fund will lose the appreciation.

    During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

    Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

    If a call option expires unexercised, the Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

    The market value of a call option generally reflects the market price of the underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

    Call options will be written only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Fund would be required to continue to hold a security which it might otherwise wish to sell. Options written by the Fund will normally have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

    B. PURCHASING CALL OPTIONS--The Fund may purchase call options to the extent that premiums paid by the Fund do not aggregate more than 2% of the Fund's total assets. When the Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage is that the Fund may hedge against an increase in the price of securities which it ultimately wishes to buy. However, the premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option.

---------

    The Fund may, following the purchase of a call option, liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

    Although the Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Fund would be required to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund.

    C. SECURED PUT WRITING--A put option gives the purchaser of the option the right to sell, and the writer, in this case the Fund, the obligation to buy the underlying security at the exercise price during the option period. During the option period, the writer of a put option may be assigned an exercise notice by the broker/dealer through whom the option was sold requiring the writer to make payment of the exercise price against delivery of the underlying security. In this event, the exercise price will usually exceed the then market value of the underlying security. This obligation terminates upon expiration of the put option or at such earlier time at which the writer effects a closing purchase transaction. The operation of put options in other respects is substantially identical to that of call options. Premiums on outstanding put options written or purchased by the Fund may not exceed 2% of its total assets.

    The advantage to the Fund of writing such options is that it receives premium income. The disadvantage is that the Fund may have to purchase securities at higher prices than the current market price if the put is exercised.

    Put options will be written only on a secured basis, which means that the Fund will maintain in a segregated account with its Custodian cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. The amount of cash or U.S. government securities held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Fund. Secured put options will generally be written in circumstances where the Manager wishes to purchase the underlying security for the Fund's portfolio at a price lower than the current market price of the security. In such event, the Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

    D. PURCHASING PUT OPTIONS--The Fund may purchase put options to the extent that premiums paid for such options do not exceed 2% of the Fund's total assets. The Fund will, at all times during which it holds a put option, own the security covered by such option.

    The Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Fund to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. In addition, the Fund will continue to receive interest income on the security. If the security does not drop in value, the Fund will lose the value of the premium paid. The Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

FUTURES

    The Fund may invest in futures contracts and options on such futures contracts subject to certain limitations. Futures contracts are agreements for the purchase or sale for future delivery of securities. When a futures contract is sold, the Fund incurs a contractual obligation to deliver the securities underlying the contract at a specified price on a specified date during a specified future month. A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to the Fund of the securities called for by the contract at a specified price during a specified future month.

                                                                       ---------

    While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into an offsetting transaction. When the Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in an account at the Fund's Custodian bank. Thereafter, a "variation margin" may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such account, depending upon changes in the price of the underlying securities subject to the futures contract.

    The Fund may also purchase and write options to buy or sell futures contracts. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than actually to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option.

    The purpose of the purchase or sale of futures contracts for the Fund, which consists of a substantial number of government securities, is to protect the Fund against the adverse effects of fluctuations in interest rates without actually buying or selling such securities. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of government securities at higher prices.

    With respect to options on futures contracts, when the Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of government securities which the Fund intends to purchase.

    If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

    To the extent that interest rates move in an unexpected direction, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if the Fund is hedged against the possibility of an increase in interest rates which would adversely affect the price of government securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its government securities which it has because it will have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell government securities from its portfolio to meet daily variation margin requirements. Such sales of government securities may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may be required to sell securities at a time when it may be disadvantageous to do so.

    To the extent that the Fund purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. Further, with respect to options on futures contracts, the Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the existence of a liquid secondary market, which cannot be assured.

    The Fund will not enter into futures contracts to the extent that more than 5% of the Fund's assets are required as futures contract margin deposits and will not invest in futures contracts or options thereon to the extent that obligations relating to such transactions exceed 20% of the Fund's assets.

RESTRICTED SECURITIES

    While maintaining oversight, the Board of Directors has delegated to the Manager the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of the Fund's 10% limitation on investments in illiquid assets. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

    If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Fund's holdings of illiquid securities exceed the Fund's 10% limit on investments in such securities, the Manager will determine what action to take to ensure that the Fund continues to adhere to such limitation.

---------

PORTFOLIO LOAN TRANSACTIONS

    The major risk to which the Fund would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, subject to overall supervision by the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager. See PART B.

                                                                       ---------

   Appendix A--
   Investment Illustrations
----

  ILLUSTRATIONS OF THE POTENTIAL IMPACT ON INVESTMENT BASED ON PURCHASE OPTION
                                $10,000 PURCHASE


              SCENARIO 1                 SCENARIO 2                 SCENARIO 3                 SCENARIO 4
             NO REDEMPTION             REDEEM 1ST YEAR            REDEEM 3RD YEAR            REDEEM 5TH YEAR
       -------------------------  -------------------------  -------------------------  -------------------------
 YEAR  CLASS A  CLASS B  CLASS C  CLASS A  CLASS B  CLASS C  CLASS A  CLASS B  CLASS C  CLASS A  CLASS B  CLASS C
------ -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
    0   9,625   10,000   10,000    9,625   10,000   10,000    9,625   10,000   10,000    9,625   10,000   10,000
    1  10,192   10,630   10,630   10,192   10,230   10,530+  10,192   10,630   10,630   10,192   10,630   10,630
    2  10,905   11,300   11,300                              10,905   11,300   11,300   10,905   11,300   11,300
    3  11,669   12,012   12,012                              11,669   11,712   12,012+  11,669   12,012   12,012
    4  12,485   12,768   12,768                                                         12,485   12,768   12,768
    5  13,359   13,573   13,573                                                         13,359   13,373   13,573+
    6  14,294   14,428   14,428
    7  15,295   15,337   15,337
    8  16,366+  16,303   16,303
    9  17,511   17,444*  17,330
   10  18,737   18,665*  18,422


*This assumes that Class B Shares were converted to Class A Shares at the end of the eighth year.

                               $250,000 PURCHASE

              SCENARIO 1                 SCENARIO 2                 SCENARIO 3                 SCENARIO 4
             NO REDEMPTION             REDEEM 1ST YEAR            REDEEM 3RD YEAR            REDEEM 5TH YEAR
       -------------------------  -------------------------  -------------------------  -------------------------
 YEAR  CLASS A  CLASS B  CLASS C  CLASS A  CLASS B  CLASS C  CLASS A  CLASS B  CLASS C  CLASS A  CLASS B  CLASS C
------ -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
    0  243,750  250,000  250,000  243,750  250,000  250,000  243,750  250,000  250,000  243,750  250,000  250,000
    1  260,813  265,750  265,750  260,813  255,750  263,250+ 260,813  265,750  265,750  260,813  265,750  265,750
    2  279,069  282,492  282,492                             279,069  282,492  282,492  279,069  282,492  282,492
    3  298,604  300,289  300,289                             298,604  292,789  300,289+ 298,604  300,289  300,289
    4  319,507+ 319,207  319,207                                                        319,507+ 319,207  319,207
    5  341,872  339,318  339,318                                                        341,872  334,318  339,318
    6  365,803  360,695  360,695
    7  391,409  383,418  383,418
    8  418,808  407,574  407,574
    9  448,124  436,104* 433,251
   10  479,493  466,631* 460,546

*This assumes that Class B Shares were converted to Class A Shares at the end of the eighth year.

ASSUMES A HYPOTHETICAL RETURN FOR CLASS A OF 7% PER YEAR, A HYPOTHETICAL RETURN FOR CLASS B OF 6.3% FOR YEARS 1-8 AND 7% FOR YEARS 9-10, AND A HYPOTHETICAL RETURN FOR CLASS C OF 6.3% PER YEAR. HYPOTHETICAL RETURNS VARY DUE TO THE DIFFERENT EXPENSE STRUCTURE FOR EACH CLASS AND DO NOT REPRESENT ACTUAL PERFORMANCE.

CLASS A PURCHASE SUBJECT TO APPROPRIATE SALES CHARGE BREAKPOINT (4.75% @ $10,000; 3.75% @ $100,000; 2.50% @ $250,000).

CLASS B PURCHASE ASSESSED APPROPRIATE CDSC UPON REDEMPTION (4%-4%-3%-3%-2%-1% IN YEARS 1-2-3-4-5-6).

CLASS C PURCHASE ASSESSED 1% CDSC UPON REDEMPTION IN YEAR 1.

FIGURES MARKED "+" IDENTIFY WHICH CLASS OFFERS THE GREATER RETURN POTENTIAL BASED ON INVESTMENT AMOUNT, THE HOLDING PERIOD AND THE EXPENSE STRUCTURE OF EACH CLASS.

---------

 Appendix B--
   Classes Offered
----

                                                                                           CONSULTANT
                                                           A CLASS    B CLASS    C CLASS     CLASS
GROWTH OF CAPITAL
Aggressive Growth Fund                                        x          x          x          -
Trend Fund                                                    x          x          x          -
Enterprise Fund                                               x          x          x          -
DelCap Fund                                                   x          x          x          -
Small Cap Value Fund                                          x          x          x          -
U.S. Growth Fund                                              x          x          x          -
Growth Stock Fund                                             x          x          x          -
Tax-Efficient Equity Fund                                     x          x          x          -
-----------------------------------------------------------------------------------------------------

TOTAL RETURN
Blue Chip Fund                                                x          x          x          -
Quantum Fund                                                  x          x          x          -
Devon Fund                                                    x          x          x          -
Decatur Total Return Fund                                     x          x          x          -
Decatur Income Fund                                           x          x          x          -
Delaware Fund                                                 x          x          x          -
-----------------------------------------------------------------------------------------------------

INTERNATIONAL DIVERSIFICATION
Emerging Markets Fund                                         x          x          x          -
New Pacific Fund                                              x          x          x          -
World Growth Fund                                             x          x          x          -
International Equity Fund                                     x          x          x          -
Global Assets Fund                                            x          x          x          -
Global Bond Fund                                              x          x          x          -
-----------------------------------------------------------------------------------------------------

CURRENT INCOME
Delchester Fund                                               x          x          x          -
Strategic Income Fund                                         x          x          x          -
Corporate Income Fund                                         x          x          x          -
Federal Bond Fund                                             x          x          x          -
U.S. Government Fund                                          x          x          x          -
Delaware-Voyageur US Government Securities Fund               x          x          x          -
Limited-Term Government Fund                                  x          x          x          -

                                                                       ---------

                                                                                           CONSULTANT
                                                           A CLASS    B CLASS    C CLASS     CLASS
TAX PREFERRED INCOME
National High Yield Municipal Bond Fund                       x          x          x          -
Tax-Free USA Fund                                             x          x          x          -
Tax-Free Insured Fund                                         x          x          x          -
Tax-Free USA Intermediate Fund                                x          x          x          -
Delaware-Voyageur Tax-Free Arizona Insured Fund               x          x          x          -
Delaware-Voyageur Tax-Free Arizona Fund                       x          x          x          -
Delaware-Voyageur Tax-Free California Insured Fund            x          x          x          -
Delaware-Voyageur Tax-Free California Fund                    x          x          x          -
Delaware-Voyageur Tax-Free Colorado Fund                      x          x          x          -
Delaware-Voyageur Tax-Free Florida Insured Fund               x          x          x          -
Delaware-Voyageur Tax-Free Florida Intermediate Fund          x          x          x          -
Delaware-Voyageur Tax-Free Florida Fund                       x          x          x          -
Delaware-Voyageur Tax-Free Idaho Fund                         x          x          x          -
Delaware-Voyageur Tax-Free Iowa Fund                          x          x          x          -
Delaware-Voyageur Tax-Free Kansas Fund                        x          x          x          -
Delaware-Voyageur Minnesota High Yield Municipal Bond         x          x          x          -
  Fund
Delaware-Voyageur Minnesota Insured Fund                      x          x          x          -
Delaware-Voyageur Tax-Free Minnesota Intermediate Fund        x          x          x          -
Delaware-Voyageur Tax-Free Minnesota Fund                     x          x          x          -
Delaware-Voyageur Tax-Free Missouri Insured Fund              x          x          x          -
Delaware-Voyageur Tax-Free New Mexico Fund                    x          x          x          -
Delaware-Voyageur Tax-Free New York Fund                      x          x          x          -
Delaware-Voyageur Tax-Free North Dakota Fund                  x          x          x          -
Delaware-Voyageur Tax-Free Oregon Insured Fund                x          x          x          -
Tax-Free Pennsylvania Fund                                    x          x          x          -
Delaware-Voyageur Tax-Free Utah Fund                          x          x          x          -
Delaware-Voyageur Tax-Free Washington Insured Fund            x          x          x          -
Delaware-Voyageur Tax-Free Wisconsin Fund                     x          x          x          -
-------------------------------------------------------------------------------------------------

MONEY MARKET FUNDS
Delaware Cash Reserve                                         x          x          x          x
U.S. Government Money Fund                                    x          -          -          x
Tax-Free Money Fund                                           x          -          -          x

---------

  The Delaware Group includes funds with a wide range of investment objectives. Stock funds, income funds, national and state-specific tax-exempt funds, money market funds, global and international funds and closed-end equity funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, contact your financial adviser or call Delaware Group at 800-523-4640.




INVESTMENT MANAGER
Delaware Management Company, Inc.
One Commerce Square
Philadelphia, PA 19103



NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA 19103



SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA 19103



LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA 19103



INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA 19103



CUSTODIAN
Bankers Trust Company
One Bankers Trust Plaza
New York, NY 10006

     [LOGO]

Philadelphia - London

    [LOGO]
Printed in the U.S.A. on recycled paper.
 P-023[--] MC 9/97

U.S. GOVERNMENT FUND                                                PROSPECTUS
INSTITUTIONAL CLASS                                         SEPTEMBER 29, 1997

 ------------------------------------------------------------------------------

                   1818 Market Street, Philadelphia, PA 19103
    For more information about the U.S. Government Fund Institutional Class call Delaware Group at 800-828-5052.

  This PROSPECTUS describes the Government Income Series (the "Fund") of Delaware Group Government Fund, Inc. ("Government Fund, Inc."), a professionally-managed mutual fund of the series type. The objective of the Fund is high current income consistent with safety of principal by investing primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

  The Fund offers the U.S. Government Fund Institutional Class (the "Class") of shares.


  This PROSPECTUS relates only to the Class and sets forth information that you should read and consider before you invest. Please retain it for future reference. The Fund's STATEMENT OF ADDITIONAL INFORMATION ("PART B" of Government Fund Inc.'s registration statement), dated September 29, 1997, as it may be amended from time to time, contains additional information about the Fund and has been filed with the Securities and Exchange Commission. PART B is incorporated by reference into this PROSPECTUS and is available, without charge, by writing to Delaware Distributors, L.P. at the above address or by calling the above number. The Fund's financial statements appear in its ANNUAL REPORT, which will accompany any response to requests for PART B.


  The Fund also offers the U.S. Government Fund A Class, the U.S. Government Fund B Class and the U.S. Government Fund C Class. Shares of these classes are subject to sales charges and other expenses, which may affect their performance. A prospectus for these classes can be obtained by writing to Delaware Distributors, L.P. at the above address or by calling 800-523-4640.

  TABLE OF CONTENTS


Cover Page....................   1
Synopsis......................   2
Summary of Expenses...........   3
Financial Highlights..........   4
Investment Objective and
  Policies....................   5
    Suitability...............   5
    Investment Strategy.......   5
Classes of Shares.............   7
How to Buy Shares.............   8
Redemption and Exchange.......   9
Dividends and Distributions...  11
Taxes.........................  11
Calculation of Net Asset Value
  Per Share...................  12
Management of the Fund........  13
Additional Information on
  Investment Policies and Risk
  Considerations..............  15


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


 BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE FUND ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. SHARES OF THE FUND ARE NOT BANK OR CREDIT UNION DEPOSITS.

SYNOPSIS

Investment Objective


  The investment objective of the Fund is high current income consistent with safety of principal by investing primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. For further details, see INVESTMENT OBJECTIVE AND POLICIES and ADDITIONAL INFORMATION ON INVESTMENT POLICIES AND RISK CONSIDERATIONS.

Risk Factors and Special Considerations

  The Fund may invest up to 20% of its assets in corporate notes and bonds, certificates of deposit and obligations of both U.S. and foreign banks, commercial paper and asset-backed securities. See INVESTMENT STRATEGY under INVESTMENT OBJECTIVE AND POLICIES and ADDITIONAL INFORMATION ON INVESTMENT POLICIES AND RISK CONSIDERATIONS.


  The Fund may also enter into options and futures transactions for hedging purposes to counterbalance portfolio volatility. While the Fund does not engage in options and futures for speculative purposes, there are risks which result from use of these instruments by the Fund, and the investor should review the descriptions of such in this PROSPECTUS. Certain options and futures transactions may be considered to be derivative securities. See ADDITIONAL INFORMATION ON INVESTMENT POLICIES AND RISK CONSIDERATIONS.

Investment Manager, Distributor and Service Agent


  Delaware Management Company, Inc. (the "Manager") furnishes investment management services to the Fund, subject to the supervision and direction of Government Fund, Inc.'s Board of Directors. The Manager also provides investment management services to certain of the other funds in the Delaware Group. Delaware Distributors, L.P. (the "Distributor") is the national distributor for the Fund and for all of the other mutual funds in the Delaware Group. Delaware Service Company, Inc. (the "Transfer Agent") is the shareholder servicing, dividend disbursing, accounting services and transfer agent for the Fund and for all of the other mutual funds in the Delaware Group. See SUMMARY OF EXPENSES and MANAGEMENT OF THE FUND for further information regarding the Manager and the fees payable under the Fund's Investment Management Agreement.


Purchase Price

  Shares of the Class offered by this PROSPECTUS are available at net asset value, without a front-end or contingent deferred sales charge, and are not subject to distribution fees under a Rule 12b-1 distribution plan. See CLASSES OF SHARES.
Redemption and Exchange

  Shares of the Class are redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request. See REDEMPTION AND EXCHANGE.

Open-End Investment Company

  Government Fund, Inc., which was organized as a Maryland corporation in 1985, is an open-end management investment company and the Fund's portfolio of assets is diversified as defined by the Investment Company Act of 1940 (the "1940 Act"). See SHARES under MANAGEMENT OF THE FUND.

SUMMARY OF EXPENSES


    Shareholder Transaction Expenses
----------------------------------------
Maximum Sales Charge Imposed
  on Purchases
  (as a percentage of offering
  price)......................      None
Maximum Sales Charge Imposed
  on Reinvested Dividends (as
  a percentage of offering
  price)......................      None
Exchange Fees.................      None*

  Annual Operating Expenses
 (as a percentage of average
      daily net assets)
----------------------------------------
Management Fees...............     0.59%**
12b-1 Fees....................      None
Other Operating Expenses......     0.27%
                                --------
    Total Operating
      Expenses................     0.86%
                                --------
                                --------


* Exchanges are subject to the requirements of each fund and a front-end sales charge may apply.


**The management fee is equal to, on an annual basis, 0.60% of the Fund's average daily net assets, less a proportionate share of all directors' fees paid to the unaffiliated directors by the Fund.


  For expense information about Class A Shares, Class B Shares and Class C Shares, see the separate prospectus relating to those classes.

  The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period.


   1 year    3 years   5 years   10 years
   ------    -------   -------   --------
   $   9     $   27    $   48    $   106


This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.

  The purpose of these tables is to assist the investor in understanding the various costs and expenses that an investor in the Class will bear directly or indirectly.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from the financial statements of Delaware Group Government Fund, Inc.-- Government Income Series and have been audited by Ernst & Young LLP, independent auditors. The data should be read in conjunction with the financial statements, related notes, and the report of Ernst & Young LLP, all of which are incorporated by reference into PART B. Further information about the Fund's performance is contained in its ANNUAL REPORT to shareholders. A copy of the Fund's ANNUAL REPORT (including the report of Ernst & Young LLP) may be obtained from Government Fund, Inc. upon request at no charge.
--------------------------------------------------------------------------------


                                                                       Year Ended
                                7/31/97   7/31/96   7/31/95   7/31/94   7/31/93   7/31/92(2) 7/31/91(1) 7/31/90(1) 7/31/89(1)
Net Asset Value, Beginning of
  Period......................   $7.590    $7.860    $8.000    $9.010    $9.020    $8.700    $8.590    $8.750    $8.650

Income From Investment
  Operations
------------------------------
Net Investment Income.........   0.567      0.611     0.679     0.739     0.791     0.792     0.774     0.771     0.793
Net Gains or Losses on
  Securities (both realized
  and unrealized).............   0.170     (0.270 )  (0.140 )  (1.010 )  (0.010 )   0.320     0.110    (0.160 )   0.100
                                --------  --------  --------  --------  --------  --------  --------  --------  --------
  Total From Investment
    Operations................   0.737      0.341     0.539    (0.271 )   0.781     1.112     0.884     0.611     0.893
                                --------  --------  --------  --------  --------  --------  --------  --------  --------

Less Distributions
------------------------------
Dividends (from net investment
  income).....................  (0.567 )   (0.611 )  (0.679 )  (0.739 )  (0.791 )  (0.792 )  (0.774 )  (0.771 )  (0.793 )
Distributions (from capital
  gains)......................     none      none      none      none      none      none      none      none      none
                                --------  --------  --------  --------  --------  --------  --------  --------  --------
  Total Distributions.........  (0.567 )   (0.611 )  (0.679 )  (0.739 )  (0.791 )  (0.792 )  (0.774 )  (0.771 )  (0.793 )
                                --------  --------  --------  --------  --------  --------  --------  --------  --------
Net Asset Value, End of
  Period......................   $7.760    $7.590    $7.860    $8.000    $9.010    $9.020    $8.700    $8.590    $8.750
                                --------  --------  --------  --------  --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------  --------  --------  --------  --------
----------------------------------------------------------------------------------------------------------------------
Total Return..................   10.10%     4.39%     7.14%    (3.23% )   9.04%    13.27%    10.76%     7.40%    10.92%
------------------------------
----------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------
Net Assets, End of Period
  (000's omitted).............  $12,053   $10,780    $8,316   $14,016   $16,475   $19,421   $13,427    $8,359    $3,506
Ratio of Expenses to Average
  Daily Net Assets............    0.86%     0.90%     0.94%     0.94%     0.97%     0.91%     0.88%     0.89%     0.97%
Ratio of Net Investment Income
  to Average Daily Net
  Assets......................    7.43%     7.85%     8.66%     8.60%     8.74%     8.85%     8.99%     9.00%     9.26%
Portfolio Turnover Rate.......      63%       81%       70%      309%      285%      196%      149%      127%      172%

------------------

(1)The data for the period 1989 through 1991 are derived from data of the Government Income Series I class which, like U.S. Government Fund Institutional Class, (prior to May 2, 1994 was referred to as U.S. Government Fund (Institutional) class), was not subject to Rule 12b-1 distribution expenses. Government Income Series I class was converted into U.S. Government Fund class on June 1, 1992, pursuant to a Plan of Recapitalization approved by shareholders of Government Income Series I class. Prior to May 2, 1994, U.S. Government Fund A Class was known as U.S. Government Fund class.

(2)The U.S. Government Fund Institutional Class was first offered for sale on June 1, 1992. The data and ratios for Government Income Series I class (see note 1) and the U.S. Government Fund (Institutional) class have been combined for 1992. For the ten months ended May 31, 1992, the Government Income Series I class' operating expenses and net investment income per share were $0.068 and $0.0657, respectively. For the two months ended July 31, 1992, the U.S. Government Fund Institutional Class' operating expenses and net investment income per share were $0.014 and $0.135, respectively. All net investment income was distributed to shareholders.

INVESTMENT OBJECTIVE AND POLICIES


SUITABILITY

  The Fund may be suitable for individuals who want a stable and high income flow, the security associated with investments focused principally on U.S. government-backed instruments and the convenience and liquidity of mutual funds. However, investors should consider asset value fluctuation as well as income potential in making an investment decision.

  Because the Fund invests in longer term securities, the value of shares will fluctuate. When interest rates rise, the share value will tend to fall, and when interest rates fall, the share value will tend to rise.

  Ownership of Fund shares can reduce the bookkeeping and administrative inconveniences that would be connected with direct purchase of the types of securities in which the Fund invests.

INVESTMENT STRATEGY

  The investment objective of the Fund described below is a matter of fundamental policy and may not be changed without shareholder approval.

  The objective of the Fund is high current income consistent with safety of principal by investing primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. These include securities issued or backed by U.S. government agencies and government-sponsored corporations which may not be backed by the full faith and credit of the U.S. government, such as the Export-Import Bank, Federal Housing Authority, Federal National Mortgage Association and Federal Home Loan Banks and mortgage-backed securities issued by non-government entities but collateralized by securities of the U.S. government, its agencies and instrumentalities. The weighted average maturity will be approximately 10 years. Although these securities are guaranteed as to principal and interest by the U.S. government or its instrumentalities, the market value of these securities, upon which daily net asset value is based, may fluctuate and is not guaranteed.

  U.S. government securities include U.S. Treasury securities consisting of Treasury Bills, Treasury Notes and Treasury bonds. Some of the other government securities in which the Fund may invest include securities of the Federal Housing Administration, the Government National Mortgage Association, the Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration, the General Services Administration, the Maritime Administration and the Small Business Administration. The maturities of such securities usually range from three months to 30 years.


  The Fund may also invest up to 20% of its assets in: (1) corporate notes and bonds rated A or above by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"); (2) certificates of deposit and obligations of both U.S. and foreign banks if they have assets of at least one billion dollars; (3) commercial paper rated P-1 by Moody's and/or A-1 by S&P; and (4) asset-backed securities rated Aaa by Moody's or AAA by S&P.


Investment Techniques

  The Fund may invest in certificates of the Government National Mortgage Association ("GNMA"). GNMA Certificates are mortgage-backed securities. The Fund may also invest in securities issued by certain private, non-government corporations, such as financial institutions, if the securities are fully collateralized at the time of issuance by securities or certificates issued or guaranteed by the U.S. government, its agencies or instrumentalities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).

  The Fund may invest in securities which are backed by assets such as receivables on home equity and credit loans, receivables regarding automobile, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases or other loans or financial receivables currently available or which may be developed in the future. All such securities must be rated in the highest rating category by a reputable credit rating agency (e.g., AAA by S&P or Aaa by Moody's).

  The Fund may use repurchase agreements which are at least 100% collateralized by securities in which the Fund can invest directly. Repurchase agreements help the Fund to invest cash on a temporary basis.

  The Fund may purchase put options, write secured put options, write covered call options, purchase call options and enter into closing transactions. The Fund may invest in futures contracts and options on such futures contracts subject to certain limitations.

  The Fund may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933. Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as the Fund. The Fund may invest no more than 10% of the value of its net assets in illiquid securities.

  The Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

  For a further discussion of the investment techniques described above, see ADDITIONAL INFORMATION ON INVESTMENT POLICIES AND RISK CONSIDERATIONS.

Other Restrictions

  The Fund may borrow from banks. No investment securities will be purchased while the Fund has an outstanding borrowing. PART B sets forth other risk factors and more specific investment restrictions, some of which limit the percentage of assets of the Fund which may be invested in certain types of securities.

Portfolio Turnover

  The Fund may experience a high rate of portfolio turnover, which is not expected to exceed 400%. High portfolio turnover rates may occur, for example, if the Fund writes a substantial number of covered call options and the market prices of the underlying securities appreciate. A 100% turnover rate would occur if all of the securities in the portfolio were sold and replaced within one year. The rate of portfolio turnover is not a limiting factor when the Manager deems it desirable to purchase or sell securities or to engage in options transactions. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs and may affect taxes payable by the Fund's shareholders. The turnover rate may also be affected by cash requirements from redemptions and repurchases of the Fund's shares.


  For the fiscal years ended July 31, 1996 and 1997, the portfolio turnover rates for the Fund were 81% and 63%, respectively.

CLASSES OF SHARES

  The Distributor serves as the national distributor for the Fund. Shares of the Class may be purchased directly by contacting the Fund or its agent or through authorized investment dealers. All purchases of shares of the Class are at net asset value. There is no front-end or contingent deferred sales charge.

  Investment instructions given on behalf of participants in an employer-sponsored retirement plan are made in accordance with directions provided by the employer. Employees considering purchasing shares of the Class as part of their retirement program should contact their employer for details.


  Shares of the Class are available for purchase only by: (a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, a division of the Manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.


U.S. GOVERNMENT FUND A CLASS,
U.S. GOVERNMENT FUND B CLASS
AND U.S. GOVERNMENT FUND C CLASS


  In addition to offering the U.S. Government Fund Institutional Class, the Fund also offers the U.S. Government Fund A Class, the U.S. Government Fund B Class and the U.S. Government Fund C Class, which are described in a separate prospectus. Shares of the U.S. Government Fund A Class, U.S. Government Fund B Class and U.S. Government Fund C Class may be purchased through authorized investment dealers or directly by contacting the Fund or the Distributor. The U.S. Government Fund A Class carries a front-end sales charge and has annual 12b-1 expenses equal to a maximum of 0.30%. The maximum front-end sales charge as a percentage of the offering price is 4.75% and is reduced on certain transactions of $100,000 or more. The U.S. Government Fund B Class and the U.S. Government Fund C Class have no front-end sales charge but are subject to annual 12b-1 expenses equal to a maximum of 1%. Shares of U.S. Government Fund B Class and U.S. Government Fund C Class and certain shares of U.S. Government Fund A Class may be subject to a contingent deferred sales charge upon redemption. To obtain a prospectus relating to such classes, contact the Distributor by writing to the address or by calling the phone numbers listed on the cover of this PROSPECTUS.

HOW TO BUY SHARES

  The Fund makes it easy to invest by mail, by wire, by exchange and by arrangement with your investment dealer. In all instances, investors must qualify to purchase shares of the Class.

Investing Directly by Mail


1. INITIAL PURCHASES--An Investment Application or, in the case of a retirement account, an appropriate retirement plan application, must be completed, signed and sent with a check payable to U.S. Government Fund Institutional Class, to Delaware Group at 1818 Market Street, Philadelphia, PA 19103.


2. SUBSEQUENT PURCHASES--Additional purchases may be made at any time by mailing a check payable to U.S. Government Fund Institutional Class. Your check should be identified with your name(s) and account number.

Investing Directly by Wire

  You may purchase shares by requesting your bank to transmit funds by wire to CoreStates Bank, N.A., ABA #031000011, account number 1412893401 (include your name(s) and your account number for the class in which you are investing).


1. INITIAL PURCHASES--Before you invest, telephone the Fund's Client Services Department at 800-828-5052 to get an account number. If you do not call first, it may delay processing your investment. In addition, you must promptly send your Investment Application or, in the case of a retirement account, an appropriate retirement plan application, to U.S. Government Fund Institutional Class, to Delaware Group at 1818 Market Street, Philadelphia, PA 19103.


2. SUBSEQUENT PURCHASES--You may make additional investments anytime by wiring funds to CoreStates Bank, N.A., as described above. You must advise your Client Services Representative by telephone at 800-828-5052 prior to sending your wire.

Investing by Exchange


  If you have an investment in another mutual fund in the Delaware Group and you qualify to purchase shares of the Class, you may write and authorize an exchange of part or all of your investment into the Fund. However, shares of the U.S. Government Fund B Class and the U.S. Government Fund C Class and the Class B Shares and the Class C Shares of the other funds in the Delaware Group offering such classes of shares may not be exchanged into the Class. If you wish to open an account by exchange, call your Client Services Representative at 800-828-5052 for more information. See REDEMPTION AND EXCHANGE for more complete information concerning your exchange privileges.
Investing through Your Investment Dealer


  You can make a purchase of Fund shares through most investment dealers who, as part of the service they provide, must promptly transmit orders to the Fund. They may charge for this service.

Purchase Price and Effective Date

  The purchase price (net asset value) is determined as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.


  The effective date of a purchase is the date the order is received by the Fund, its agent or designee. The effective date of a direct purchase is the day your wire, electronic transfer or check is received, unless it is received after the time the share price is determined, as noted above. Purchase orders received after such time will be effective the next business day.


The Conditions of Your Purchase

  The Fund reserves the right to reject any purchase order. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Group. The Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

  The Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under $250 as a result of redemptions.

REDEMPTION AND EXCHANGE

  Redemption and exchange requests made on behalf of participants in an employer-sponsored retirement plan are made in accordance with directions provided by the employer. Employees should therefore contact their employer for details.


  Your shares will be redeemed or exchanged based on the net asset value next determined after the Fund receives your request in good order. For example, redemption and exchange requests received in good order after the time the net asset value of shares is determined will be processed on the next business day. See PURCHASE PRICE AND EFFECTIVE DATE under HOW TO BUY SHARES. Except as otherwise noted below, for a redemption request to be in "good order," you must provide your Class account number, account registration, and the total number of shares or dollar amount of the transaction. With regard to exchanges, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Fund at 800-828-5052. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.


  All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses.

  The Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Fund will honor redemption requests as to shares for which a check was tendered as payment, but the Fund will not mail or wire the proceeds until it is reasonably satisfied that the check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

  Shares of the Class may be exchanged into any other Delaware Group mutual fund, provided: (1) the investment satisfies the eligibility and other requirements set forth in the prospectus of the fund being acquired, including the payment of any applicable front-end sales charge; and (2) the shares of the fund being acquired are in a state where that fund is registered. If exchanges are made into other shares that are eligible for purchase only by those permitted to purchase shares of the Class, such exchange will be exchanged at net asset value. Shares of the Class may not be exchanged into the Class B Shares or Class C Shares of the funds in the Delaware Group. The Fund may suspend, terminate or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.


  Various redemption and exchange methods are outlined below. No fee is charged by the Fund or the Distributor for redeeming or exchanging your shares although, in the case of an exchange, a sales charge may apply. You may also have your investment dealer arrange to have your shares redeemed or exchanged. Your investment dealer may charge for this service.

  All authorizations given by shareholders, including selection of any of the features described below, shall continue in effect until such time as a written revocation or modification has been received by the Fund or its agent.

Checkwriting Feature

  You can request special checks by marking the box on the Investment
Application.

  Checks must be drawn for $500 or more and, unless otherwise indicated on the Investment Application or your checkwriting authorization form, must be signed by all owners of the account.

  Because the value of shares fluctuates, you cannot use checks to close your account. The Checkwriting Feature is not available for retirement plans. See PART B for additional information.

Written Redemption and Exchange

  You can write to the Fund at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares or to request an exchange of any or all of your shares into another mutual fund in the Delaware Group, subject to the same conditions and limitations as other exchanges noted above. The request must be signed by all owners of the account or your investment dealer of record.

  For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Fund requires a signature by all owners of the account and may require a signature guarantee. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.


  Payment is normally mailed the next business day after receipt of your redemption request. Certificates are issued for shares only if you submit a specific request. If your shares are in certificate form, the certificate(s) must accompany your request and also be in good order.


  You also may submit your written request for redemption or exchange by facsimile transmission at the following number: 215-255-8864.

Telephone Redemption and Exchange

  To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.


  The Telephone Redemption--Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in writing that you do not wish to have such services available with respect to your account. The Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.


  Neither the Fund nor its Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. A written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption--Check to Your
Address of Record


  You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your record address. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request.


Telephone Redemption--Proceeds to Your Bank


  Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must submit a written authorization and you may need to have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call your Client Services Representative prior to the time the net asset value is determined, as noted above.


Telephone Exchange

  You or your investment dealer of record can exchange shares into any fund in the Delaware Group under the same registration. As with the written exchange service, telephone exchanges are subject to the same conditions and limitations as other exchanges noted above. Telephone exchanges may be subject to limitations as to amounts or frequency.

DIVIDENDS AND DISTRIBUTIONS

  Government Fund, Inc. declares a dividend to all shareholders of record at the time the net asset value per share is determined. See PURCHASE PRICE AND EFFECTIVE DATE under HOW TO BUY SHARES. Thus, when redeeming shares, dividends continue to be credited up to and including the date of redemption.

  Purchases of Class shares by wire begin earning dividends when converted into Federal Funds and available for investment, normally the next business day after receipt. However, if the Fund is given prior notice of a Federal Funds wire and an acceptable written guarantee of timely receipt from an investor satisfying the Fund's credit policies, the purchase will start earning dividends on the date the wire is received. Purchases by check earn dividends upon conversion to Federal Funds, normally one business day after receipt.

  Each class of the Fund will share proportionately in the investment income and expenses of the Fund, except that the Class will not incur any distribution fees under the 12b-1 Plans which apply to the U.S. Government Fund A Class, the U.S. Government Fund B Class and the U.S. Government Fund C Class.

  The Fund's dividends are declared daily and paid monthly. Dividends and distributions, if any, will be automatically reinvested in a shareholder's account at net asset value. Any net short-term capital gains after deducting any net long-term capital losses (including carryforwards) and, pursuant to an Exemptive Order under Section 19(b) of the Investment Company Act, any long-term gains that would have been short-term gains except for 60/40 treatment under
Section 1256(a) of the Internal Revenue Code (the "Code") may be distributed quarterly, but in the discretion of the Fund's Board of Directors, may be distributed less frequently. Any distribution from net long-term realized securities profits will be made twice a year. The first payment normally would be made during the first quarter of the next fiscal year. The second payment would be made near the end of the calendar year to comply with certain requirements of the Code.

TAXES

  The tax discussion set forth below is included for general information only. Investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Fund.

  The Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. As such, the Fund will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code.

  The Fund intends to distribute substantially all of its net investment income and net capital gains, if any. Dividends from net investment income or net short-term capital gains will be taxable to investors who are subject to income taxes as ordinary income, even though received in additional shares. No portion of the Fund's distributions will be eligible for the dividends-received deduction for corporations.


  Distributions paid by the Fund from long-term capital gains, received in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. The Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of Fund management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in the Fund are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.


  Dividends which are declared in October, November or December to shareholders of record on a specified date in one of those months, but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Fund and received by the shareholder on December 31 of the calendar year in which they are declared.

  The sale of shares of the Fund is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between the Fund and any other fund in the Delaware Group. Any loss incurred on a sale or exchange of Fund shares that had been held for six months or less will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

  In addition to federal taxes, shareholders may be subject to state and local taxes on distributions. Distributions of interest income and capital gains realized from certain types of U.S. government securities may be exempt from state personal income taxes. Shares of the Fund are exempt from Pennsylvania county personal property taxes.

  Each year, Government Fund, Inc. will mail to you information on the tax status of the Fund's dividends and distributions. Shareholders will also receive each year information as to the portion of dividend income that is derived from U.S. government securities that are exempt from state income tax. Of course, shareholders who are not subject to tax on their income would not be required to pay tax on amounts distributed to them by the Fund.


  Government Fund, Inc. is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Investment Application your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.


  See ACCOUNTING AND TAX ISSUES and TAXES in PART B for additional information on tax matters relating to the Fund and its shareholders.

CALCULATION OF NET ASSET VALUE PER SHARE


  The purchase and redemption price of the Class is the net asset value ("NAV") per share of Class shares next computed after the order is received. The NAV is computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.


  The NAV per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. U.S. government securities are valued at the mean between the bid and asked prices. Options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and asked prices. Any short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Non-Exchange-traded options are valued at fair value using a mathematical model. All other securities are valued at their fair value by an independent pricing service using methods approved by Government Fund, Inc.'s Board of Directors.

  The net asset values of all outstanding shares of each class of the Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that class. All income earned and expenses incurred by the Fund will be borne on a pro-rata basis by each outstanding share of a class, based on each class' percentage in the Fund represented by the value of shares of such classes, except that the Class will not incur any of the expenses under the Fund's 12b-1 Plans and U.S. Government Fund A, B and C Classes alone will bear the 12b-1 Plan fees payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each class, the dividends paid to each class of the Fund may vary. However, the NAV per share of each class is expected to be equivalent.

MANAGEMENT OF THE FUND

Directors

  The business and affairs of Government Fund, Inc. are managed under the direction of its Board of Directors. PART B contains additional information regarding the Fund's directors and officers.

Investment Manager

  The Manager furnishes investment management services to the Fund.


  The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. On July 31, 1997, the Manager and its affiliates within the Delaware Group, including Delaware International Advisers Ltd., were managing in the aggregate more than $39 billion in assets in the various institutional or separately managed (approximately $23,844,101,000) and investment company (approximately $15,869,009,000) accounts. The directors of Government Fund, Inc. annually review fees paid to the Manager.


  The Manager is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. In connection with the merger, a new Investment Management Agreement between Government Fund, Inc. on behalf of the Fund and the Manager was executed following shareholder approval.

  The Manager manages the Fund's portfolio and makes investment decisions which are implemented by Government Fund, Inc.'s Trading Department. The Manager also administers Government Fund, Inc.'s affairs and pays the salaries of all the directors, officers and employees of Government Fund, Inc. who are affiliated with the Manager. For these services, the Manager is paid an annual fee equal to 0.60% of the Fund's average daily net assets, less a proportionate share of all directors' fees paid to the unaffiliated directors by the Fund. Investment management fees paid by the Fund for the fiscal year ended July 31, 1997 were 0.59% of its average daily net assets.


  Paul Grillo, Vice President/Portfolio Manager of the Government Fund, Inc., has primary responsibility for making day-to-day decisions for the Fund. Mr. Grillo assumed such responsibility on February 21, 1997. Mr. Grillo holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining the Delaware Group in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as a mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder.


  In making investment decisions for the Fund, Mr. Grillo consults regularly with Paul E. Suckow and Roger A. Early. Mr. Suckow is Executive Vice President/Chief Investment Officer, Fixed-Income of the Fund. He is a CFA charterholder and a graduate of Bradley University with an MBA from Western Illinois University. Mr. Suckow was a fixed-income portfolio manager at the Delaware Group from 1981 to 1985. He returned to the Delaware Group in 1993 after eight years with Oppenheimer Management Corporation where he served as Executive Vice President and Director of Fixed Income. Mr. Early was the Fund's Portfolio Manager from July 18, 1994 to February 21, 1997. While continuing in the capacity as a consultant to the Fund, going forward, Mr. Early will be devoting more of his time to other advisory tasks on behalf of Delaware Management Company, Inc. Mr. Early has an undergraduate degree in economics from the University of Pennsylvania's Wharton School and an MBA in finance and accounting from the University of Pittsburgh. He is also a CPA and a CFA charterholder. Prior to joining the Delaware Group, Mr. Early was a portfolio manager for Federated Investment Counseling's fixed-income group, with over $1 billion in assets.


Portfolio Trading Practices

  Portfolio trades are generally made on a net basis without brokerage commissions. However, the price may include a mark-up or mark-down. Banks, brokers or dealers are selected by the Manager to execute the Fund's portfolio transactions.

  The Fund uses its best efforts to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the Manager or its advisory clients. These services may be used by the Manager in servicing any of its accounts. Subject to best price and execution, the Fund may consider a broker/ dealer's sales of shares of funds in the Delaware Group of funds in placing portfolio orders and may place orders with broker/dealers that have agreed to defray certain expenses of such funds, such as custodian fees.


Performance Information

  From time to time, the Fund may quote yield or total return performance of the Class in advertising and other types of literature.

  The current yield for the Class will be calculated by dividing the annualized net investment income earned by the Class during a recent 30-day period by the net asset value per share on the last day of the period. The yield formula provides for semi-annual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

  Total return will be based on a hypothetical $1,000 investment, reflecting the reinvestment of all distributions. Each presentation will include the average annual total return for one-, five- and ten-year periods. The Fund may also advertise aggregate and average total return information concerning the Class over additional periods of time.

  Yield and net asset value fluctuate and are not guaranteed. Past performance is not a guarantee of future results.

Statements and Confirmations

  You will receive quarterly statements of your account summarizing all transactions during the period. A confirmation statement will be sent following all transactions other than those involving a reinvestment of dividends. You should examine statements and confirmations immediately and promptly report any discrepancy by calling your Client Services Representative.

Financial Information about the Fund

  Each fiscal year, you will receive an audited annual report and an unaudited semi-annual report. These reports provide detailed information about the Fund's investments and performance. Government Fund, Inc.'s fiscal year ends on July 31.

Distribution and Service

  The Distributor, Delaware Distributors, L.P., serves as the national distributor for the Fund under a Distribution Agreement dated April 3, 1995, as amended on November 29, 1995. The Distributor bears all of the costs of promotion and distribution.


  The Transfer Agent, Delaware Service Company, Inc., serves as the shareholder servicing, dividend disbursing and transfer agent for the Fund under an Agreement dated June 29, 1988. The Transfer Agent also provides accounting services to the Fund pursuant to the terms of a separate Fund Accounting Agreement. Certain recordkeeping and other shareholder services that otherwise would be performed by the Transfer Agent may be performed by certain other entities and the Transfer Agent may elect to enter into an agreement to pay such other entities for those services. In addition, participant account maintenance fees may be assessed for certain recordkeeping provided as part of retirement plan and administration service packages. These fees are based on the number of participants in the plan and the various services selected. Fees will be quoted upon request and are subject to change.

  The directors annually review fees paid to the Distributor and the Transfer Agent. The Distributor and the Transfer Agent are also indirect, wholly owned subsidiaries of DMH.


Expenses


  Government Fund, Inc. is responsible for all of its own expenses other than those borne by the Manager under the Investment Management Agreement and those borne by the Distributor under the Distribution Agreement. The ratio of operating expenses to average daily net assets for the Class was 0.86% for the fiscal year ended July 31, 1997.


Shares

  The Fund is an open-end management investment company, currently offering one series of shares. The Fund's portfolio of assets is diversified as defined by the 1940 Act. Commonly known as a mutual fund, Government Fund, Inc. was organized as a Maryland corporation on April 23, 1985.

  Fund shares have a par value of $.01, equal voting rights, except as noted below, and are equal in all other respects. All shares have noncumulative voting rights which means that the holders of more than 50% of Government Fund, Inc.'s shares voting for the election of directors can elect 100% of the directors if they choose to do so. Under Maryland law, Government Fund, Inc. is not required, and does not intend, to hold annual meetings of shareholders unless, under certain circumstances, it is required to do so under the 1940 Act. Shareholders of 10% or more of Government Fund, Inc.'s outstanding shares may request that a special meeting be called to consider the removal of a director.

  In addition to the Class, the Fund also offers the U.S. Government Fund A Class, the U.S. Government Fund B Class and the U.S. Government Fund C Class. Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as the other classes of the Fund, except that shares of the Class are not subject to, and may not vote on matters affecting, the Fund's Distribution Plans under Rule 12b-1 relating to the U.S. Government Fund A Class, the U.S. Government Fund B Class and the U.S. Government Fund C Class.

ADDITIONAL INFORMATION ON INVESTMENT POLICIES AND RISK CONSIDERATIONS

GNMA Securities

  The Fund may invest in certificates of the Government National Mortgage Association ("GNMA"). GNMA Certificates are mortgage-backed securities. Each Certificate evidences an interest in a specific pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Scheduled payments of principal and interest are made to the registered holders of GNMA Certificates. The GNMA Certificates in which the Fund will invest are of the modified pass-through type. GNMA guarantees the timely payment of monthly installments of principal and interest on modified pass-through Certificates at the time such payments are due, whether or not such amounts are collected by the issuer on the underlying mortgages. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA of amounts due on these GNMA Certificates.

  The average life of GNMA Certificates varies with the maturities of the underlying mortgage instruments with maximum maturities of 30 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments of refinancing of such mortgages or foreclosure. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. Due to the GNMA guarantee, foreclosures impose no risk to principal investments.

  The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates vary widely, it is not possible to accurately predict the average life of a particular pool. However, statistics indicate that the average life of the type of mortgages backing the majority of GNMA Certificates is approximately 12 years. For this reason, it is standard practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than five years.

  The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the issuer. Such fees in the aggregate usually amount to approximately 1/2 of 1%.

  Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Prepayments generally occur when interest rates have fallen. Reinvestments of prepayments will be at lower rates. Historically, actual average life has been consistent with the 12-year assumption referred to above. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificates and may differ from the yield based on the assumed average life. Interest on GNMA Certificates is paid monthly rather than semi-annually as for traditional bonds.

Mortgage-Backed Securities

  Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

  REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

  CMOs and REMICs issued by private entities are not Government securities and are not directly guaranteed by any Government agency. They are secured by the underlying collateral of the private issuer. The Fund will invest in such private-backed securities only if they are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund currently invests in privately-issued CMOs and REMICs only if they are rated at the time of purchase in the two highest grades by a nationally-recognized rating agency.

Asset-Backed Securities

  As noted and subject to the limitations set forth in INVESTMENT STRATEGY, the Fund may invest in securities which are backed by assets such as receivables on home equity and credit loans, receivables regarding automobile, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases or other loans or financial receivables currently available or which may be developed in the future.

  Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide the funds to pay the debt service on the debt obligations issued.

  The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. Due to the shorter maturity of the collateral backing such securities, there tends to be less of a risk of substantial prepayment than with mortgage-backed securities but the risk of such a prepayment does exist. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately or in many cases ever established, and other risks which may be peculiar to particular classes of collateral. For example, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities. For further discussion concerning the risks of investing in such asset-backed securities, see PART B.

Repurchase Agreements

  In order to invest its short-term cash reserves or when in a temporary defensive posture, the Fund may enter into repurchase agreements with banks or broker/dealers deemed to be creditworthy by the Manager, under guidelines approved by the Board of Directors. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Generally, repurchase agreements are of short duration, often less than one week but on occasion for longer periods. Not more than 10% of the Fund's assets may be invested in repurchase agreements of over seven-days' maturity or other illiquid assets. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Fund, if any, would be the difference between the repurchase price and the market value of the security. The Fund will limit its investments in repurchase agreements to those which the Manager under the guidelines of the Board of Directors determines to present minimal credit risks and which are of high quality. In addition, the Fund must have collateral of at least 100% of the repurchase price, including the portion representing the Fund's yield under such agreements which is monitored on a daily basis. Such collateral is held by Bankers Trust Company ("Custodian") in book entry form. Such agreements may be considered loans under the 1940 Act, but the Fund considers repurchase agreements contracts for the purchase and sale of securities, and it seeks to perfect a security interest in the collateral securities so that it has the right to keep and dispose of the underlying collateral in the event of default.

  The funds in the Delaware Group have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow the Delaware Group funds jointly to invest cash balances. The Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

Options

  The Fund may write put and call options on a covered basis only, and will not engage in option writing strategies for speculative purposes. The Fund may write covered call options and secured put options from time to time on such portion of its portfolio, without limit, as the Manager determines is appropriate in seeking to obtain the Fund's investment objective. The Fund may also purchase
(i) call options to the extent that premiums paid for such options do not exceed 2% of the Fund's total assets and (ii) put options to the extent that premiums paid for such options do not exceed 2% of the Fund's total assets.

A. COVERED CALL WRITING--A call option gives the purchaser of such option the right to buy, and the writer, in this case the Fund, has the obligation to sell the underlying security at the exercise price during the option period. There is no percentage limitation on writing covered call options.

  The advantage to the Fund of writing covered calls is that the Fund receives a premium which is additional income. The disadvantage is that if the security rises in value the Fund will lose the appreciation.

  During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

  Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

  If a call option expires unexercised, the Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

  The market value of a call option generally reflects the market price of the underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

  Call options will be written only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Fund would be required to continue to hold a security which it might otherwise wish to sell. Options written by the Fund will normally have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

B. PURCHASING CALL OPTIONS--The Fund may purchase call options to the extent that premiums paid by the Fund do not aggregate more than 2% of the Fund's total assets. When the Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage is that the Fund may hedge against an increase in the price of securities which it ultimately wishes to buy. However, the premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option.

  The Fund may, following the purchase of a call option, liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

  Although the Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Fund would be required to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund.

C. SECURED PUT WRITING--A put option gives the purchaser of the option the right to sell, and the writer, in this case the Fund, the obligation to buy the underlying security at the exercise price during the option period. During the option period, the writer of a put option may be assigned an exercise notice by the broker/dealer through whom the option was sold requiring the writer to make payment of the exercise price against delivery of the underlying security. In this event, the exercise price will usually exceed the then market value of the underlying security. This obligation terminates upon expiration of the put option or at such earlier time at which the writer effects a closing purchase transaction. The operation of put options in other respects is substantially identical to that of call options. Premiums on outstanding put options written or purchased by the Fund may not exceed 2% of its total assets.

  The advantage to the Fund of writing such options is that it receives premium income. The disadvantage is that the Fund may have to purchase securities at higher prices than the current market price if the put is exercised.

  Put options will be written only on a secured basis, which means that the Fund will maintain in a segregated account with its Custodian cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. The amount of cash or U.S. government securities held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Fund. Secured put options will generally be written in circumstances where the Manager wishes to purchase the underlying security for the Fund's portfolio at a price lower than the current market price of the security. In such event, the Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

D. PURCHASING PUT OPTIONS--The Fund may purchase put options to the extent that premiums paid for such options do not exceed 2% of the Fund's total assets. The Fund will, at all times during which it holds a put option, own the security covered by such option.

  The Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Fund to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. In addition, the Fund will continue to receive interest income on the security. If the security does not drop in value, the Fund will lose the value of the premium paid. The Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

Futures

  The Fund may invest in futures contracts and options on such futures contracts subject to certain limitations. Futures contracts are agreements for the purchase or sale for future delivery of securities. When a futures contract is sold, the Fund incurs a contractual obligation to deliver the securities underlying the contract at a specified price on a specified date during a specified future month. A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to the Fund of the securities called for by the contract at a specified price during a specified future month.

  While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into an offsetting transaction. When the Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in an account at the Fund's Custodian bank. Thereafter, a "variation margin" may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such account, depending upon changes in the price of the underlying securities subject to the futures contract.

  The Fund may also purchase and write options to buy or sell futures contracts. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than actually to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option.

  The purpose of the purchase or sale of futures contracts for the Fund, which consists of a substantial number of government securities, is to protect the Fund against the adverse effects of fluctuations in interest rates without actually buying or selling such securities. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of government securities at higher prices.

  With respect to options on futures contracts, when the Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of government securities which the Fund intends to purchase.

  If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

  To the extent that interest rates move in an unexpected direction, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if the Fund is hedged against the possibility of an increase in interest rates which would adversely affect the price of government securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its government securities which it has because it will have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell government securities from its portfolio to meet daily variation margin requirements. Such sales of government securities may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may be required to sell securities at a time when it may be disadvantageous to do so.

  To the extent that the Fund purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. Further, with respect to options on futures contracts, the Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the existence of a liquid secondary market, which cannot be assured.

  The Fund will not enter into futures contracts to the extent that more than 5% of the Fund's assets are required as futures contract margin deposits and will not invest in futures contracts or options thereon to the extent that obligations relating to such transactions exceed 20% of the Fund's assets.

Restricted Securities

  While maintaining oversight, the Board of Directors has delegated to the Manager the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of the Fund's 10% limitation on investments in illiquid assets. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

  If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Fund's holdings of illiquid securities exceed the Fund's 10% limit on investments in such securities, the Manager will determine what action to take to ensure that the Fund continues to adhere to such limitation.

Portfolio Loan Transactions

  The major risk to which the Fund would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, subject to overall supervision by the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager. See PART B.

For more information, contact Delaware Group at 800-828-5052.

Investment Manager
Delaware Management Company, Inc.
One Commerce Square
Philadelphia, PA 19103

National Distributor
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA 19103

Shareholder Servicing,
Dividend Disbursing,
Accounting Services
and Transfer Agent
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA 19103

Legal Counsel
Stradley, Ronon, Stevens
& Young, LLP
One Commerce Square
Philadelphia, PA 19103

Independent Auditors
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA 19103

Custodian
Bankers Trust Company
One Bankers Trust Plaza
New York, NY 10006

[LOGO]
 Printed in the U.S.A. on recycled paper.
 P-041[--] MC 9/97

-----------------------------------------

U.S. GOVERNMENT
FUND
INSTITUTIONAL
----------------------
PROSPECTUS
SEPTEMBER 29, 1997

    [LOGO]
Philadelphia - London

--------------------------------------------------------------------------------
                                     PART B--STATEMENT OF ADDITIONAL INFORMATION
                                                              SEPTEMBER 29, 1997
--------------------------------------------------------------------------------


DELAWARE GROUP
GOVERNMENT FUND, INC.

--------------------------------------------------------------------------------

1818 MARKET STREET
PHILADELPHIA, PA 19103
--------------------------------------------------------------------------------
FOR MORE INFORMATION ABOUT THE U.S. GOVERNMENT FUND INSTITUTIONAL CLASS:
800-828-5052

FOR PROSPECTUS AND PERFORMANCE OF THE U.S. GOVERNMENT FUND A CLASS, THE U.S. GOVERNMENT FUND B CLASS AND THE U.S. GOVERNMENT FUND C CLASS:
NATIONWIDE 800-523-4640

INFORMATION ON EXISTING ACCOUNTS OF THE U.S. GOVERNMENT FUND A CLASS, THE U.S. GOVERNMENT FUND B CLASS AND THE U.S. GOVERNMENT FUND C CLASS:
(SHAREHOLDERS ONLY)
    NATIONWIDE 800-523-1918

DEALER SERVICES:  (BROKER/DEALERS ONLY)
    NATIONWIDE 800-362-7500
--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------
COVER PAGE
--------------------------------------------------------------------------------
INVESTMENT POLICIES
--------------------------------------------------------------------------------
ACCOUNTING AND TAX ISSUES
--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
TRADING PRACTICES AND BROKERAGE
--------------------------------------------------------------------------------
PURCHASING SHARES
--------------------------------------------------------------------------------
INVESTMENT PLANS
--------------------------------------------------------------------------------
DETERMINING OFFERING PRICE AND
    NET ASSET VALUE
--------------------------------------------------------------------------------
REDEMPTION AND REPURCHASE
--------------------------------------------------------------------------------
DIVIDENDS AND REALIZED SECURITIES
    PROFITS DISTRIBUTIONS
--------------------------------------------------------------------------------
TAXES
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT AGREEMENT
--------------------------------------------------------------------------------
OFFICERS AND DIRECTORS
--------------------------------------------------------------------------------
EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------
APPENDIX A--IRA INFORMATION
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Delaware Group Government Fund, Inc. (the "Government Fund, Inc.") is a professionally-managed mutual fund of the series type, which currently offers one series, the Government Income Series (the "Fund"). The Fund offers four classes of shares -- U.S. Government Fund A Class (the "Class A Shares"), U.S. Government Fund B Class (the "Class B Shares") and U.S. Government Fund C Class (the "Class C Shares") (together, the "Fund Classes") and U.S. Government Fund Institutional Class (the "Institutional Class") (individually, a "Class" and collectively, the "Classes").

    Class B Shares, Class C Shares and Institutional Class shares may be purchased at a price equal to the next determined net asset value per share. Class A Shares may be purchased at the public offering price, which is equal to the next determined net asset value per share, plus a front-end sales charge. Class A Shares are subject to a maximum front-end sales charge of 4.75% and annual 12b-1 Plan expenses of up to 0.30%. Class B Shares are subject to a contingent deferred sales charge ("CDSC") which may be imposed on redemptions made within six years of purchase and 12b-1 Plan expenses of up to 1%, which are assessed against Class B Shares for approximately eight years after purchase. See AUTOMATIC CONVERSION OF CLASS B SHARES under CLASSES OF SHARES in the Fund Classes' PROSPECTUS. Class C Shares are subject to a CDSC which may be imposed on redemptions made within 12 months of purchase and annual 12b-1 Plan expenses of up to 1%, which are assessed against the Class C Shares for the life of the investment. All references to "shares" in this STATEMENT OF ADDITIONAL INFORMATION ("PART B" of the registration statement) refer to all Classes of shares of the Fund, except where noted.



    This PART B supplements the information contained in the current PROSPECTUS for the Fund Classes dated September 29, 1997 and the current PROSPECTUS for the Institutional Class dated September 29, 1997, as they may be amended from time to time. It should be read in conjunction with the respective class' PROSPECTUS. PART B is not itself a prospectus but is, in its entirety, incorporated by reference into each Class' PROSPECTUS. Each Class' PROSPECTUS may be obtained by writing or calling your investment dealer or by contacting the Fund's national distributor, Delaware Distributors, L.P. (the "Distributor"), 1818 Market Street, Philadelphia, PA 19103.

INVESTMENT POLICIES

    INVESTMENT RESTRICTIONS--Government Fund, Inc. has adopted the following restrictions for the Fund which, along with its investment objectives, cannot be changed without approval by the holders of a "majority" of the Fund's outstanding shares, which is a vote by the holders of the lesser of a) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

    The Fund shall not:

     1. Invest more than 5% of the market or other fair value of its assets in the securities of any one issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities).

     2. Invest in securities of other investment companies except as part of a merger, consolidation or other acquisition, and except to the extent that an issuer of mortgage-backed securities may be deemed to be an investment company, provided that any such investment in securities of an issuer of a mortgage-backed security which is deemed to be an investment company will be subject to the limits set forth in Section 12(d)(1)(A) of the Investment Company Act of 1940, as amended (the "1940 Act").

    Government Fund, Inc. has been advised by the staff of the Securities and Exchange Commission (the "Commission") that it is the staff's position that, under the 1940 Act, the Fund may invest (a) no more than 10% of its assets in the aggregate in certain CMOs and REMICs which are deemed to be investment companies under the 1940 Act and issue their securities pursuant to an exemptive order from the Commission, and (b) no more than 5% of its assets in any single issue of such CMOs or REMICs.

     3. Make loans, except to the extent the purchases of debt obligations (including repurchase agreements) in accordance with the Fund's investment objective and policies are considered loans and except that the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

     4. Purchase or sell real estate but this shall not prevent the Fund from investing in securities secured by real estate or interests therein.

     5. Purchase more than 10% of the voting securities of any issuer, or invest in companies for the purpose of exercising control or management.

     6. Engage in the underwriting of securities of other issuers, except that in connection with the disposition of a security, the Fund may be deemed to be an "underwriter" as that term is defined in the Securities Act of 1933.

     7. Make any investment which would cause more than 25% of the market or other fair value of its total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     8. Write, purchase or sell options, puts, calls or combinations thereof, except that the Fund may: (a) write covered call options with respect to any part or all of its portfolio securities; (b) purchase call options to the extent that the premiums paid on all outstanding call options do not exceed 2% of the Fund's total assets; (c) write secured put options; (d) purchase put options to the extent that the premiums paid on all outstanding put options do not exceed 2% of the Fund's total assets and only if the Fund owns the security covered by the put option at the time of purchase. The Fund may sell put options or call options previously purchased or enter into closing transactions with respect to such options.

     9. Enter into futures contracts or options thereon, except that the Fund may enter into futures contracts to the extent that not more than 5% of the Fund's assets are required as futures contract margin deposits and only to the extent that obligations under such contracts or transactions represent not more than 20% of the Fund's assets.

    10. Purchase securities on margin, make short sales of securities or maintain a net short position.

    11. Invest in warrants or rights except where acquired in units or attached to other securities.

    12. Purchase or retain the securities of any issuer any of whose officers, directors or security holders is a director or officer of Government Fund, Inc. or of its investment manager if or so long as the directors and officers of Government Fund, Inc. and of its investment manager together own beneficially more than 5% of any class of securities of such issuer.

    13. Invest in interests in oil, gas or other mineral exploration or development programs.

    14. Invest more than 10% of the Fund's net assets in repurchase agreements maturing in more than seven days or in other illiquid assets.

    15. Borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not pledge more than 10% of its net assets. The Fund will not issue senior securities as defined in the 1940 Act, except for notes to banks. No investment securities will be purchased while the Fund has an outstanding borrowing.

    Although not a fundamental investment restriction, the Fund currently does not invest its assets in real estate limited partnerships.

    CORPORATE DEBT--The Fund may invest in corporate notes and bonds rated A or above. Excerpts from Moody's Investors Service, Inc.'s ("Moody's") description of those categories of bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations.

    Excerpts from Standard & Poor's Ratings Group's ("S&P") description of those categories of bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances.

    COMMERCIAL PAPER--The Fund may invest in short-term promissory notes issued by corporations which at the time of purchase are rated P-1 and/or A-1. Commercial paper ratings P-1 by Moody's and A-1 by S&P are the highest investment grade category.

    BANK OBLIGATIONS--The Fund may invest in certificates of deposit, bankers' acceptances and other short-term obligations of U.S. commercial banks and their overseas branches and foreign banks of comparable quality, provided each such bank combined with its branches has total assets of at least one billion dollars. Any obligations of foreign banks shall be denominated in U.S. dollars. Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. In particular, a foreign country could impose exchange controls which might delay the release of proceeds from that country. Such deposits are not covered by the Federal Deposit Insurance Corporation. Because of conflicting laws and regulations, an issuing bank could maintain that liability for an investment is solely that of the overseas branch which could expose the Fund to a greater risk of loss. The Fund will only buy short-term instruments in nations where risks are minimal. The Fund will consider these factors along with other appropriate factors in making an investment decision to acquire such obligations and will only acquire those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Fund.

    MORTGAGE-BACKED SECURITIES--In addition to mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, the Fund may also invest its assets in securities issued by certain private, nongovernment corporations, such as financial institutions, if the securities are fully collateralized at the time of issuance by securities or certificates issued or guaranteed by the U.S. government, its agencies or instrumentalities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).

    CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

    Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "interest-only" class), while the other class will receive all of the principal (the "principal-only" class). The yield to maturity on an interest-only class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

    Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet been fully developed and, accordingly, these securities are generally illiquid and to such extent, together with any other illiquid investments, will not exceed 10% of the Fund's net assets.

    REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

    CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. The Fund will invest in such private-backed securities only if they are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund currently invests in privately-issued CMOs and REMICs only if they are rated at the time of purchase in the two highest grades by a nationally-recognized rating agency.

    ASSET-BACKED SECURITIES--The Fund may invest a portion of its assets in asset-backed securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entities issuing the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities.

    Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

    Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

PORTFOLIO LOAN TRANSACTIONS
    The Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

    It is the understanding of Delaware Management Company, Inc. (the
"Manager") that the staff of the Commission permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to the Fund from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund; 3) the Fund must be able to terminate the loan after notice, at any time; 4) the Fund must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Fund may pay reasonable custodian fees in connection with the loan; 6) the voting rights on the lent securities may pass to the borrower; however, if the directors of the Fund know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the directors to vote the proxy.

    The major risk to which the Fund would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

ACCOUNTING AND TAX ISSUES

    The following supplements the information supplied in the Classes' PROSPECTUSES under TAXES.

    When the Fund writes a call or a put option, an amount equal to the premium received by it is included in the Fund's STATEMENT OF ASSETS AND LIABILITIES as an asset and as an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. Any such gain or loss is a short-term capital gain or loss for federal income tax purposes. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise of the option.

    The premium paid by the Fund for the purchase of a put option is included in the section of the Fund's STATEMENT OF ASSETS AND LIABILITIES as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. If a put option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a short-term or long-term (depending on the holding period of the underlying security) capital loss for federal income tax purposes in the amount of the cost of the option. If the Fund sells the put option, it realizes a short-term or long-term (depending on the holding period of the underlying security) capital gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and proceeds from such sale will be decreased by the premium originally paid. However, since the purchase of a put option is treated as a short sale for federal income tax purposes, the holding period of the underlying security will be affected by such a purchase.

    The Internal Revenue Code (the "Code") includes special rules applicable to regulated futures contracts and non-equity related listed options which the Fund may write, and listed options which the Fund may write, purchase or sell. Such regulated futures contracts and options are classified as Section 1256 contracts under the Code. The character of gain or loss under a Section 1256 contract is generally treated as 60% long-term gain or loss and 40% short-term gain or loss. When held by the Fund at the end of a fiscal year, these options are required to be treated as sold at market value on the last day of the fiscal year for federal income tax purposes ("marked to market").

    Over-the-counter options are not classified as Section 1256 contracts and are not subject to the 60/40 gain or loss treatment or the marked to market rule. Any gains or losses recognized by the Fund from over-the-counter option transactions generally constitute short-term capital gains or losses.

    The initial margin deposits made when entering into futures contracts are recognized as assets due from the broker. During the period the futures contract is open, changes in the value of the contract will be reflected at the end of each day.

    The Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund must meet several requirements to maintain its status as a regulated investment company. Among these requirements are that at least 90% of its investment company taxable income be derived from dividends, interest, payment with respect to securities loans and gains from the sale or disposition of securities; that at the close of each quarter of its taxable year at least 50% of the value of its assets consist of cash and cash items, government securities, securities of other regulated investment companies and, subject to certain diversification requirements, other securities; and that less than 30% of its gross income be derived from sales of securities held for less than three months.

    The Internal Revenue Service has ruled publicly that an Exchange-traded call option is a security for purposes of the 50% of assets tests and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

    The requirement that not more than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months may restrict the Fund in its ability to write covered call options on securities which it has held less than three months, to write options which expire in less than three months, to sell securities which have been held less than three months, and to effect closing purchase transactions with respect to options which have been written less than three months prior to such transactions. Consequently, in order to avoid realizing a gain within the three-month period, the Fund may be required to defer the closing out of a contract beyond the time when it might otherwise be advantageous to do so. The Fund may also be restricted in the sale of purchased put options and the purchase of put options for the purpose of hedging underlying securities because of the application of the short sale holding period rules with respect to such underlying securities.

PERFORMANCE INFORMATION

    From time to time, the Fund may state each Class' total return in advertisements and other types of literature. Any statement of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over the most recent one-, five- and ten-year (or life of fund, if applicable) periods, as relevant. The Fund may also advertise aggregate and average total return information of each Class over additional periods of time.

    The average annual total rate of return for each Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:
                                          n
                                    P(1+T)  = ERV

    Where:    P    =    a hypothetical initial purchase order of $1,000 from
                        which, in the case of only Class A Shares, the maximum front-end sales charge, if any, is deducted;

              T    =    average annual total return;

              n    =    number of years;

              ERV  =    redeemable value of the hypothetical $1,000 purchase at
                        the end of the period after the deduction of the applicable CDSC, if any, with respect to Class B Shares and Class C Shares.

    In presenting performance information for Class A Shares, the Limited CDSC, applicable to only certain redemptions of those shares, will not be deducted from any computations of total return. See the PROSPECTUS for the Fund Classes for a description of the Limited CDSC and the instances in which it applies. All references to a CDSC in this PERFORMANCE INFORMATION section will apply to Class B Shares or Class C Shares.

    Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A Shares, and that all distributions are reinvested at net asset value, and, with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, the Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.



    The performance of Class A Shares and the Institutional Class, as shown below, is the average annual total return quotations through July 31, 1997, computed as described above. The average annual total return for Class A Shares at offer reflects the maximum front-end sales charge of 4.75% paid on the purchase of shares. The average annual total return for Class A Shares at net asset value (NAV) does not reflect any front-end sales charge. Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance. Pursuant to applicable regulation, total return shown for the Institutional Class for the periods prior to the commencement of operations of such Class is calculated by taking the performance of Class A Shares and adjusting it to reflect the elimination of all sales charges. However, for those periods, no adjustment has been made to eliminate the impact of 12b-1 payments, and performance may have been affected had such an adjustment been made.



                                  AVERAGE ANNUAL TOTAL RETURN
                             CLASS A       CLASS A
                             SHARES        SHARES      INSTITUTIONAL
                           (AT OFFER)     (AT NAV)       CLASS(1)

1 year ended
7/31/97                      4.54%          9.77%         10.10%

3 years ended
7/31/97                      5.14%          6.87%          7.18%

5 years ended
7/31/97                      4.05%          5.06%          5.38%

10 years ended
7/31/97                      6.88%          7.40%          7.67%

Period 8/16/85(2)
through 7/31/97              7.00%          7.44%          7.66%


(1) Date of initial public offering of the Institutional Class was June 1, 1992.

(2) Date of initial public offering of Class A Shares.


    The performance of the Class B Shares and Class C Shares, as shown below, is the average annual total return quotation through July 31, 1997. The average annual total return for Class B Shares and Class C Shares including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at July 31, 1997. The average annual total return for Class B Shares and Class C Shares excluding deferred sales charge assumes the shares were not redeemed at July 31, 1997 and therefore does not reflect the deduction of a CDSC.

                                    AVERAGE ANNUAL TOTAL RETURN
                             CLASS B SHARES           CLASS B SHARES
                          (INCLUDING DEFERRED       (EXCLUDING DEFERRED
                              SALES CHARGE)            SALES CHARGE)

1 year ended
7/31/97                           5.01%                    9.01%

3 years ended
7/31/97                           5.26%                    6.12%

Period 5/2/94(1)
through 7/31/97                   4.71%                    5.49%


(1) Date of initial public offering of Class B Shares.


                                    AVERAGE ANNUAL TOTAL RETURN
                               CLASS C SHARES          CLASS C SHARES
                                 (INCLUDING              (EXCLUDING
                                  DEFERRED                DEFERRED
                                SALES CHARGE)           SALES CHARGE)

    1 year ended
    7/31/97                       8.01%                    9.01%

    Period 11/29/95
    through 7/31/97(1)            5.19%                    5.19%


(1) Date of initial public offering of Class C Shares.

    As stated in the Classes' PROSPECTUSES, the Fund may also quote each Class' current yield in advertisements and investor communications.

    The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                                       a--b       6
                          YIELD = 2[(-------- + 1)  -- 1]
                                        cd

Where:   a    =    dividends and interest earned during the period;

         b    =    expenses accrued for the period (net of reimbursements);

         c    =    the average daily number of shares outstanding during the
                   period that were entitled to receive dividends;

         d    =    the maximum offering price per share on the last day of the period.


    The above formula will be used in calculating quotations of yield for each Class, based on specific 30-day periods identified in advertising by the Fund. The yields of the Class A Shares, Class B Shares, Class C Shares and the Institutional Class as of July 31, 1997 using this formula were 5.93%, 5.55%, 5.55% and 6.55%, respectively. Yield calculation assumes the maximum front-end sales charge, if any, and does not reflect the deduction of any contingent deferred sales charge. Actual yield on Class A Shares may be affected by variations in sales charges on investments.


    Past performance, such as is reflected in quoted yields, should not be considered as a representation of the results which may be realized from an investment in any class of the Fund in the future.

    Investors should note that the income earned and dividends paid by the Fund will vary with the fluctuation of interest rates and performance of the portfolio. The net asset value of the Fund may change. Unlike money market funds, the Fund invests in longer-term securities that fluctuate in value and do so in a manner inversely correlated with changing interest rates. The Fund's net asset value will tend to rise when interest rates fall. Conversely, the Fund's net asset value will tend to fall as interest rates rise. Normally, fluctuations in interest rates have a greater effect on the prices of longer-term bonds. The value of the securities held in the Fund will vary from day to day and investors should consider the volatility of the Fund's net asset value as well as its yield before making a decision to invest.


    The Fund's average weighted portfolio maturity at July 31, 1997 was 18.6 years for the Class A Shares, Class B Shares, Class C Shares and the Institutional Class of the Fund.

    Statistical and performance information and various indices compiled and maintained by organizations such as the following may also be used in preparing exhibits comparing certain industry trends and competitive mutual fund performance to comparable activity and performance of the Fund and in illustrating general financial planning principles. From time to time, certain mutual fund performance ranking information, calculated and provided by these organizations, may also be used in the promotion of sales of the Fund. Any indices used are not managed for any investment goal, and a direct investment in an index is not possible.


    CDA TECHNOLOGIES, INC., LIPPER ANALYTICAL SERVICES, INC. and
    MORNINGSTAR, INC. are performance evaluation services that maintain statistical performance databases, as reported by a diverse universe of independently-managed mutual funds.

    IBBOTSON ASSOCIATES, INC. is a consulting firm that provides a variety of historical data including total return, capital appreciation and income on the stock market as well as other investment asset classes, and inflation. With their permission, this information will be used primarily for comparative purposes and to illustrate general financial planning principles.

    INTERACTIVE DATA CORPORATION is a statistical access service that maintains a database of various international industry indicators, such as historical and current price/earning information, individual equity and fixed-income price and return information.

    COMPUSTAT INDUSTRIAL DATABASES, a service of Standard & Poor's, may also be used in preparing performance and historical stock and bond market exhibits. This firm maintains fundamental databases that provide financial, statistical and market information covering more than 7,000 industrial and non-industrial companies.

    SALOMON BROTHERS and LEHMAN BROTHERS are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities.
    This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations. In addition, the performance of multiple indices compiled and maintained by these firms may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of the securities in which the Fund may invest and the assumptions that were used in calculating the blended performance will be described.

    Current interest rate and yield information on government debt obligations of various durations, as reported weekly by the FEDERAL RESERVE (Bulletin H.15), may also be used. In addition, current rate information on municipal debt obligations of various durations, as reported daily by THE BOND BUYER, may also be used. THE BOND BUYER is published daily and is an industry-accepted source for current municipal bond market information.

    From time to time, the Fund may also quote actual yield and/or total return performance for each Class in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. For example, the performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts as monitored by BANK RATE MONITOR, and those of generally-accepted corporate bond and government security price indices of various durations prepared by Lehman Brothers and Salomon Brothers, Inc. These indices are not managed for any investment goal. Comparative information on the Consumer Price Index may also be included. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

    The total return performance for each Class of the Fund will reflect the appreciation or depreciation of principal, reinvestment of income and any capital gains distributions paid during any indicated period and the impact of the maximum front-end or contingent deferred sales charge, if any, paid on the illustrated investment amount, annualized. Performance of Class A Shares may also be shown without reflecting the impact of any front-end sales charge and performance of Class B Shares and Class C Shares may also be calculated without reflecting the impact of any applicable CDSC. The results will not reflect any income taxes, if applicable, payable by shareholders on the reinvested distributions included in the calculations. The net asset value of the Fund fluctuates so shares, when redeemed, may be worth more or less than the original investment, and past performance should not be considered a guarantee of future results.

    The following tables are an example, for purposes of illustration only, of cumulative total return performance for each Class through July 31, 1997.

                                   CUMULATIVE TOTAL RETURN
                             CLASS A                      CONSUMER
                             SHARES     INSTITUTIONAL      PRICE
                           (AT OFFER)      CLASS(1)       INDEX(2)

3 months ended
7/31/97                     (0.62%)         4.45%          0.19%

6 months ended
7/31/97                      0.14%          5.27%          0.88%

9 months ended
7/31/97                      1.41%          6.65%          1.39%

1 year ended
7/31/97                      4.54%         10.10%          2.33%

3 years ended
7/31/97                     16.24%         23.14%          8.15%

5 years ended
7/31/97                     21.93%         29.94%         14.23%

10 years ended
7/31/97                     94.47%        109.31%         41.08%

Period 8/16/85(3)
through 7/31/97            124.52%        141.76%         48.62%


(1) Date of initial public offering was June 1, 1992. Pursuant to applicable regulation, total return shown for the Institutional Class for the periods prior to the commencement of operations of such Class is calculated by taking the performance of Class A Shares and adjusting it to reflect the elimination of all sales charges. However, for those periods, no adjustment has been made to eliminate the impact of 12b-1 payments, and performance may have been affected had such an adjustment been made.


(2) Source--Lipper Analytical Services, Inc.


(3) Date of initial public offering of Class A Shares.

                                    CUMULATIVE TOTAL RETURN

                     CLASS B SHARES      CLASS B SHARES
                  (INCLUDING DEFERRED  (EXCLUDING DEFERRED      CONSUMER PRICE
                      SALES CHARGE)       SALES CHARGE)            INDEX (1)

3 months ended
7/31/97                   0.19%               4.19%                  0.19%

6 months ended
7/31/97                   0.75%               4.75%                  0.88%

9 months ended
7/31/97                   1.86%               5.86%                  1.39%

1 year ended
7/31/97                   5.01%               9.01%                  2.23%

3 years ended
7/31/97                  16.61%              19.52%                  8.15%

Period 5/2/94
through 7/31/97(2)       16.13%              18.97%                  8.89%

(1)  Source---Lipper Analytical Services, Inc.


(2)  Date of initial public offering of Class B Shares.


                                       CUMULATIVE TOTAL RETURN

                     CLASS C SHARES      CLASS C SHARES
                  (INCLUDING DEFERRED  (EXCLUDING DEFERRED      CONSUMER PRICE
                      SALES CHARGE)       SALES CHARGE)            INDEX (1)

3 months ended
7/31/97                   3.19%               4.19%                  0.19%

6 months ended
7/31/97                   3.75%               4.75%                  0.88%

1 year ended
7/31/97                   8.01%               9.01%                  1.39%

Period 11/29/95(2)
through 7/31/97           8.83%               8.83%                  4.49%

(1)  Source--Lipper Analytical Services, Inc.

(2)  Date of initial public offering of Class C Shares.

    Because every investor's goals and risk threshold are different, the Distributor, as distributor for the Fund and other mutual funds in the Delaware Group, will provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, the Distributor will provide information that discusses the Manager's overriding investment philosophy and how that philosophy impacts the Fund's, and other Delaware Group funds', investment disciplines employed in seeking their objectives. The Distributor may also from time to time cite general or specific information about the institutional clients of the Manager, including the number of such clients serviced by the Manager.

DOLLAR-COST AVERAGING

    For many people, deciding when to invest can be a difficult decision. Security prices tend to move up and down over various market cycles and logic says to invest when prices are low. However, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example, monthly or quarterly--as long as you stick to your regular schedule. Dollar-cost averaging looks simple and it is, but there are important things to remember.


    Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw. You also should consider your financial ability to continue to purchase shares during periods of high fund share prices. Delaware Group offers three services -- Automatic Investing Program, Direct Deposit Program and the Wealth Builder Option -- that can help to keep your regular investment program on track. See INVESTING BY ELECTRONIC FUND TRANSFER - DIRECT DEPOSIT PURCHASE PLAN, AUTOMATIC INVESTING PLAN and WEALTH BUILDER OPTION under INVESTMENT PLANS for a complete description of these services, including restrictions or limitations.

    The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share over a period of time will be lower than the average price per share for the same time period.

                                                             NUMBER
                            INVESTMENT    PRICE PER        OF SHARES
                              AMOUNT        SHARE          PURCHASED

              Month 1         $100         $10.00             10
              Month 2         $100         $12.50              8
              Month 3         $100         $ 5.00             20
              Month 4         $100         $10.00             10
              -----------------------------------------------------
                              $400         $37.50             48

    Total Amount Invested:  $400
    Total Number of Shares Purchased:  48
    Average Price Per Share:  $9.38 ($37.50/4)
    Average COST Per Share:  $8.33 ($400/48 shares)


    This example is for illustration purposes only. It is not intended to represent the actual performance of any stock or bond fund in the Delaware Group of funds.


THE POWER OF COMPOUNDING
    When you opt to reinvest your current income for additional Fund shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding and the following chart illustrates just how powerful it can be.

COMPOUNDED RETURNS
    Results of various assumed fixed rates of return on a $10,000 investment compounded monthly for 10 years:

                          7% Rate        8% Rate        9% Rate
                         of Return      of Return      of Return
                         ---------      ---------      ---------

          1 year           $10,723        $10,830        $10,938
          2 years          $11,498        $11,729        $11,964
          3 years          $12,330        $12,702        $13,086
          4 years          $13,221        $13,757        $14,314
          5 years          $14,177        $14,898        $15,657
          6 years          $15,201        $16,135        $17,126
          7 years          $16,300        $17,474        $18,732
          8 years          $17,479        $18,924        $20,489
          9 years          $18,743        $20,495        $22,411
         10 years          $20,097        $22,196        $24,514

    These figures are calculated assuming a fixed constant investment return and assume no fluctuation in the value of principal. These figures, which do not reflect payment of applicable taxes or sales charges, are not intended to be a projection of investment results and do not reflect the actual performance results of any of the Classes.

TRADING PRACTICES AND BROKERAGE

    Government Fund, Inc. selects brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. Trades are generally made on a net basis where the Fund either buys the securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry.


    During the fiscal years ended July 31, 1995, 1996 and 1997, no brokerage commissions were paid by the Fund.


    The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.


    During the fiscal year ended July 31, 1997, there were no portfolio transactions of the Fund resulting in brokerage commissions directed to brokers for brokerage and research services.

    As provided in the Securities Exchange Act of 1934 and the Fund's
Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Fund believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Fund and to other funds in the Delaware Group.

Subject to best price and execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.


    The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and Government Fund, Inc.'s Board of Directors that the advantages of combined orders outweigh the possible disadvantages of separate transactions.


    Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD"), and subject to seeking best price and execution, the Fund may place orders with broker/dealers that have agreed to defray certain expenses of the funds in the Delaware Group of funds, such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of such funds as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.


PORTFOLIO TURNOVER
    Portfolio trading will be undertaken principally to accomplish the Fund's objective in relation to anticipated movements in the general level of interest rates. The Fund is free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the investment objective. The Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover for the Fund, such a turnover always being incidental to transactions undertaken with a view to achieving the Fund's investment objective.

    The Fund may experience a high rate of portfolio turnover, which is not expected to exceed 400%. High portfolio turnover rates may occur, for example, if the Fund writes a large number of call options which are subsequently exercised. To the extent the Fund realizes gains on securities held for less than six months, such gains are taxable to the shareholder or to the Fund at ordinary income tax rates. This would result in higher than normal brokerage commissions. The portfolio turnover rate of the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less. The turnover rate may also be affected by cash requirements from redemptions and repurchases of Fund shares.


    During the fiscal years ended July 31, 1996 and 1997, the portfolio turnover rates for the Fund were 81% and 63%, respectively.

PURCHASING SHARES

    The Distributor serves as the national distributor for the Fund's four classes of shares -- Class A Shares, Class B Shares, Class C Shares and the Institutional Class, and has agreed to use its best efforts to sell shares of the Fund. See the PROSPECTUSES for additional information on how to invest. Shares of the Fund are offered on a continuous basis, and may be purchased through authorized investment dealers or directly by contacting Government Fund, Inc. or the Distributor.

    The minimum initial investment generally is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases generally must be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, directors and employees of any Delaware Group fund, the Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Delaware Group Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected. There are no minimum purchase requirements for the Institutional Class, but certain eligibility requirements must be satisfied.

    Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. See INVESTMENT PLANS for purchase limitations applicable to retirement plans. Government Fund, Inc. will reject any purchase order for more than $250,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more in Class A Shares and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.


    Selling dealers are responsible for transmitting orders promptly.
Government Fund, Inc. reserves the right to reject any order for the purchase of its shares if in the opinion of management such rejection is in the Fund's best interest.

    The NASD has adopted amendments to certain rules relating to investment company sales charges. Government Fund, Inc. and the Distributor intend to operate in compliance with these rules.


    Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 4.75%; however, lower front-end sales charges apply for larger purchases. See the table below. Class A Shares are also subject to annual 12b-1 Plan expenses.

    Class B Shares are purchased at net asset value and are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against the Class B Shares for approximately eight years after purchase. See AUTOMATIC CONVERSION OF CLASS B SHARES under CLASSES OF SHARES in the Fund Classes' PROSPECTUS.

    Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

    Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses. See DETERMINING OFFERING PRICE AND NET ASSET VALUE and PLANS UNDER RULE 12b-1 FOR THE FUND CLASSES in this PART B.

    Class A Shares, Class B Shares, Class C Shares and Institutional Class shares represent a proportionate interest in the Fund's assets and will receive a proportionate interest in the Fund's income, before application, as to the Class A, Class B and Class C Shares, of any expenses under the Fund's 12b-1 Plans.


    Certificates representing shares purchased are not ordinarily issued unless a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares or in the case of any retirement plan account including self-directed IRAs. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by Government Fund, Inc. for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the Fund for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.


ALTERNATIVE PURCHASE ARRANGEMENTS
    The alternative purchase arrangements of Class A, Class B and Class C
Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.30% of the average daily net assets of Class A Shares or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another class.

CLASS A SHARES
    Purchases of $100,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the accompanying table, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See SPECIAL PURCHASE FEATURES - CLASS A SHARES, below, for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

                             U.S. GOVERNMENT FUND A CLASS
----------------------------------------------------------------------------------------------
                                                                                  Dealer's
                                           Front-End Sales Charge as % of       Commission***
    Amount of Purchase                     Offering             Amount             as % of
                                             Price             Invested**       Offering Price
----------------------------------------------------------------------------------------------
Less than $100,000                           4.75%               5.03%               4.00%
$100,000 but under $250,000                  3.75                3.87                3.00
$250,000 but under $500,000                  2.50                2.58                2.00
$500,000 but under $1,000,000*               2.00                2.06                1.60


  * There is no front-end sales charge on purchases of $1 million or more of Class A Shares but, under certain limited circumstances, a 1% contingent deferred sales charge may apply upon redemption of such shares. The contingent deferred sales charge ("Limited CDSC") that may be applicable arises only in the case of certain shares that were purchased at net asset value and triggered the payment of a dealer's commission.

 ** Based on the net asset value per share of Class A Shares as of the end of Government Fund, Inc.'s most recent fiscal year.

*** Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.
--------------------------------------------------------------------------------

    The Fund must be notified when a sale takes place which would qualify for the reduced front-end sales charge on the basis of previous or current purchases. The reduced front-end sales charge will be granted upon confirmation of the shareholder's holdings by the Fund. Such reduced front-end sales charges are not retroactive.

    From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge shown above. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the Securities Act of 1933.
--------------------------------------------------------------------------------

    Certain dealers who enter into an agreement to provide extra training and information on Delaware Group products and services and who increase sales of Delaware Group funds may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws.

DEALER'S COMMISSION
    For initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are effected in accordance with the following schedule:

                                                 DEALER'S COMMISSION
                                                 -------------------
                                                 (as a percentage of
         AMOUNT OF PURCHASE                      amount purchased)
         ------------------

         Up to $2 million                             1.00%
         Next $1 million up to $3 million             0.75
         Next $2 million up to $5 million             0.50
         Amount over $5 million                       0.25

    In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Group funds as to which a Limited CDSC applies (see CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE under REDEMPTION AND EXCHANGE in the Fund Classes' PROSPECTUS) may be aggregated with those of the Class A Shares of the Fund. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

    An exchange from other Delaware Group funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES
    Class B and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth below, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. See WAIVER OF CONTINGENT DEFERRED SALES CHARGE - CLASS B AND CLASS C SHARES under REDEMPTION AND EXCHANGE in the PROSPECTUS for the Fund Classes for a list of the instances in which the CDSC is waived.

    The following table sets forth the rates of the CDSC for Class B Shares of the Fund:

                                           CONTINGENT DEFERRED
                                            SALES CHARGE (AS A
                                              PERCENTAGE OF
                                              DOLLAR AMOUNT
           YEAR AFTER PURCHASE MADE         SUBJECT TO CHARGE)
           ------------------------         ------------------
                   0-2                              4%
                   3-4                              3%
                   5                                2%
                   6                                1%
                   7 and thereafter               None

During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the Fund. See AUTOMATIC CONVERSION OF CLASS B SHARES under CLASSES OF SHARES in the Fund Classes' PROSPECTUS. Such conversion will constitute a tax-free exchange for federal income tax purposes. See TAXES in the PROSPECTUS for the Fund Classes.

PLANS UNDER RULE 12b-1 FOR THE FUND CLASSES
    Pursuant to Rule 12b-1 under the 1940 Act, Government Fund, Inc. has adopted a separate plan for each of the Class A Shares, Class B Shares and Class C Shares of Government Fund, Inc. (the "Plans"). Each Plan permits Government Fund, Inc. to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class to which the Plan applies. The Plans do not apply to the Institutional Class of shares. Such shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of shares of the Institutional Class. Shareholders of the Institutional Class may not vote on matters affecting the Plans.

    The Plans permit the Fund, pursuant to the Distribution Agreement, to pay out of the assets of the Class A Shares, Class B Shares and Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The Plan expenses relating to Class B and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

    In addition, the Fund may make payments out of the assets of the Class A, Class B and Class C Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares, or provide services to, such classes.

    The maximum aggregate fee payable by the Fund under the Plans, and Government Fund, Inc.'s Distribution Agreement, is on an annual basis up to 0.30% of the Class A Shares' average daily net assets for the year, and up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and Class C Shares' average daily net assets for the year. Government Fund, Inc.'s Board of Directors may reduce these amounts at any time. The Distributor has agreed to waive these distribution fees to the extent such fee for any day exceeds the net investment income realized by the Class A, Class B and Class C Shares for such day.

    On July 21, 1988, the Board of Directors set the fee for the Class A
Shares, pursuant to the Plan relating to that Class, at 0.25% of average daily net assets. This fee was effective until May 31, 1992. Effective June 1, 1992, the Board of Directors has determined that the annual fee, payable on a monthly basis, under the Plan relating to the Class A Shares, will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by the Class A Shares which were originally purchased prior to June 1, 1992 in the Government Income Series I class (which was converted into what is now referred to as the Class A Shares) on June 1, 1992 pursuant to a Plan of Recapitalization approved by shareholders of the Government Income Series I class), and (ii) the amount obtained by multiplying 0.30% by the average daily net assets represented by all other Class A Shares. While this is the method to be used to calculate the 12b-1 fees to be paid by the Class A Shares under its Plan, the fee is a Class A Shares' expense so that all shareholders of the Class A Shares regardless of whether they originally purchased or received shares in the Government Income Series I class, or in one of the other classes that is now known as Class A Shares will bear 12b-1 expenses at the same rate. While this describes the current formula for calculating the fees which will be payable under the Class A Shares' Plan, the Plan permits a full 0.30% on all Class A Shares' assets to be paid at any time following appropriate Board approval.

    All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A, Class B and Class C Shares would be borne by such persons without any reimbursement from such Fund Classes. Subject to seeking best price and execution, Government Fund, Inc. may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

    From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

    The Plans and the Distribution Agreement, as amended, have been approved by the Board of Directors of Government Fund, Inc., including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of Government Fund, Inc. and who have no direct or indirect financial interest in the Plans by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans and the Distribution Agreement, as amended, must be approved annually by the Board of Directors in the same manner as specified above.


    Each year, the directors must determine whether continuation of the Plans is in the best interest of the shareholders of, respectively, Class A Shares, Class B Shares and Class C Shares and that there is a reasonable likelihood of the Plan relating to a Fund Class providing a benefit to that Class. The Plans and the Distribution Agreement, as amended, may be terminated at any time without penalty by a majority of those directors who are not "interested persons" or by a majority vote of the outstanding voting securities of the relevant Fund Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the relevant Fund Class' outstanding voting securities, as well as by a majority vote of those directors who are not "interested persons." With respect to the Class A Share Plan, any material increase in the maximum percentage payable thereunder must be approved by a majority of the outstanding voting securities of Class B. Also, any other material amendment to the Plans must be approved by a majority vote of the directors including a majority of the noninterested directors of Government Fund, Inc. having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of directors who are not "interested persons" of Government Fund, Inc. must be effected by the directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review.


    For the fiscal year ended July 31, 1997, payments from the Class A Shares, Class B Shares and Class C Shares amounted to $447,197, $103,014 and $11,437, respectively. Such amounts were used for the following purposes:



                                 Class A Shares  Class B Shares  Class C Shares
                                 --------------  --------------  --------------
Advertising                              ---           $223            ---
Annual/Semi-Annual Reports           $12,476            ---            ---
Broker Trails                       $350,651        $23,530         $1,964
Broker Sales Charges                     ---        $34,008         $6,684
Dealer Service Expenses               $2,888           $311            $35
Interest on Broker Sales Charges         ---        $38,101           $587
Commissions to Wholesalers           $12,673         $3,694         $1,276
Promotional-Broker Meetings          $21,616         $1,508           $120
Promotional-Other                     $8,541            ---            ---
Prospectus Printing                  $23,354            ---            ---
Telephone                             $2,138            $56            $34
Wholesaler Expenses                  $12,860         $1,583           $737
Other                                    ---            ---            ---


    Government Fund, Inc. intends to amend the Plans, if necessary, to comply with any new rules or regulations the SEC may adopt with respect to Rule 12b-1.


OTHER PAYMENTS TO DEALERS -- CLASS A, CLASS B AND CLASS C SHARES
    From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Group of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Group fund shares.


SPECIAL PURCHASE FEATURES -- CLASS A SHARES

BUYING CLASS A SHARES AT NET ASSET VALUE
    Class A Shares may be purchased without a front-end sales charge under the DIVIDEND REINVESTMENT PLAN and, under certain circumstances, the EXCHANGE PRIVILEGE and the 12-MONTH REINVESTMENT PRIVILEGE.


    Current and former officers, directors and employees of Government Fund, Inc., any other fund in the Delaware Group, the Manager, the Manager's affiliates or any of the Manager's affiliates that may in the future be created, legal counsel to the funds and registered representatives and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares and any such class of shares of any of the funds in the Delaware Group, including any fund that may be created, at the net asset value per share. Family members of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase shares at net asset value. Class A Shares may also be purchased at net asset value by current and former officers, directors and employees (and members of their families) of the Dougherty Financial Group LLC.


    Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months of a change of the registered representative's employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of Delaware Group funds. Officers, directors and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Such purchasers are required to sign a letter stating that the purchase is for investment only and that the securities may not be resold except to the issuer. Such purchasers may also be required to sign or deliver such other documents as Government Fund, Inc. may reasonably require to establish eligibility for purchase at net asset value.


    Investors in Delaware-Voyageur Unit Investment Trusts may reinvest monthly dividend checks and/or repayment of invested capital into Class A Shares of any of the funds in the Delaware Group at net asset value.

    Purchases of Class A Shares at net asset value may also be made by the following: financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the institutional class of the Fund; any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, for which plan participant records are maintained on the Delaware Investment & Retirement Services, Inc. ("DIRSI") proprietary record keeping system that (i) has in excess of $500,000 of plan assets invested in Class A Shares of Delaware Group funds and any stable value product available through the Delaware Group, or (ii) is sponsored by an employer that has at any point after May 1, 1997 had more than 100 employees while such plan has held Class A Shares of a Delaware Group fund and such employer has properly represented to DIRSI in writing that it has the requisite number of employees and has received written confirmation back from DIRSI.


    Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a Delaware Group account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

    Government Fund, Inc. must be notified in advance that the trade qualifies for purchase at net asset value.

LETTER OF INTENTION
    The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Government Fund, Inc., which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of the Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on the Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all their shares of the Fund and of any class of any of the other mutual funds in the Delaware Group (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited CDSC) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter.

    Employers offering a Delaware Group retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Group funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of the Fund and other Delaware Group funds which offer corresponding classes of shares may also be aggregated for this purpose.


COMBINED PURCHASES PRIVILEGE
    In determining the availability of the reduced front-end sales charge previously set forth with respect to Class A Shares, purchasers may combine the total amount of any combination of Class B Shares and/or Class C Shares of the Fund, as well as shares of any other class of any of the other Delaware Group funds (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited
CDSC). In addition, assets held in any stable value product available through the Delaware Group may be considered with other Delaware Group fund holdings.


    The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

RIGHT OF ACCUMULATION
    In determining the availability of the reduced front-end sales charge with respect to Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of the Fund as well as shares of any other class of any of the other Delaware Group funds which offer such classes (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited
CDSC). If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $60,000 at offering price of additional shares of Class A Shares, the charge applicable to the $60,000 purchase would currently be 3.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-MONTH REINVESTMENT PRIVILEGE
    Holders of Class A Shares of the Fund (and of the Institutional Class holding shares which were acquired through an exchange from one of the other mutual funds in the Delaware Group offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in Class A Shares of the Fund or in Class A Shares of any of the other funds in the Delaware Group, subject to applicable eligibility and minimum purchase requirements, in states where shares of such other funds may be sold, at net asset value without the payment of a front-end sales charge. This privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Group offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of either Class B or Class C Shares.

    Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. A redemption and reinvestment could have income tax consequences. It is recommended that a tax adviser be consulted with respect to such transactions. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

    Investors should consult their financial advisers or the Transfer Agent, which also serves as the Fund's shareholder servicing agent, about the applicability of the Limited CDSC (see CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE under REDEMPTION AND EXCHANGE in the Fund Classes' PROSPECTUS) in connection with the features described above.

GROUP INVESTMENT PLANS
    Group Investment Plans which are not eligible to purchase shares of the Institutional Class may also benefit from the reduced front-end sales charges for investments in Class A Shares set forth in the table on page 00, based on total plan assets. If a company has more than one plan investing in the Delaware Group of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Group investment accounts if they so notify the Fund in connection with each purchase. For other retirement plans and special services, see RETIREMENT PLANS FOR THE FUND CLASSES under INVESTMENT PLANS.


U.S. GOVERNMENT FUND INSTITUTIONAL CLASS
    The Institutional Class is available for purchase only by: (a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, a division of the Manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 fee; and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.


    Shares of the Institutional Class are available for purchase at net asset value, without the imposition of a front-end or contingent deferred sales charge and are not subject to Rule 12b-1 expenses.

INVESTMENT PLANS

REINVESTMENT PLAN/OPEN ACCOUNT
    Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the Fund Class (based on the net asset value in effect on the reinvestment date) and credited to the shareholder's account on that date. All dividends and distributions of the Institutional Class are reinvested in the accounts of the holders of such shares (based on the net asset value in effect on the reinvestment date). A confirmation of each distribution from realized securities profits, if any, will be mailed to shareholders in the first quarter of the fiscal year.

    Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the Fund. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the PROSPECTUS and this PART B, are made, for Class A Shares at the public offering price, and for Class B Shares, Class C Shares and the Institutional Class at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

REINVESTMENT OF DIVIDENDS IN OTHER DELAWARE GROUP FUNDS
    Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A, Class B and Class C Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in the Delaware Group, including Government Fund, Inc., in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses. See also ADDITIONAL METHODS OF ADDING TO YOUR INVESTMENT - DIVIDEND REINVESTMENT PLAN under HOW TO BUY SHARES in the PROSPECTUS for the Fund Classes.


    Subject to the following limitations, dividends and/or distributions from other funds in the Delaware Group may be invested in shares of the Fund, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares or Class C Shares. Dividends from Class B Shares may only be directed to other Class B Shares and dividends from Class C Shares may only be directed to other Class C Shares. See APPENDIX B--CLASSES OFFERED in the Fund Classes' PROSPECTUS for the funds in the Delaware Group that are eligible for investment by holders of Fund shares.

    This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans.


INVESTING BY ELECTRONIC FUND TRANSFER
    DIRECT DEPOSIT PURCHASE PLAN -- Investors may arrange for the Fund to accept for investment in Class A, Class B or Class C Shares, through an agent bank, preauthorized government or private recurring payments.

This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

    AUTOMATIC INVESTING PLAN -- Shareholders of Class A, Class B and Class C Shares may make automatic investments by authorizing, in advance, monthly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.


    This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans.


                                    *     *     *

    Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be $250 or more and subsequent investments under such Plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

    Payments to the Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, the Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

DIRECT DEPOSIT PURCHASES BY MAIL
    Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. The Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact the Fund for proper instructions.

WEALTH BUILDER OPTION
    Shareholders can use the Wealth Builder Option to invest in the Fund
Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Group. Shareholders of the Fund Classes may also elect to invest in one or more of the other mutual funds in the Delaware Group through the Wealth Builder Option. See WEALTH BUILDER OPTION and REDEMPTION AND EXCHANGE in the PROSPECTUS for the Fund Classes.

    Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Group, subject to the conditions and limitations set forth in the Fund Classes' PROSPECTUS. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.


    Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See EXCHANGE PRIVILEGE for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation at any time by giving written notice to the fund from which exchanges are made.

    This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Class.

DELAWARE GROUP ASSET PLANNER
    To invest in Delaware Group funds using the Delaware Group Asset Planner asset allocation service, you should complete a Delaware Group Asset Planner Account Registration Form, which is available only from a financial adviser or investment dealer. Effective September 1, 1997, the Delaware Group Asset Planner Service is only available to financial advisers or investment dealers who have previously used this service. The Delaware Group Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in Delaware Group funds. With the help of a financial adviser, you may also design a customized asset allocation strategy.

    The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Group accounts into the Asset Planner service may be made at net asset value under the circumstances described under INVESTING BY EXCHANGE in the PROSPECTUS. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B and Class C Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of the Fund and of other funds in the Delaware Group may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Group funds. See APPENDIX B - CLASSES OFFERED in the PROSPECTUS for the funds in the Delaware Group that offer consultant class shares.

    An annual maintenance fee, currently $35 per Strategy, is typically due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30th. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors using the Asset Planner for an IRA will continue to pay an annual IRA fee of $15 per Social Security number.

    Investors will receive a customized quarterly Strategy Report summarizing all Delaware Group Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

    Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.

RETIREMENT PLANS FOR THE FUND CLASSES
    An investment in the Fund may be suitable for tax-deferred retirement plans. Among the retirement plans noted below, Class B Shares are available for investment only by Individual Retirement Accounts, SIMPLE IRAs, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, 457 Deferred Compensation Plans and 403(b)(7) Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See WAIVER OF CONTINGENT DEFERRED SALES CHARGE - CLASS B AND CLASS C SHARES under REDEMPTION AND EXCHANGE in the PROSPECTUS for the Fund Classes for a list of the instances in which the CDSC is waived.

    Purchases of Class B Shares are subject to a maximum purchase limitation of $250,000 for retirement plans. Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.


    Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than Individual Retirement Accounts ("IRAs"), for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such plans.

    Certain shareholder investment services available to non-retirement plan
shareholders may not be available to retirement plan shareholders.   Certain
retirement plans may qualify to purchase shares of the Institutional Class. See U.S. GOVERNMENT FUND INSTITUTIONAL CLASS, above. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center telephone number.

    IT IS ADVISABLE FOR AN INVESTOR CONSIDERING ANY ONE OF THE RETIREMENT PLANS DESCRIBED BELOW TO CONSULT WITH AN ATTORNEY, ACCOUNTANT OR A QUALIFIED RETIREMENT PLAN CONSULTANT. FOR FURTHER DETAILS, INCLUDING APPLICATIONS FOR ANY OF THESE PLANS, CONTACT YOUR INVESTMENT DEALER OR THE DISTRIBUTOR.

    Taxable distributions from the retirement plans described below may be subject to withholding.

    Please contact your investment dealer or the Distributor for the special application forms required for the Plans described below.

PROTOTYPE PROFIT SHARING OR MONEY PURCHASE PENSION PLANS
    Prototype Plans are available for self-employed individuals, partnerships and corporations. These plans can be maintained as Section 401(k) profit sharing or money purchase pension plan provisions. Contributions may be invested only in Class A and Class C Shares.

INDIVIDUAL RETIREMENT ACCOUNT
    A document is available for an individual who wants to establish an IRA by making contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year or, for years prior to 1997, elects to be treated as having no compensation for the year. Investments in each of the Fund Classes are permissible.

    An individual can contribute up to $2,000 to his or her IRA each year. Contributions may or may not be deductible depending upon the taxpayer's adjusted gross income and whether the taxpayer or his or her spouse is an active participant in an employer-sponsored retirement plan. Even if a taxpayer (or his or her spouse) is and active participant in an employer-sponsored retirement plan, the full $2,000 deduction is still available if the taxpayer's adjusted gross income is below $25,000 ($40,000 for taxpayers filing joint returns). A partial deduction is allowed for married couples with incomes between $40,000 and $50,000, and for single individuals with incomes between $25,000 and $35,000. No deductions are available for contributions to IRAs by taxpayers whose adjusted gross income before IRA deductions exceeds $50,000 ($35,000 for singles) and who are active participants in an employer-sponsored retirement plan. Taxpayers who are not allowed deductions on IRA contributions still can make nondeductible IRA contributions of as much as $2,000 for each working spouse ($2,250 for one-income couples for years prior to 1997), and defer taxes on interest or other earnings from the IRAs. Special rules apply for determining the deductibility of contributions made by married individuals filing separate returns.

    Effective for tax years beginning after 1996, one-income couples can contribute up to $2,000 to each spouse's IRA provided the combined compensation of both spouses is at least equal to the total contributions for both spouses. If the working spouse is an active participant in an employer-sponsored retirement plan and earns over $40,000, the maximum deduction limit is reduced in the same way that the limit is reduced for contributions to a non-spousal IRA.


    A company or association may establish a Group IRA for employees or members who want to purchase shares of the Fund. Purchases of $1 million or more of Class A Shares qualify for purchase at net asset value but may, under certain circumstances, be subject to a Limited CDSC. See PURCHASING SHARES for information on reduced front-end sales charges applicable to Class A Shares.


    Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions generally must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% excise tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution. See ALTERNATIVE PURCHASE ARRANGEMENTS - CLASS B SHARES and CLASS C SHARES under CLASSES OF SHARES, CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES under CLASSES OF SHARES; and WAIVER OF CONTINGENT DEFERRED SALES CHARGE - CLASS B AND CLASS C SHARES under REDEMPTION AND EXCHANGE in the Fund Classes' PROSPECTUS concerning the applicability of a CDSC upon redemption.


    Effective January 1, 1997, the 10% premature distribution penalty will not apply to distributions from an IRA that are used to pay medical expenses in excess of 7.5% of adjusted gross income or to pay health insurance premiums by an individual who has received unemployment compensation for 12 consecutive weeks.

    See APPENDIX A--IRA INFORMATION for additional IRA information.

SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP/IRA")
    A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Fund Classes is available for investment by a SEP/IRA.


SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN ("SAR/SEP")
    Although new SAR/SEP plans may not be established after December 31, 1996, existing plans may be maintained by employers having 25 or fewer employees. An employer may elect to make additional contributions to such existing plans.

PROTOTYPE 401(K) DEFINED CONTRIBUTION PLAN
    Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares and Class C Shares or certain other funds in the Delaware Group. Purchases under the plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table on page 00.

DEFERRED COMPENSATION PLAN FOR PUBLIC SCHOOLS AND NON-PROFIT ORGANIZATIONS ("403(B)(7)")
    Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase any of the Fund Classes in conjunction with such an arrangement. Applicable front-end sales charges with respect to Class A Shares for such purchases are set forth in the table on page 00.

DEFERRED COMPENSATION PLAN FOR STATE AND LOCAL GOVERNMENT EMPLOYEES ("457")
    Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of any of the Fund Classes. Although investors may use their own plan, there is available a Delaware Group 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Applicable front-end sales charges for such purchases of Class A Shares are set forth in the table on page 00.


SIMPLE IRA

    A SIMPLE IRA combines many of the features of an Individual Retirement Account (IRA) and a 401(k) Plan but is easier to administer than a typical 401(k) Plan. It requires employers to make contributions on behalf of their employees and also has a salary deferral feature that permits employees to defer a portion of their salary into the plan on a pre-tax basis.

SIMPLE 401(K)
    A SIMPLE 401(k) is like a regular 401(k) except that plan sponsors are limited to 100 employees and, in exchange for mandatory plan sponsor contributions, discrimination testing is no longer required. Class B Shares are not available for purchase by such plans.

DETERMINING OFFERING PRICE AND NET ASSET VALUE


    Orders for purchases of Class A Shares are effected at the offering price next calculated after receipt of the order by the Fund, its agent or designee. Orders for purchases of Class B Shares, Class C Shares and the Institutional Class are effected at the net asset value per share next calculated after receipt of the order by Government Fund, Inc., its agent or designee. Selling dealers are responsible for transmitting orders promptly.


    The offering price for Class A Shares consists of the net asset value per share plus any applicable sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Fund will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

    An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, is included in the Fund's financial statements which are incorporated by reference into this PART B.

    The Fund's net asset value per share is computed by adding the value of all of the securities and other assets in the portfolio, deducting any liabilities and dividing by the number of shares outstanding. Expenses and fees are accrued daily. In determining the Fund's total net assets, U.S. government and other debt securities are valued at the mean between the last reported bid and asked prices. Options are valued at the last reported sales price or, if no sales are reported, at the mean between bid and asked prices. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost. Non-Exchange-traded options are valued at fair value using a mathematical model. All other securities and assets are valued at fair value as determined in good faith and in a method approved by the Board of Directors of the Fund.

    Each Class of the Fund will bear, pro-rata, all of the common expenses of the Fund. The net asset values of all outstanding shares of each Class of the Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that Class. All income earned and expenses incurred by the Fund will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Fund represented by the value of shares of such Classes, except that the Institutional Class will not incur any of the expenses under the Fund's 12b-1 Plans and the Class A, Class B and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each Class, the dividends paid to each Class of the Fund may vary. However, the net asset value per share of each Class is expected to be equivalent.

REDEMPTION AND REPURCHASE

    Any shareholder may require the Fund to redeem shares by sending a WRITTEN REQUEST, signed by the record owner or owners exactly as the shares are registered, to the Fund at 1818 Market Street, Philadelphia, PA 19103. In addition, certain expedited redemption methods described below are available when stock certificates have not been issued. Certificates are issued for Class A Shares and Institutional Class shares only if a shareholder specifically requests them. Certificates are not issued for Class B Shares or Class C Shares. If stock certificates have been issued for shares being redeemed, they must accompany the written request. For redemptions of $50,000 or less paid to the shareholder at the address of record, the request must be signed by all owners of the shares or the investment dealer of record, but a signature guarantee is not required. When the redemption is for more than $50,000, or if payment is made to someone else or to another address, signatures of all record owners are required and a signature guarantee may be required. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may request further documentation from corporations, retirement plans, executors, administrators, trustees or guardians.

    In addition to redemption of Fund shares, the Distributor, acting as agent of the Fund, offers to repurchase Fund shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the Fund or its agent, subject to any applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See DETERMINING OFFERING PRICE AND NET ASSET VALUE. The Fund and the Distributor end their business days at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.

    Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

    Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE under REDEMPTION AND EXCHANGE in the PROSPECTUS for the Fund Classes. Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES under CLASSES OF SHARES in the PROSPECTUS for the Fund Classes. Except for the applicable CDSC or Limited CDSC, and with respect to the expedited payment by wire described below for which, in the case of the Fund Classes, there is currently a $7.50 bank wiring cost, neither the Fund nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

    Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order; provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

    The Fund will process written or telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Fund will honor redemption requests as to shares for which a check was tendered as payment, but the Fund will not mail or wire the proceeds until it is reasonably satisfied that the check has cleared. This potential delay can be avoided by making investments by wiring Federal Funds.

    If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Fund or to the Distributor.

    In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for the Fund fairly to value its assets, or in the event that the Securities and Exchange Commission has provided for such suspension for the protection of shareholders, the Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

    Payment for shares redeemed or repurchased may be made in either cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in DETERMINING OFFERING PRICE AND NET ASSET VALUE. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Government Fund, Inc. has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

    The value of the Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to the Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

SMALL ACCOUNTS
    Before the Fund involuntarily redeems shares from an account that, under the circumstances noted in the relevant PROSPECTUS, has remained below the minimum amounts required by the Fund's PROSPECTUSES and sends the proceeds to the shareholder, the shareholder will be notified in writing that the value of the shares in the account is less than the minimum required and will be allowed 60 days from the date of notice to make an additional investment to meet the required minimum. See THE CONDITIONS OF YOUR PURCHASE under HOW TO BUY SHARES in the PROSPECTUSES. Any redemption in an inactive account established with a minimum investment may trigger mandatory redemption. No CDSC or Limited CDSC will apply to the redemptions described in this paragraph.

CHECKWRITING FEATURE
    Shareholders of the Class A Shares and the Institutional Class holding shares for which certificates have not been issued may request on the investment application that they be provided with special forms of checks which may be issued to redeem their shares by drawing on the Government Fund, Inc. account with CoreStates Bank, N.A. Normally, it takes two weeks from the date the shareholder's initial purchase check clears to receive the first order of checks. The use of any form of check other than the Fund's check will not be permitted unless approved by the Fund. The Checkwriting Feature is not available for Retirement Plans, Class B Shares and Class C Shares.

    (1)  Redemption checks must be made payable in an amount of $500 OR MORE.

    (2) Checks must be signed by the shareholder(s) of record, or in the case of an organization, by the authorized person(s). If registration is in more than one name, unless otherwise indicated on the investment application or your checkwriting authorization form, these checks must be signed by ALL OWNERS before the Fund will honor them. Through this procedure the shareholder will continue to be entitled to distributions paid on these shares up to the time the check is presented for payment.

    (3) If a shareholder who recently purchased shares by check seeks to redeem all or a portion of those shares through the Checkwriting Feature, the Fund will not honor the redemption request unless it is reasonably satisfied of the collection of the investment check. The hold period against a recent purchase may be up to but not in excess of 15 business days, depending upon the origin of the investment check.

    (4) If the amount of the check is greater than the value of the shares held in the shareholder's account, the check will be returned and the shareholder's bank may charge a fee.

    (5)  Checks may not be used to close accounts.

    The Fund reserves the right to revoke the Checkwriting Feature of shareholders who overdraw their accounts or, if in the opinion of management, such revocation is in the Fund's best interest.

    Shareholders will be subject to CoreStates Bank, N.A.'s rules and regulations governing similar accounts. This service may be terminated or suspended at any time by CoreStates Bank, N.A., the Fund or the Transfer Agent. As the Fund must redeem shares at their net asset value next determined (subject, in the case of Class A Shares, to any Limited CDSC), it will not be able to redeem all shares held in a shareholder's account by means of a check presented directly to the bank. The Fund and the Transfer Agent will not be responsible for the inadvertent processing of post-dated checks or checks more than six months old.

    STOP-PAYMENT REQUESTS--Investors may request a stop payment on checks by providing the Fund with a written authorization to do so. Oral requests will be accepted provided that the Fund promptly receives a written authorization. Such requests will remain in effect for six months unless renewed or canceled. The Fund will use its best efforts to effect stop-payment instructions, but does not promise or guarantee that such instructions will be effective.

                                    *     *     *

    The Fund has made available certain redemption privileges, as described below. The Fund reserves the right to suspend or terminate these expedited payment procedures upon 60 days' written notice to shareholders.

EXPEDITED TELEPHONE REDEMPTIONS
    Shareholders of the Fund Classes or their investment dealers of record wishing to redeem any amount of shares of $50,000 or less for which certificates have not been issued may call the Shareholder Service Center at 800-523-1918 or, in the case of shareholders of the Institutional Class, their Client Services Representative at 800-828-5052 prior to the time the offering price and net asset value are determined, as noted above, and have the proceeds mailed to them at the record address. Checks payable to the shareholder(s) of record will normally be mailed the next business day, but no later than seven days, after the receipt of the redemption request. This option is only available to individual, joint and individual fiduciary-type accounts.

    In addition, redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check by calling the phone numbers listed above. An authorization form must have been completed by the shareholder and filed with the Fund BEFORE the request is received. Payment will be made by wire or check to the bank account designated on the authorization form as follows:

    1. PAYMENT BY WIRE: Request that Federal Funds be wired to the bank account designated on the authorization form. Redemption proceeds will normally be wired on the next business day following receipt of the redemption request. There is a $7.50 wiring fee (subject to change) charged by CoreStates Bank, N.A. which will be deducted from the withdrawal proceeds each time the shareholder requests a redemption from Class A Shares, Class B Shares and Class C Shares.
If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account.

    2. PAYMENT BY CHECK: Request a check be mailed to the bank account designated on the authorization form. Redemption proceeds will normally be mailed the next business day, but no later than seven days, from the date of the telephone request. This procedure will take longer than the PAYMENT BY WIRE option (1 above) because of the extra time necessary for the mailing and clearing of the check after the bank receives it.

    REDEMPTION REQUIREMENTS: In order to change the name of the bank and the account number it will be necessary to send a written request to the Fund and a signature guarantee may be required. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness.

    To reduce the shareholder's risk of attempted fraudulent use of the telephone redemption procedure, payment will be made only to the bank account designated on the authorization form.

    If expedited payment under these procedures could adversely affect the Fund, the Fund may take up to seven days to pay the shareholder.

    Neither the Fund nor the Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by shareholders of the Fund Classes are generally tape recorded. A written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

SYSTEMATIC WITHDRAWAL PLANS
    Shareholders of Class A, Class B and Class C Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Fund does not recommend any specific amount of withdrawal. This $5,000 minimum does not apply for the Fund's prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

    Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend) and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market.

    The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

    Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in a fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is a participant in one of our retirement plans or is investing in Delaware Group funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. Redemptions of Class B Shares or Class C Shares pursuant to a Systematic Withdrawal Plan may be subject to a CDSC, unless the annual amount selected to be withdrawn is less than 12% of the account balance on the date that the Systematic Withdrawal Plan was established. See WAIVER OF CONTINGENT DEFERRED SALES CHARGE - CLASS B AND CLASS C SHARES and WAIVER OF LIMITED CDSC - CLASS A SHARES under REDEMPTION AND EXCHANGE in the PROSPECTUS for the Fund Classes. Shareholders should consult their financial advisers to determine whether a Systematic Withdrawal Plan would be suitable for them.

    An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

    The Systematic Withdrawal Plan is not available for the Institutional
Class.

DIVIDENDS AND REALIZED SECURITIES PROFITS DISTRIBUTIONS

    In determining daily dividends, the amount of net investment income for the Fund will be determined as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open, and shall include investment income accrued by the Fund, less the estimated expenses of the Fund incurred since the last determination of net asset value. Gross investment income consists principally of interest accrued and, where applicable, net pro-rata amortization of premiums and discounts since the last determination. The dividend declared, as noted above, will be deducted immediately before the net asset value calculation is made. Net investment income earned on days when the Fund is not open will be declared as a dividend on the next business day.

    Purchases of Fund shares by wire begin earning dividends when converted into Federal Funds and available for investment, normally the next business day after receipt. However, if the Fund is given prior notice of Federal Funds wire and an acceptable written guarantee of timely receipt from an investor satisfying the Fund's credit policies, the purchase will start earning dividends on the date the wire is received. Investors desiring to guarantee wire payments must have an acceptable financial condition and credit history in the sole discretion of the Fund. The Fund reserves the right to terminate this option at any time. Purchases by check earn dividends upon conversion to Federal Funds, normally one business day after receipt.

    Each Class of the Fund will share proportionately in the investment income and expenses of the Fund, except that the Class A, Class B and Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.

    Dividends and any realized securities profits distributions are automatically reinvested in additional shares of the same Class at the net asset value in effect on the first business day after month end which provides the effect of compounding dividends, unless, in the case of shareholders in the Fund Classes, the election to receive dividends in cash has been made. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again. Payment by check of cash dividends will ordinarily be mailed within three business days after the payable date. If a shareholder redeems an entire account, all dividends accrued to the time of the withdrawal will be paid by separate check at the end of that particular monthly dividend period, consistent with the payment and mailing schedule described above. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. The Fund may deduct from a shareholder's account the Fund's effort to locate a shareholder if a shareholder's mail is returned by the United States Post Office or the Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

    Any distributions from net realized securities profits will be made twice a year. The first payment would be made during the first quarter of the next fiscal year. The second payment would be made near the end of the calendar year to comply with certain requirements of the Internal Revenue Code. Such distributions will be reinvested in shares at the net asset value in effect on the first business day after month end, unless the shareholders of the Fund Classes elect to receive them in cash. The Fund will mail a quarterly statement showing the dividends paid and all the transactions made during the previous period.

TAXES

    The Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As such, the Fund will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

    Persons not subject to tax will not be required to pay taxes on distributions.

    Dividends paid by the Fund from its ordinary income and distributions of net realized short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes. Distributions made from the Fund net realized long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of the length of time an investor has held such shares, and these gains are currently taxed at long-term capital gain rates. The tax status of dividends and distributions paid to shareholders will not be affected by whether they are paid in cash or in additional shares.


    The Fund intends to offset the Fund's realized securities profits to the extent of the Fund's capital losses carried forward. For the fiscal year ended July 31, 1997, the Fund had a capital loss of $2,450,793. The Fund had accumulated capital losses at July 31, 1997 of $36,593,714, which may be carried forward and applied against future capital gains. The capital loss carryforward expires as follows: 1998 -- $1,746,916; 2001 -- $1,622,896;
2002 -- $17,400,711; 2003 -- $9,205,797; and 2004 -- $4,166,601.


    Distributions may also be subject to state and local taxes; shareholders are advised to consult with their tax advisers in this regard.

    Shares of the Fund will be exempt from Pennsylvania county personal property taxes. Shareholders will be notified annually as to the federal income tax status of dividends and distributions paid by the Fund.

INVESTMENT MANAGEMENT AGREEMENT

    The Manager, located at One Commerce Square, Philadelphia, PA 19103, furnishes investment management services to the Fund, subject to the supervision and direction of Government Fund, Inc.'s Board of Directors.

    The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. On July 31, 1997, the Manager and its affiliates within the Delaware Group, including Delaware International Advisers Ltd., were managing in the aggregate more than $39 billion in assets in the various institutional or separately managed (approximately $23,844,101,000) and investment company ($15,869,009,000) accounts.

    The Investment Management Agreement for the Fund is dated April 3, 1995 and was approved by shareholders on March 29, 1995. The Agreement has an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, and only if the terms and the renewal thereof have been approved by the vote of a majority of the directors of Government Fund, Inc. who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty on 60 days' notice by the directors of Government Fund, Inc. or by the Manager. The Agreement will terminate automatically in the event of its assignment.

    The Investment Management Agreement provides that the Fund shall pay the Manager a management fee equal to (on an annual basis) 0.60% of its average daily net assets, less all directors' fees paid to the unaffiliated directors by the Fund. On July 31, 1997, the total net assets of the Fund were $162,899,946. Under the general supervision of the Board of Directors, the Manager makes all investment decisions which are implemented by the Fund. The Manager pays the salaries of all directors, officers and employees who are affiliated with both the Manager and Government Fund, Inc. The investment management fees paid by the Fund for the fiscal years ended July 31, 1995, 1996 and 1997 were $1,338,755, $1,205,666 and $1,023,062, respectively.

    Except for those expenses borne by the Manager under the Investment Management Agreement and the Distributor under the Distribution Agreement, the Fund is responsible for all of its own expenses. Among others, these include the Fund's proportionate share of rent and certain other administrative expenses, the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders. The ratios of expenses to average daily net assets for the fiscal year ended July 31, 1997 for Class A Shares, Class B Shares, Class C Shares and the Institutional Class were 1.16%, 1.86%, 1.86% and 0.86%, respectively. The ratios for the Class A Shares, the Class B Shares and the Class C Shares reflect the impact of their respective 12b-1 Plans.


DISTRIBUTION AND SERVICE
    The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), located at 1818 Market Street, Philadelphia, PA 19103, serves as the national distributor of Fund shares under a Distribution Agreement dated April 3, 1995, as amended on November 29, 1995. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Fund on behalf of Class A Shares, Class B Shares and Class C Shares under their respective 12b-1 Plans. Prior to January 3, 1995, Delaware Distributors, Inc. ("DDI") served as the national distributor of the Fund shares. On that date Delaware Distributors, L.P., a newly formed limited partnership, succeeded to the business of DDI. All officers and employees of DDI became officers and employees of Delaware Distributors, L.P. DDI is the corporate general partner of

Delaware Distributors, L.P. and both DDI and Delaware Distributors, L.P. are indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc.

    The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 1818 Market Street, Philadelphia, PA 19103, serves as the Fund's shareholder servicing, dividend disbursing and transfer agent pursuant to a Shareholders Services Agreement dated June 29, 1988. The Transfer Agent also provides accounting services to the Fund pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

OFFICERS AND DIRECTORS

    The business and affairs of Government Fund, Inc. are managed under the direction of its Board of Directors.

    Certain officers and directors of Government Fund, Inc. hold identical positions in each of the other funds in the Delaware Group. On August 31, 1997 Government Fund, Inc.'s officers and directors owned less than 1% of the outstanding shares of the Class A Shares, Class B Shares, Class C Shares and the Institutional Class.


    As of August 31, 1997, management believes the following accounts held 5% or more of the outstanding shares of a Class:



Class              Name and Address of Account                 Share Amount       Percentage
-----              ---------------------------                 ------------       ----------
Class A Shares     MLPF&S for the sole benefit of
                   its customers
                   Attn: Fund Administration
                   4800 Deer Lake Drive East, 3rd Fl.
                   Jacksonville, FL  32246-6484                 977,834(1)          5.55%

Class B Shares     MLPF&S for the sole benefit of
                   its customers
                   Attn: Fund Administration
                   4800 Deer Lake Drive East, 3rd Fl.
                   Jacksonville, FL  32246-6484                 262,319(1)          18.15%

                   Davi Vial Exec
                   Frank Pixxolato Attorney Estate
                   c/o Joseph N. Naccari
                   234 Loyola Ave, Ste. 616
                   New Orleans, LA  70112-7815                  88,685              6.15%

Class C Shares     A.G. Peters & Son Inc.
                   Profit Sharing Trust DTD 12/1/84
                   1025 North Black Horse Pike
                   Runnemede, NJ  08078                         34,424              19.42%

                   MLPF&S for the sole benefit of
                   its customers
                   Attn: Fund Administration
                   4800 Deer Lake Drive East, 3rd Fl.
                   Jacksonville, FL  32246-6484                 28,330(1)           15.98%


(1) Government Funds, Inc. believes that these shares are held of record for the benefit of others.


Class              Name and Address of Account                 Share Amount       Percentage
-----              ---------------------------                 ------------       ----------

Class C Shares     DMTC Custodian for the IRA of
                   Edgar U. Peter
                   1428 Teasdale Ave.
                   Hudson, FL  34667-8583                       17,347              9.78%

                   A.G. Peters & Son Inc.
                   Cash Management Account
                   Attn: Diane L. Lansberry
                   1025 North Black Horse Pike
                   Runnemede, NJ  08078                         17,196              9.70%

                   Whitestone Logging Inc. 401(k) Plan
                   Attn: Retirement Plans
                   1818 Market Street
                   Philadelphia, PA 19103-3638                  9,788               5.52%

Institutional      Amalgamated Bank of New York
                   Cust TWU-NYC Private Bus Lines
                   Pension Fund
                   Amivest Corp. Discretionary
                   Investment Manager
                   P.O. Box 370 Cooper Station
                   New York, NY  10276                          632,2562            40.91%

                   Amalgamated Bank of New York
                   Cust NYC Htl Trds Cncl & Htl Assn
                   Pension Fund
                   Amivest Corp. Discretionary
                   Investment Manager
                   P.O. Box 370 Cooper Station
                   New York, NY  10276                          181,428             11.73%

                   Amalgamated Bank of New York
                   Cust Local 917 Pension Fund
                   Amivest Corp. Discretionary
                   Fund Manager
                   11-15 Union Square
                   New York, NY  10003                          161,126             10.42%

                   Amalgamated Bank of New York
                   Cust Elevator Division
                   Retirement Benefit Plan
                   Amivest Corp. Discretionary
                   Investment Manager
                   P.O. Box 370 Cooper Station
                   New York, NY  10276                          118,973             7.69%


Class              Name and Address of Account                 Share Amount       Percentage
-----              ---------------------------                 ------------       ----------

Institutional      Amalgamated Bank of New York
                   Cust Marble Industry Trust Fund
                   Amivest Corp Account
                   P.O. Box 370 Cooper Station
                   New York, NY  10276                          97,321              6.29%

                   Amalgamated Bank of New York
                   Cust Pension Fund of
                   Windowcleaners Local 2 SEIU
                   Amivest Corp.
                   Discretionary Advisory
                   P.O. Box 370 Cooper Station
                   New York, NY  10003                          83,606              5.40%

                   Amalgamated Bank of New York
                   Cust Local Union 154 Roofers
                   Waterproofers & Allied Workers
                   Pension Fund
                   Amivest Corp. Discretionary
                   Investment Manager
                   P.O. Box 370 Cooper Station
                   New York, NY  10276                          80,815              5.22%


    DMH Corp., Delaware Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc. and Delaware Investment & Retirement Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. In connection with the merger, a new Investment Management Agreement between Government Fund, Inc. on behalf of the Fund and the Manager was executed following shareholder approval. DMH and the Manager are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

    Directors and principal officers of Government Fund, Inc. are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and director is One Commerce Square, Philadelphia, PA 19103.

*WAYNE A. STORK (60)
    CHAIRMAN, PRESIDENT, CHIEF EXECUTIVE OFFICER, DIRECTOR AND/OR TRUSTEE of
        Government Fund, Inc., 32 other investment companies in the Delaware Group, Delaware Management Holdings, Inc., DMH Corp., Delaware International Holdings Ltd. and Founders Holdings, Inc.
    CHAIRMAN, PRESIDENT, CHIEF EXECUTIVE OFFICER, CHIEF INVESTMENT OFFICER AND
        DIRECTOR of Delaware Management Company, Inc.
    CHAIRMAN AND DIRECTOR of Delaware Distributors, Inc. and Delaware Capital
       Management, Inc.
    CHAIRMAN, CHIEF EXECUTIVE OFFICER AND DIRECTOR of Delaware International
        Advisers Ltd.
    DIRECTOR of Delaware Service Company, Inc. and Delaware Investment &
        Retirement Services, Inc.

    During the past five years, Mr. Stork has served in various executive capacities at different times within the Delaware organization.

RICHARD G. UNRUH, JR. (57)
    EXECUTIVE VICE PRESIDENT of Government Fund, Inc., each of the other 32 investment companies in the Delaware Group, Delaware Management Holdings, Inc. and Delaware Capital Management, Inc.
    EXECUTIVE VICE PRESIDENT AND DIRECTOR of Delaware Management Company, Inc. DIRECTOR of Delaware International Advisers Ltd.
    During the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware organization.

PAUL E. SUCKOW (50)
    EXECUTIVE VICE PRESIDENT/CHIEF INVESTMENT OFFICER, FIXED INCOME of
        Government Fund, Inc., each of the other 32 investment companies in the Delaware Group, Delaware Management Company, Inc. and Delaware Management Holdings, Inc.
    EXECUTIVE VICE PRESIDENT AND DIRECTOR of Founders Holdings, Inc.
    EXECUTIVE VICE PRESIDENT of Delaware Capital Management, Inc.
    DIRECTOR of Founders CBO Corporation.
    DIRECTOR of HYPPCO Finance Company Ltd.
    Before returning to the Delaware Group in 1993, Mr. Suckow was Executive
        Vice President and Director of Fixed Income for Oppenheimer Management Corporation, New York, NY from 1985 to 1992. Prior to that, Mr. Suckow was a fixed-income portfolio manager for the Delaware Group.



----------------------
*Director affiliated with the Fund's investment manager and considered an "interested person" as defined in the 1940 Act.

WALTER P. BABICH (69)
    DIRECTOR AND/OR TRUSTEE of Government Fund, Inc. and each of the other 32 investment companies in the Delaware Group.
    460 North Gulph Road, King of Prussia, PA  19406.
    BOARD CHAIRMAN, Citadel Constructors, Inc.
    From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from
        1988 to 1991, he was a partner of I&L Investors.

ANTHONY D. KNERR (58)
    DIRECTOR AND/OR TRUSTEE of Government Fund, Inc. and each of the other 32
    investment companies     in the    Delaware  Group.
    500 Fifth Avenue, New York, NY  10110.
    FOUNDER AND MANAGING DIRECTOR, Anthony Knerr & Associates.
    From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and Treasurer of Columbia
        University, New York. From 1987 to 1989, he was also a lecturer in English at the University. In addition, Mr. Knerr was Chairman of The Publishing Group, Inc., New York, from 1988 to 1990. Mr. Knerr founded The Publishing Group, Inc. in 1988.

ANN R. LEVEN (56)
    DIRECTOR AND/OR TRUSTEE of Government Fund, Inc. and each of the other 32 investment companies in the Delaware Group.
    785 Park Avenue, New York, NY  10021.
    TREASURER, National Gallery of Art.
    From 1984 to 1990, Ms. Leven was Treasurer and Chief Fiscal Officer of the
        Smithsonian Institution, Washington, DC, and from 1975 to 1992, she was Adjunct Professor of Columbia Business School.

W. THACHER LONGSTRETH (76)
    DIRECTOR AND/OR TRUSTEE of Government Fund, Inc. and each of the other 32 investment companies in the Delaware Group.
    City Hall, Philadelphia, PA  19107.
    PHILADELPHIA CITY COUNCILMAN.

THOMAS F. MADISON (61)
    DIRECTOR AND/OR TRUSTEE of Government Fund, Inc. and each of the other 32 investment companies in the Delaware Group.
    PRESIDENT AND CHIEF EXECUTIVE OFFICER, MLM Partners, Inc.
    200 South Fifth Street, Suite 2100, Minneapolis, Minnesota 55402.
    Mr. Madison has also been Chairman of the Board of Communications Holdings, Inc. since 1996. From February to September 1994, Mr. Madison served as Vice Chairman--Office of the CEO of The Minnesota Mutual Life Insurance Company and from 1988 to 1993, he was President of U.S. WEST Communications--Markets.

* JEFFREY J. NICK (44)
    DIRECTOR AND/OR TRUSTEE of Government Fund, Inc. and 32 other investment companies in the Delaware Group.
    PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOr of Lincoln National
        Investment Companies, Inc. From 1992 to 1996, Mr. Nick was Managing Director of Lincoln National UK plc and from 1989 to 1992, he was Senior Vice President responsible for corporate planning and development for Lincoln National Corporation.

CHARLES E. PECK (71)
    DIRECTOR AND/OR TRUSTEE of Government Fund, Inc. and each of the other 32 investment companies in the Delaware Group.
    P.O. Box 1102, Columbia, MD  21044.
    SECRETARY/TREASURER, Enterprise Homes, Inc.
    From 1981 to 1990, Mr. Peck was Chairman and Chief Executive Officer of The
        Ryland Group, Inc., Columbia, MD.

DAVID K. DOWNES (57)
    EXECUTIVE VICE PRESIDENT/CHIEF OPERATING OFFICER/CHIEF FINANCIAL OFFICER of
         Government Fund, Inc., each of the other 32 investment companies in the Delaware Group, Delaware Management Holdings, Inc, Founders CBO Corporation, Delaware Capital Management, Inc. and Delaware Distributors, L.P.
    EXECUTIVE VICE PRESIDENT, CHIEF OPERATING OFFICER, CHIEF FINANCIAL OFFICER
        AND DIRECTOR of Delaware Management Company, Inc., DMH Corp., Delaware Distributors, Inc., Founders Holdings, Inc. and Delaware International Holdings Ltd.
    PRESIDENT/CHIEF EXECUTIVE OFFICER/CHIEF FINANCIAL OFFICER AND DIRECTOR of
        Delaware Service Company, Inc.
    CHAIRMAN, CHIEF EXECUTIVE OFFICER AND DIRECTOR of Delaware Management Trust
        Company and
    Delaware Investment & Retirement Services, Inc.
    DIRECTOR of Delaware International Advisers Ltd.
    Before joining the Delaware Group in 1992, Mr. Downes was Chief Administrative Officer,
        Chief Financial Officer and Treasurer of Equitable Capital Management Corporation, New York, from December 1985 through August 1992, Executive Vice President from December 1985 through March 1992, and Vice Chairman from March 1992 through August 1992.



----------------------
*Director affiliated with the Fund's investment manager and considered an "interested person" as defined in the 1940 Act.

GEORGE M. CHAMBERLAIN, JR. (50)
    SENIOR VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL of Government Fund,
         Inc., each of the other 32 investment companies in the Delaware Group, Delaware Distributors, L.P. and Delaware Management Holdings, Inc.
    SENIOR VICE PRESIDENT, SECRETARY, GENERAL COUNSEL AND DIRECTOR of DMH
         Corp., Delaware Management Company, Inc., Delaware Distributors, Inc., Delaware Service Company, Inc., Founders Holdings, Inc., Delaware Investment & Retirement Services, Inc. and Delaware Capital Management, Inc.
    EXECUTIVE VICE PRESIDENT, SECRETARY, GENERAL COUNSEL AND DIRECTOR of
         Delaware Management Trust Company.
    SECRETARY AND DIRECTOR of Delaware International Holdings Ltd.
    DIRECTOR of Delaware International Advisers Ltd.
    ATTORNEY.
    During the past five years, Mr. Chamberlain has served in various capacities at different times within the Delaware organization.

JOSEPH H. HASTINGS (47)
    SENIOR VICE PRESIDENT/CORPORATE CONTROLLER of Government Fund, Inc., each of the other 32 investment companies in the Delaware Group and Founders Holdings, Inc.
    SENIOR VICE PRESIDENT/CORPORATE CONTROLLER AND TREASURER of Delaware
         Management Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Capital Management, Inc. and Delaware International Holdings Ltd.
    CHIEF FINANCIAL OFFICER/TREASURER of Delaware Investment & Retirement
         Services, Inc.
    EXECUTIVE VICE PRESIDENT/CHIEF FINANCIAL OFFICER/TREASURER of Delaware
         Management Trust Company.
    SENIOR VICE PRESIDENT/ASSISTANT TREASURER of Founders CBO Corporation.
    1818 Market Street, Philadelphia, PA  19103.
    Before joining the Delaware Group in 1992, Mr. Hastings was Chief Financial
         Officer for Prudential Residential Services, L.P., New York, NY from 1989 to 1992. Prior to that, Mr. Hastings served as Controller and Treasurer for Fine Homes International, L.P., Stamford, CT from 1987 to 1989.

MICHAEL P. BISHOF (35)
    SENIOR VICE PRESIDENT/TREASURER of the Government Fund, Inc., each of the other 32 investment companies in the Delaware Group, Delaware Distributors, Inc. and Founders Holdings, Inc.
    SENIOR VICE PRESIDENT/INVESTMENT ACCOUNTING of Delaware Management Company,
         Inc. and Delaware Service Company, Inc.
    SENIOR VICE PRESIDENT AND TREASURER/MANAGER OF INVESTMENT ACCOUNTING of
         Delaware Distributors, L.P.
    SENIOR VICE PRESIDENT AND MANAGER OF INVESTMENT ACCOUNTING of Delaware
         International Holdings Ltd.
    ASSISTANT TREASURER of Founders CBO Corporation.
    Before joining the Delaware Group in 1995, Mr. Bishof was a Vice President for Bankers Trust, New York, NY from 1994 to 1995, a Vice President for CS First Boston Investment Management, New York, NY from 1993 to 1994 and an Assistant Vice President for Equitable Capital Management Corporation, New York, NY from 1987 to 1993.

PAUL GRILLO (38)
    VICE PRESIDENT/PORTFOLIO MANAGER of Government Fund, Inc. and each the tax-exempt and fixed-income funds in the Delaware Group.

    Before joining the Delaware Group in 1993, Mr. Grillo served as a mortgage strategist and trader at Dreyfus Corporation. He also served as a mortgage strategist and portfolio manager for the Chemical Investment Group and as a financial analyst at the Chemical Bank.

    The following is a compensation table listing for each director entitled to receive compensation, the aggregate compensation received from Government Fund, Inc. and the total compensation received from all Delaware Group funds for the fiscal year ended July 31, 1997 and an estimate of annual benefits to be received upon retirement under the Delaware Group Retirement Plan for Directors/Trustees as of July 31, 1997.



                                               PENSION OR
                                               RETIREMENT                                  TOTAL
                                                BENEFITS             ESTIMATED         COMPENSATION
                             AGGREGATE           ACCRUED              ANNUAL            FROM ALL 33
                           COMPENSATION         AS PART OF           BENEFITS             DELAWARE
                          FROM GOVERNMENT    GOVERNMENT FUND,          UPON           GROUP INVESTMENT
NAME                         FUND, INC.       INC.  EXPENSES        RETIREMENT*          COMPANIES
W. Thacher Longstreth        $1,519              None                $38,000             $53,598
Ann R. Leven                 $1,591              None                $38,000             $58,557
Walter P. Babich             $1,577              None                $38,000             $57,557
Anthony D. Knerr             $1,577              None                $38,000             $57,557
Thomas F. Madison**          $295                None                $38,000             $15,123
Charles E. Peck              $1,423              None                $38,000             $50,412

* Under the terms of the Delaware Group Retirement Plan for Directors/Trustees, each disinterested director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each fund in the Delaware Group for a period equal to the lesser of the number of years that such person served as a director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to directors of each fund at the time of such person's retirement. If an eligible director retired as of July 31, 1997, he or she would be entitled to annual payments totaling $38,000, in the aggregate, from all of the funds in the Delaware Group, based on the number of funds in the Delaware Group as of that date.

** Thomas F. Madison joined Government Funds, Inc.'s Board of Directors on April 3, 1997.

EXCHANGE PRIVILEGE

    The exchange privileges available for shareholders of the Classes and for shareholders of classes of other funds in the Delaware Group are set forth in the relevant prospectuses for such classes. The following supplements that information. The Fund may modify, terminate or suspend the exchange privilege upon 60 days' notice to shareholders.

    All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses. A shareholder requesting such an exchange will be sent a current prospectus and an authorization form for any of the other mutual funds in the Delaware Group. Exchange instructions must be signed by the record owner(s) exactly as the shares are registered.

    An exchange constitutes, for tax purposes, the sale of one fund or series and the purchase of another. The sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.

    In addition, investment advisers and dealers may make exchanges between funds in the Delaware Group on behalf of their clients by telephone or other expedited means. This service may be discontinued or revised at any time by the Transfer Agent. Such exchange requests may be rejected if it is determined that a particular request or the total requests at any time could have an adverse effect on any of the funds. Requests for expedited exchanges may be submitted with a properly completed exchange authorization form, as described above.

TELEPHONE EXCHANGE PRIVILEGE
    Shareholders owning shares for which certificates have not been issued or their investment dealers of record may exchange shares by telephone for shares in other mutual funds in the Delaware Group. This service is automatically provided unless the Fund receives written notice from the shareholder to the contrary.

    Shareholders or their investment dealers of record may contact the Shareholder Service Center at 800-523-1918 or, in the case of shareholders of the Institutional Class, their Client Services Representative at 800-828-5052 to effect an exchange. The shareholder's current Fund account number must be identified, as well as the registration of the account, the share or dollar amount to be exchanged and the fund into which the exchange is to be made. Requests received on any day after the time the offering price and net asset value are determined will be processed the following day. See DETERMINING OFFERING PRICE AND NET ASSET VALUE. Any new account established through the exchange will automatically carry the same registration, shareholder information and dividend option as the account from which the shares were exchanged. The exchange requirements of the fund into which the exchange is being made, such as sales charges, eligibility and investment minimums, must be met. (See the prospectus of the fund desired or inquire by calling the Transfer Agent or, as relevant, your Client Services Representative.) Certain funds are not available for retirement plans.

    The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Group. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and the Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

    As described in the Fund's PROSPECTUSES, neither the Fund nor the Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine.

RIGHT TO REFUSE TIMING ACCOUNTS
    With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), the Fund will refuse any new timing arrangements, as well as any new purchases (as opposed to exchanges) in Delaware Group funds from Timing Firms. The Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

RESTRICTIONS ON TIMED EXCHANGES
    Timing Accounts operating under existing timing agreements may only execute exchanges between the following eight Delaware Group funds: (1) Decatur Income Fund, (2) Decatur Total Return Fund, (3) Delaware Fund, (4) Limited-Term Government Fund, (5) Tax-Free USA Fund, (6) Delaware Cash Reserve, (7) Delchester Fund and (8) Tax-Free Pennsylvania Fund. No other Delaware Group funds are available for timed exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Group funds not listed above may not be reinvested back into that Timing Account. The Fund reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a timing pattern (as described above).

    The Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected.
A shareholder's purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.

    Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.

                                    *     *     *

    Following is a summary of the investment objectives of the other Delaware Group funds:

    DELAWARE FUND seeks long-term growth by a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. DEVON FUND seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks the Manager believes have the potential for above average dividend increases over time.

    TREND FUND seeks long-term growth by investing in common stocks issued by emerging growth companies exhibiting strong capital appreciation potential.

    SMALL CAP VALUE FUND seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

    DELCAP FUND seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

    DECATUR INCOME FUND seeks the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal. DECATUR TOTAL RETURN FUND seeks long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal. BLUE CHIP FUND seeks to achieve long-term capital appreciation. Current income is a secondary objective. It seeks to achieve these objectives by investing primarily in equity securities and any securities that are convertible into equity securities. QUANTUM FUND seeks to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.

    DELCHESTER FUND seeks as high a current income as possible by investing principally in high yield, high risk corporate bonds, and also in U.S. government securities and commercial paper. STRATEGIC INCOME FUND seeks to provide investors with high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets: high yield, higher risk securities, investment grade fixed-income securities and foreign government and other foreign fixed-income securities.

    LIMITED-TERM GOVERNMENT FUND seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities. U.S. GOVERNMENT MONEY FUND seeks maximum current income with preservation of principal and maintenance of liquidity by investing only in short-term securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities, while maintaining a stable net asset value.

    DELAWARE CASH RESERVE seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.

    TAX-FREE USA FUND seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. TAX-FREE INSURED FUND invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. TAX-FREE USA INTERMEDIATE FUND seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.

    TAX-FREE MONEY FUND seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.

    TAX-FREE NEW JERSEY FUND seeks a high level of current interest income exempt from federal income tax and New Jersey state and local taxes, consistent with preservation of capital. TAX-FREE OHIO FUND seeks a high level of current interest income exempt from federal income tax and Ohio state and local taxes, consistent with preservation of capital. TAX-FREE PENNSYLVANIA FUND seeks a high level of current interest income exempt from federal income tax and Pennsylvania state and local taxes, consistent with the preservation of capital.

    INTERNATIONAL EQUITY FUND seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. GLOBAL BOND FUND seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation. GLOBAL ASSETS FUND seeks to achieve long-term total return by investing in global securities which will provide higher current income than a portfolio comprised exclusively of equity securities, along with the potential for capital growth. EMERGING MARKETS FUND seeks long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries.

    U.S. GROWTH FUND seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry. OVERSEAS EQUITY FUND seeks to maximize total return (capital appreciation and income), principally through investments in an internationally diversified portfolio of equity securities. NEW PACIFIC FUND seeks long-term capital appreciation by investing primarily in companies which are domiciled in or have their principal business activities in the Pacific Basin.

    DELAWARE GROUP PREMIUM FUND, INC. offers 15 funds available exclusively as
funding vehicles for certain insurance company separate accounts.   DECATUR
TOTAL RETURN SERIES seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. DELCHESTER SERIES seeks as high a current income as possible by investing in rated and unrated corporate bonds, U.S. government securities and commercial paper. CAPITAL RESERVES SERIES seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities. CASH RESERVE SERIES seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. DELCAP SERIES seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. DELAWARE SERIES seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. INTERNATIONAL EQUITY SERIES seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers that provide the potential for capital appreciation and income. VALUE SERIES seeks capital appreciation by investing in small- to mid-cap common stocks whose market values appear low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. TREND SERIES seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective. GLOBAL BOND SERIES seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential
for capital appreciation.   STRATEGIC INCOME SERIES seeks high current income
and total return by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high-yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. DEVON SERIES seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average dividend increases over time. EMERGING MARKETS SERIES seeks to achieve long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries. CONVERTIBLE SECURITIES SERIES seeks a high level of total return on its assets through a combination of capital appreciation and current
income by investing primarily in convertible securities.   QUANTUM SERIES seeks
to achieve long-term capital appreciation by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy.

    DELAWARE-VOYAGEUR US GOVERNMENT SECURITIES FUND seeks to provide a high level of current income consistent with the prudent investment risk by investing in U.S. Treasury bills, notes, bonds, and other obligations issued or unconditionally guaranteed by the full faith and credit of the U.S. Treasury, and repurchase agreements fully secured by such obligations.

    DELAWARE-VOYAGEUR TAX-FREE ARIZONA INSURED FUND seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. DELAWARE-VOYAGEUR MINNESOTA INSURED FUND seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.

    DELAWARE-VOYAGEUR TAX-FREE MINNESOTA INTERMEDIATE FUND seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with preservation of capital. The Fund seeks to reduce market risk by maintaining an average weighted maturity from five to ten years.

    DELAWARE-VOYAGEUR TAX-FREE CALIFORNIA INSURED FUND seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. DELAWARE-VOYAGEUR TAX-FREE FLORIDA INSURED FUND seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. DELAWARE-VOYAGEUR TAX-FREE FLORIDA FUND seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital.
The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. DELAWARE-VOYAGEUR TAX-FREE KANSAS FUND seeks to provide a high level of current income exempt from federal income tax, the Kansas personal income tax and the Kansas Intangible personal property tax, consistent with the preservation of capital. DELAWARE-VOYAGEUR TAX-FREE MISSOURI INSURED FUND seeks to provide a high level of current income exempt from federal income tax and the Missouri personal income tax, consistent with the preservation of capital. DELAWARE-VOYAGEUR TAX-FREE NEW MEXICO FUND seeks to provide a high level of current income exempt from federal income tax and the New Mexico personal income tax, consistent with the preservation of capital. DELAWARE-VOYAGEUR TAX-FREE OREGON INSURED FUND seeks to provide a high level of current income exempt from federal income tax and the Oregon personal income tax, consistent with the preservation of capital. DELAWARE-VOYAGEUR TAX-FREE UTAH FUND seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. DELAWARE-VOYAGEUR TAX-FREE WASHINGTON INSURED FUND seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital.

    DELAWARE-VOYAGEUR TAX-FREE FLORIDA INTERMEDIATE FUND seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. The Fund seeks to reduce market risk by maintaining an average weighted maturity from five to ten years.

    DELAWARE-VOYAGEUR TAX-FREE ARIZONA FUND seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income
tax, consistent with the preservation of capital.   DELAWARE-VOYAGEUR TAX-FREE
CALIFORNIA FUND seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. DELAWARE-VOYAGEUR TAX-FREE IOWA FUND seeks to provide a high level of current income exempt from federal income tax and the Iowa personal income tax, consistent with the preservation of capital. DELAWARE-VOYAGEUR TAX-FREE IDAHO FUND seeks to provide a high level of current income exempt from federal income tax and the Idaho personal income tax, consistent with the preservation of capital. DELAWARE-VOYAGEUR MINNESOTA HIGH YIELD MUNICIPAL BOND FUND seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax primarily through investment in medium and lower grade municipal obligations. NATIONAL HIGH YIELD MUNICIPAL FUND seeks to provide a high level of income exempt from federal income tax, primarily through investment in medium and lower grade municipal obligations. DELAWARE-VOYAGEUR TAX-FREE NEW YORK FUND seeks to provide a high level of current income exempt from federal income tax and the personal income tax of the state of New York and the city of New York, consistent with the preservation of capital. DELAWARE-VOYAGEUR TAX-FREE WISCONSIN FUND seeks to provide a high level of current income exempt from federal income tax and the Wisconsin personal income tax, consistent with the preservation of capital.

    DELAWARE-VOYAGEUR TAX-FREE COLORADO FUND seeks to provide a high level of current income exempt from federal income tax and the Colorado personal income tax, consistent with the preservation of capital.

    AGGRESSIVE GROWTH FUND seeks long-term capital appreciation, which the Fund attempts to achieve by investing primarily in equity securities believed to have the potential for high earnings growth. Although the Fund, in seeking its objective, may receive current income from dividends and interest, income is only an incidental consideration in the selection of the Fund's investments. GROWTH STOCK FUND has an objective of long-term capital appreciation. The Fund seeks to achieve its objective from equity securities diversified among individual companies and industries. TAX-EFFICIENT EQUITY FUND seeks to obtain for taxable investors a high total return on an after-tax basis. The Fund will attempt to achieve this objective by seeking to provide a high long-term after-tax total return through managing its portfolio in a manner that will defer the realization of accrued capital gains and minimize dividend income.

    DELAWARE-VOYAGEUR TAX-FREE MINNESOTA FUND seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital. DELAWARE-VOYAGEUR TAX-FREE NORTH DAKOTA FUND seeks to provide a high level of current income exempt from federal income tax and the North Dakota personal income tax, consistent with the preservation of capital.

    For more complete information about any of the Delaware Group funds, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.

    Each of the summaries above is qualified in its entirety by the information contained in each fund's prospectus(es).

GENERAL INFORMATION

    The Manager is the investment manager of the Fund. The Manager also provides investment management services to certain of the other funds in the Delaware Group. The Manager, through a separate division, also manages private investment accounts. While investment decisions of the Fund are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Fund.

    The Manager, or its affiliate, Delaware International, also manages the investment options for Delaware Medallion(sm) III Variable Annuity. Medallion is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in New York and Hawaii). Delaware Medallion offers fifteen different investment series ranging from domestic equity funds, international equity and bond funds and domestic fixed income funds. Each investment series available through Medallion utilizes an investment strategy and discipline the same as or similar to one of the Delaware Group mutual funds available outside the annuity. See DELAWARE GROUP PREMIUM FUND, INC., above.

    Access persons and advisory persons of the Delaware Group of funds, as those terms are defined in SEC Rule 17j-1 under the 1940 Act, who provide services to the Manager, Delaware International Advisers Ltd. or their affiliates, are permitted to engage in personal securities transactions subject to the exceptions set forth in Rule 17j-1 and the following general restrictions and procedures: (1) certain blackout periods apply to personal securities transactions of those persons; (2) transactions must receive advance clearance and must be completed on the same day as the clearance is received; (3) certain persons are prohibited from investing in initial public offerings of securities and other restrictions apply to investments in private placements of securities;
(4) opening positions may only be closed-out at a profit after a 60-day holding period has elapsed; and (5) the Compliance Officer must be informed periodically of all securities transactions and duplicate copies of brokerage confirmations and account statements must be supplied to the Compliance Officer.

    The Distributor acts as national distributor for the Fund and for the other mutual funds in the Delaware Group. As previously described, prior to January 3, 1995, DDI served as the national distributor for the Fund. The Distributor ("DDLP")(for all periods beginning after January 3, 1995) and, in its capacity as such, DDI (prior to January 3, 1995) received net commissions from the Fund on behalf of Class A Shares after reallowances to dealers, as follows:


                             CLASS A SHARES

                         TOTAL AMOUNT     AMOUNTS          NET
                       OF UNDERWRITING   REALLOWED      COMMISSION
    FISCAL YEAR ENDED     COMMISSION     TO DEALERS     TO DDLP/DDI
    ----------------      ----------     ----------     -----------

    July 31, 1997         $144,773       $120,230        $24,543
    July 31, 1996          303,067        252,496         50,571
    July 31, 1995          421,205        352,504         68,701

    The Distributor and, in its capacity as such, DDI received in the aggregate Limited CDSC payments with respect to Class A Shares as follows:

              FISCAL YEAR ENDED      LIMITED CDSC PAYMENTS
              -----------------      ---------------------

               July 31, 1997                $  448
               July 31, 1996                 5,766
               July 31, 1995                 5,405

    The Distributor and, in its capacity as such, DDI received in the aggregate CDSC payments with respect to Class B Shares as follows:

              FISCAL YEAR ENDED         CDSC PAYMENTS
              -----------------         -------------

               July 31, 1997               $39,019
               July 31, 1996                38,778
               July 31, 1995                21,099

    The Distributor received CDSC payments with respect to Class C Shares as follows:

             FISCAL YEAR ENDED           CDSC PAYMENTS
             -----------------           -------------

               July 31, 1997                  $440
               July 31, 1996*               - $0 -

*Date of initial public offering was November 29, 1995.

    Effective as of January 3, 1995, all such payments described above have been paid to the Distributor.

    The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for the Fund and for the other mutual funds in the Delaware Group. The Transfer Agent is paid a fee by the Fund for providing these services consisting of an annual per account charge of $11.00 plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Directors, including a majority of the unaffiliated directors. The Transfer Agent also provides accounting services to the Fund. Those services include performing all functions related to calculating the Fund's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Group for which it provides such accounting services. Such fee is equal to 0.25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.20% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including the Fund, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

    The Manager and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of Government Fund, Inc.'s advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause Government Fund, Inc. to delete the words "Delaware Group" from Government Fund, Inc.'s name.

    Bankers Trust Company, One Bankers Trust Plaza, New York, NY 10006, is custodian of the Fund's securities and cash. As custodian for the Fund, Bankers Trust Company maintains a separate account or accounts for the Fund; receives, holds and releases portfolio securities on account of the Fund; receives and disburses money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund's portfolio securities.

    The legality of the issuance of the shares offered hereby, registered pursuant to Rule 24f-2 under the 1940 Act, has been passed upon for Government Fund, Inc. by Stradley, Ronon, Stevens & Young, LLP Philadelphia, Pennsylvania.

CAPITALIZATION
    Government Fund, Inc. has a present authorized capitalization of five hundred million shares of capital stock with a $.01 par value per share. The Board of Directors has allocated eighty million shares to each of the Class A Shares and Class B Shares, fifty million shares to the Class C Shares and twenty million shares to the Institutional Class.

    Each Class represents a proportionate interest in the assets of the Fund, and each has the same voting and other rights and preferences as the other classes, except that shares of the Institutional Class may not vote on matters affecting the Fund's Distribution Plans under Rule 12b-1. Similarly, as a general matter, the shareholders of the Class A Shares, Class B Shares and Class C Shares may only vote on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares may vote on any proposal to increase materially the fees to be paid by the Fund under the Rule 12b-1 Plan relating to Class A Shares. General expenses of the Fund will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Rule 12b-1 Plans of Class A, Class B and Class C Shares will be allocated solely to those classes.

    Shares do not have preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable.

    Until May 31, 1992, the Fund offered two retail classes of shares, Government Income Series I class and Government Income Series II class (now, Class A Shares). Shares of the Government Income Series I class were offered with a higher sales charge than that applicable to the Government Income Series II class, but without the imposition of a Rule 12b-1 fee. Effective June 1, 1992, following shareholder approval of a plan of recapitalization on May 8, 1992, shareholders of the Government Income Series I class had their shares converted into shares of the Government Income Series II class and became subject to the latter class' Rule 12b-1 charges. Effective at the same time, following approval by shareholders, the name of the Government Income Series II class was changed to U.S. Government Fund class. Effective May 2, 1994, the U.S. Government Fund class is known as the U.S. Government Fund A Class and the U.S. Government Fund (Institutional) class is known as the U.S. Government Fund Institutional Class.

NONCUMULATIVE VOTING
    FUND SHARES HAVE NONCUMULATIVE VOTING RIGHTS WHICH MEANS THAT THE HOLDERS OF MORE THAN 50% OF THE SHARES OF GOVERNMENT FUND, INC. VOTING FOR THE ELECTION OF DIRECTORS CAN ELECT ALL THE DIRECTORS IF THEY CHOOSE TO DO SO, AND, IN SUCH EVENT, THE HOLDERS OF THE REMAINING SHARES WILL NOT BE ABLE TO ELECT ANY DIRECTORS.

    THIS PART B DOES NOT INCLUDE ALL OF THE INFORMATION CONTAINED IN THE REGISTRATION STATEMENT WHICH IS ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION.

APPENDIX A--IRA INFORMATION

    An individual can contribute up to $2,000 to his or her IRA each year. Contributions may or may not be deductible depending upon the taxpayer's adjusted gross income and whether the taxpayer or his or her spouse is an active participant in an employer-sponsored retirement plan. Even if a taxpayer (or his or her spouse) is an active participant in an employer-sponsored retirement plan, the full $2,000 deduction is still available if the taxpayer's adjusted gross income is below $25,000 ($40,000 for taxpayers filing joint returns). A partial deduction is allowed for married couples with incomes between $40,000 and $50,000, and for single individuals with incomes between $25,000 and $35,000. No deductions are available for contributions to IRAs by taxpayers whose adjusted gross income before IRA deductions exceeds $50,000 ($35,000 for singles) and who are active participants in an employer-sponsored retirement plan. Taxpayers who were not allowed deductions on IRA contributions still can make nondeductible IRA contributions of as much as $2,000 for each working spouse ($2,250 for one-income couples for years prior to 1997), and defer taxes on interest or other earnings from the IRAs. Special rules apply for determining the deductibility of contributions made by married individuals filing separate returns.

    Effective tax years beginning after 1996, one-income couples can contribute up to $2,000 to each spouse's IRA provided the combined compensation of both spouses is at least equal to the total contributions for both spouses. If the working spouse is an active participant in an employer-sponsored retirement plan and earns over $40,000, the maximum deduction limit is reduced in the same way that the limit is reduced for contributions to a non-spousal IRA.

    As illustrated in the following tables, maintaining an IRA remains a valuable opportunity.

    For many, an IRA will continue to offer both an up-front tax break with its tax deduction each year and the real benefit that comes with tax-deferred compounding. For others, losing the tax deduction will impact their taxable income status each year. Over the long term, however, being able to defer taxes on earnings still provides an impressive investment opportunity--a way to have money grow faster due to tax-deferred compounding.

    Even if your IRA contribution is no longer deductible, the benefits of saving on a tax-deferred basis can be substantial. The following tables illustrate the benefits of tax-deferred versus taxable compounding. Each reflects a constant 9% rate of return, compounded annually, with the reinvestment of all proceeds. The tables do not take into account any sales charges or fees. Of course, earnings accumulated in your IRA will be subject to tax upon withdrawal. If you choose a mutual fund with a fluctuating net asset value, like the Fund, your bottom line at retirement could be lower--it could also be much higher.

$2,000 INVESTED ANNUALLY ASSUMING A 9% ANNUALIZED RETURN


     15% TAX BRACKET     Single -- $0 - $24,650
                         Joint  -- $0 - $41,200

                                             HOW MUCH
               CUMULATIVE     HOW MUCH       YOU HAVE
     END OF    INVESTMENT     YOU HAVE       WITH FULL
     YEAR      AMOUNT         WITHOUT IRA    IRA DEDUCTION

     1        $ 2,000        $ 1,830        $ 2,180
     5         10,000         10,661         13,047
    10         20,000         26,075         33,121
    15         30,000         48,357         64,007
    20         40,000         80,570        111,529
    25         50,000        127,139        184,648
    30         60,000        194,463        297,150
    35         70,000        291,791        470,249
    40         80,000        432,496        736,584

[Without IRA-investment of $1,700 ($2,000 less 15%) earning 7.65% (9% less 15%)]

     28% Tax Bracket          Single -- $24,651 - $59,750
                              Joint  -- $41,201 - $99,600

                              HOW MUCH          HOW MUCH YOU HAVE
               CUMULATIVE     YOU HAVE                WITH
     END OF    INVESTMENT     WITHOUT        NO             FULL IRA
     YEAR      AMOUNT         IRA            DEDUCTION      DEDUCTION

     1        $ 2,000        $ 1,533        $ 1,570        $ 2,180
     5         10,000          8,727          9,394         13,047
    10         20,000         20,672         23,847        33,121
    15         30,000         37,022         46,085        64,007
    20         40,000         59,402         80,301        111,529
    25         50,000         90,037        132,947        184,648
    30         60,000        131,969        213,948        297,150
    35         70,000        189,366        338,580        470,249
    40         80,000        267,931        530,340        736,584

    [Without IRA--investment of $1,440 ($2,000 less 28%) earning 6.48% (9% less 28%)]
    [With IRA--No Deduction--investment of $1,440 ($2,000 less 28%) earning 9%]


     31% Tax Bracket          Single -- $59,751 - $124,650
                              Joint   -- $99,601 - $151,750

                              HOW MUCH          HOW MUCH YOU HAVE
               CUMULATIVE     YOU HAVE                WITH
     END OF    INVESTMENT     WITHOUT        NO             FULL IRA
     YEAR      AMOUNT         IRA            DEDUCTION      DEDUCTION

     1        $ 2,000        $ 1,466        $ 1,504        $ 2,180
     5         10,000          8,297          9,002         13,047
    10         20,000         19,511         22,853         33,121
    15         30,000         34,666         44,165         64,007
    20         40,000         55,150         76,955        111,529
    25         50,000         82,834        127,407        184,648
    30         60,000        120,250        205,034        297,150
    35         70,000        170,818        324,472        470,249
    40         80,000        239,164        508,243        736,584

    [Without IRA--investment of $1,380 ($2,000 less 31%) earning 6.21% (9% less 31%)]
    [With IRA--No Deduction--investment of $1,380 ($2,000 less 31%) earning 9%]

    36% Tax Bracket*         Single -- $124,651 - $271,050
                              Joint   -- $151,751 - $271,050

                              HOW MUCH          HOW MUCH YOU HAVE
               CUMULATIVE     YOU HAVE                WITH
     END OF    INVESTMENT     WITHOUT        NO             FULL IRA
     YEAR      AMOUNT         IRA            DEDUCTION      DEDUCTION

     1        $ 2,000        $ 1,354        $ 1,395        $ 2,180
     5         10,000          7,595          8,350         13,047
    10         20,000         17,643         21,197         33,121
    15         30,000         30,939         40,964         64,007
    20         40,000         48,532         71,379        111,529
    25         50,000         71,809        118,175        184,648
    30         60,000        102,609        190,176        297,150
    35         70,000        143,361        300,960        470,249
    40         80,000        197,281        471,414        736,584

    [Without IRA--investment of $1,280 ($2,000 less 36%) earning 5.76% (9% less 36%)]
    [With IRA--No Deduction--investment of $1,280 ($2,000 less 36%) earning 9%]


    39.6% Tax Bracket*       Single -- over $271,050
                              Joint   -- over $271,050

                              HOW MUCH          HOW MUCH YOU HAVE
               CUMULATIVE     YOU HAVE                WITH
     END OF    INVESTMENT     WITHOUT        NO             FULL IRA
     YEAR      AMOUNT         IRA            DEDUCTION      DEDUCTION

     1        $ 2,000        $ 1,274        $ 1,317        $ 2,180
     5         10,000          7,100          7,880         13,047
    10         20,000         16,350         20,005         33,121
    15         30,000         28,403         38,660         64,007
    20         40,000         44,108         67,364        111,529
    25         50,000         64,573        111,527        184,648
    30         60,000         91,238        179,479        297,150
    35         70,000        125,983        284,031        470,249
    40         80,000        171,255        444,897        736,584

    [Without IRA--investment of $1,208 ($2,000 less 39.6%) earning 5.436% (9% less 39.6%)]
    [With IRA--No Deduction--investment of $1,208 ($2,000 less 39.6%) earning
    9%]

-----------------------
* For tax years beginning after 1992, a 36% tax rate applies to all taxable income in excess of the maximum dollar amounts subject to the 31% tax rate. In addition, a 10% surtax (not applicable to capital gains) applies to certain high-income taxpayers. It is computed by applying a 39.6% rate to taxable income in excess of $271,050. The above tables do not reflect the personal exemption phaseout nor the limitations of itemized deductions that may apply.

                      $2,000 SINGLE INVESTMENT AT A RETURN OF 9%
                                 COMPOUNDED MONTHLY


               TAXABLE--      TAXABLE--      TAXABLE--
YEARS          39.6%*         36%*           31%
-------------------------------------------------------------------------------

 10           $ 3,440        $ 3,553        $ 3,716
 15             4,512          4,735          5,064
 20             5,917          6,312          6,903
 30            10,178         11,212         12,824
 40            17,508         19,918         23,825


               TAXABLE--      TAXABLE--      TAX
YEARS          28%            15%            DEFERRED
--------------------------------------------------------------------------------

10            $ 3,817        $ 4,288        $ 4,903
15            5,273            6,278          7,676
20            7,284            9,192         12,018
30            13,900          19,705         29,461
40            26,527          42,243         72,220


                      $2,000 INVESTED ANNUALLY AT A RETURN OF 9%
                                 COMPOUNDED MONTHLY

               TAXABLE--      TAXABLE--      TAXABLE--
YEARS          39.6%*         36%*           31%
--------------------------------------------------------------------------------

 10           $ 27,280       $ 27,809       $ 28,565
 15             47,579         48,985         51,023
 20             74,203         77,210         81,633
 30            154,915        164,970        180,223
 40            293,746        320,871        363,386


               TAXABLE--      TAXABLE--      TAX
YEARS          28%            15%            DEFERRED
--------------------------------------------------------------------------------

 10            $ 29,030      $ 31,156       $ 33,846
 15              52,294        58,262         66,184
 20              84,431        97,949        116,815
 30             190,158       241,137        320,202
 40             391,924       548,102        818,777

-------------------------

* For tax years beginning after 1992, a 36% tax rate applies to all taxable income in excess of the maximum dollar amounts subject to the 31% tax rate. In addition, a 10% surtax (not applicable to capital gains) applies to certain high-income taxpayers. It is computed by applying a 39.6% rate to taxable income in excess of $271,050. The above tables do not reflect the personal exemption phaseout nor the limitations of itemized deductions that may apply.

THE VALUE OF STARTING YOUR IRA EARLY

    The following illustrates how much more you would have contributing $2,000 each January--the earliest opportunity--compared to contributing on April 15th of the following year--the latest, for each tax year.

                        After 5 years        $3,528 more
                              10 years       $6,113
                              20 years      $17,228
                              30 years      $47,295

    Compounded returns for the longest period of time is the key. The above illustration assumes a 10% rate of return and the reinvestment of all proceeds.

    AND IT PAYS TO SHOP AROUND. If you get just 2% more per year, it can make a big difference when you retire. A constant 8% versus 10% return, compounded monthly, illustrates the point. This chart is based on a yearly investment of $2,000 on January 1. After 30 years the difference can mean as much as 50% more!

                                8%            10%

            10 years      $ 31,828       $ 36,018
            30 years       259,288        397,466

    The statistical exhibits above are for illustration purposes only and do not reflect the actual performance for Government Fund, Inc. either in the past or in the future.

FINANCIAL STATEMENTS

    Ernst & Young LLP serves as the independent auditors for Delaware Group Government Fund, Inc. - Government Income Series and, in its capacity as such, audits the financial statements contained in the Fund's ANNUAL REPORT. The Fund's STATEMENT OF NET ASSETS, STATEMENT OF OPERATIONS, STATEMENT OF CHANGES IN NET ASSETS and NOTES TO FINANCIAL STATEMENTS, as well as the report of Ernst & Young LLP, independent auditors, for the fiscal year ended July 31, 1997, are included in the Fund's ANNUAL REPORT to shareholders. The financial statements, the notes relating thereto and the report of Ernst & Young LLP listed above are incorporated by reference from the ANNUAL REPORT into this PART B.

    The Delaware Group includes funds with a wide range of investment objectives. Stock funds, income funds, national and state-specific tax-exempt funds, money market funds, global and international funds and closed-end equity funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, shareholders of the Fund Classes should contact their financial adviser or call Delaware Group at 800-523-4640, and shareholders of the Institutional Class should contact Delaware Group at 800-828-5052.

INVESTMENT MANAGER
Delaware Management Company, Inc.
One Commerce Square
Philadelphia, PA 19103

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA 19103

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA 19103

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA 19103

CUSTODIAN
Bankers Trust Company
One Bankers Trust Plaza
New York, NY 10006
------------------------------------------------------------------

U.S. GOVERNMENT FUND
------------------------------------------------------------------

A CLASS
------------------------------------------------------------------

B CLASS
------------------------------------------------------------------

C CLASS
------------------------------------------------------------------

INSTITUTIONAL CLASS
------------------------------------------------------------------

CLASSES OF DELAWARE GROUP
------------------------------------------------------------------

GOVERNMENT FUND, INC.
------------------------------------------------------------------



PART B

STATEMENT OF
ADDITIONAL INFORMATION

------------------------------------------------------------------

SEPTEMBER 29, 1997







                                                         DELAWARE
                                                         GROUP
                                                         -----------

                                        PART C

                                  OTHER INFORMATION


Item 24.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)   Financial Statements:

               Part A -  Financial Highlights

              *Part B -  Statement of Net Assets
                         Statement of Operations
                         Statement of Changes in Net Assets
                         Notes to Financial Statements
                         Accountant's Report

         * The financial statements and Accountant's Report listed above are incorporated into Part B by reference to the Registrant's Annual Report for the fiscal year ended July 31, 1997.

         (b)Exhibits:

           (1)     ARTICLES OF INCORPORATION.

              (a) Articles of Incorporation, as amended and supplemented through November 20, 1995 incorporated into this filing by reference to Post-Effective Amendment No. 17 filed November 20, 1996.

              (b)       Executed Articles Supplementary (November 28,
                        1995) incorporated into this filing by reference to Post-Effective No. 18 filed September 27, 1996.

           (2) BY-LAWS. By-Laws, as amended through November 20, 1995 incorporated into this filing by reference to Post-Effective Amendment No. 17 filed November 20, 1996.

           (3)     VOTING TRUST AGREEMENT.  Inapplicable.

PART C - Other Information
(Continued)


           (4)     COPIES OF ALL INSTRUMENTS DEFINING THE RIGHTS OF HOLDERS.

                   (a) ARTICLES OF INCORPORATION, ARTICLES OF AMENDMENT AND ARTICLES SUPPLEMENTARY.

                      (i) Article Second of Articles Supplementary (April 29, 1994), Article Fourth of Articles Supplementary (June 1, 1992), Article Fifth of Articles of Amendment (June 14, 1988) and Article Eighth of Articles of Incorporation (April 19,
                             1985) incorporated into this filing by reference to Post-Effective Amendment No. 17 filed November 20, 1995.

                      (ii) Article Fourth of Articles Supplementary (November 28, 1995) incorporated into this filing by reference to Post-Effective Amendment No. 18 filed September 27, 1996.

                   (b)  BY-LAWS.  Article II, Article III, as amended, and
                        Article XIII, which was subsequently redesignated as Article XIV, incorporated into this filing by reference to Post-Effective Amendment No. 17 filed November 20, 1995.

           (5) INVESTMENT MANAGEMENT AGREEMENT. Investment Management Agreement between Delaware Management Company, Inc. and the Registrant dated April 3, 1995 incorporated into this filing by reference to Post-Effective Amendment No. 17 filed November 20, 1995.

           (6)     (a)  DISTRIBUTION AGREEMENT.

                      (i) Form of Distribution Agreement (April 3, 1995) incorporated into this filing by reference to Post-Effective Amendment No. 17 filed November 20, 1995.

                      (ii) Form of Amendment No. 1 to Distribution Agreement (November 28, 1995) incorporated into this filing by reference to Post-Effective Amendment No. 17 filed November 20, 1995.

                   (b) ADMINISTRATION AND SERVICE AGREEMENT. Form of Administration and Service Agreement (as amended November 1995) incorporated into this filing by reference to Post-Effective Amendment No. 17 filed November 20, 1995.

PART C - Other Information
(Continued)

                   (c) DEALER'S AGREEMENT. Dealer's Agreement (as amended November 1995) incorporated into this filing by reference to Post-Effective Amendment No. 17 filed November 20, 1995.

                   (d) Mutual Fund Agreement for the Delaware Group of Funds (as amended November 1995) (Module) incorporated into this filing by reference to Post-Effective Amendment No. 18 filed September 27, 1996.

           (7)     BONUS, PROFIT SHARING, PENSION CONTRACTS.

                   (a) Amended and Restated Profit Sharing Plan (November 17, 1994) incorporated into this filing by reference to Post-Effective Amendment No. 17 filed November 20, 1995.

                   (b)       Amendment to Profit Sharing Plan (December 21,
                             1995) (Module) incorporated into this filing by reference to Post-Effective Amendment No. 18 filed September 27, 1996.

           (8)     CUSTODIAN AGREEMENT.

                   (a) Form of Custodian Agreement (1996) between the Registrant and Bankers Trust Company incorporated into this filing by reference to Post-Effective Amendment No. 18 filed September 27, 1996.

                   (b) Form of Securities Lending Agreement (1996) between the Registrant and Bankers Trust Company incorporated into this filing by reference to Post-Effective Amendment No. 18 filed September 27, 1996.

           (9)     OTHER MATERIAL CONTRACTS.

                   (a) Shareholders Services Agreement between Delaware Service Company, Inc. and the Registrant dated June 29, 1988 incorporated into this filing by reference to Post-Effective Amendment No. 18 filed September 27, 1996.

                   (b) Executed Delaware Group of Funds Fund Accounting Agreement between Delaware Service Company, Inc. and the Registrant (August 19, 1996) incorporated into this filing by reference to Post-Effective Amendment No. 18 filed September 27, 1996.

PART C - Other Information
(Continued)
                      (i) Amendment No. 1 (September 30, 1996) to Schedule A to Delaware Group of Funds
                             Fund Accounting Agreement attached as Exhibit.

                      (ii) Amendment No. 2 (November 29, 1996) to Schedule A to Delaware Group of Funds Fund Accounting Agreement attached as Exhibit.

                      (iii) Amendment No. 3 (December 27, 1996) to Schedule A to Delaware Group of Funds Fund Accounting Agreement attached as Exhibit.

                      (iv) Amendment No. 4 (February 24, 1997) to Schedule A to Delaware Group of Funds Fund Accounting Agreement attached as Exhibit.

                      (v) Amendment No. 4A (April 14, 1997) to Schedule A to Delaware Group of Funds Fund Accounting Agreement attached as Exhibit.

                      (vi) Amendment No. 5 (May 1, 1997) to Schedule A to Delaware Group of Funds Fund Accounting Agreement attached as Exhibit.

                      (vii) Amendment No. 6 (July 21, 1997) to Schedule A to Delaware Group of Funds Fund Accounting Agreement attached as Exhibit.

          (10) OPINION OF COUNSEL. To be filed with letter relating to Rule 24f-2 on September 29, 1997.

          (11)     CONSENT AND REPORT OF AUDITORS.  Attached as Exhibit.

       (12-13)     Inapplicable.

          (14) MODEL PLANS. Incorporated into this filing by reference to Post-Effective Amendment No. 14 filed September 29, 1993 and Post-Effective Amendment No. 17 filed November 20, 1995.

PART C - Other Information
(Continued)

        **(15)     PLANS UNDER RULE 12b-1.

                   (a) Form of Plan under Rule 12b-1 for Class A (November 29, 1995) incorporated into this filing by reference to Post-Effective Amendment No. 17 filed November 20, 1995.

                   (b) Form of Plan under Rule 12b-1 for Class B (November 29, 1995) incorporated into this filing by reference to Post-Effective Amendment No. 17 filed November 20, 1995.

                   (c) Form of Plan under Rule 12b-1 for Class C (November 29, 1995) incorporated into this filing by reference to Post-Effective Amendment No. 17 filed November 20, 1995.

          (16)     SCHEDULES OF COMPUTATION FOR EACH PERFORMANCE QUOTATION.

                   (a) Incorporated into this filing by reference to Post-Effective Amendment No. 17 filed
                             November 20, 1995 and Post-Effective Amendment No. 18 filed September 27, 1996.

                   (b) Schedules of Computation for each Performance Quotation for periods not previously electronically filed attached as Exhibit.



          (17)     FINANCIAL DATA SCHEDULES.  Attached as Exhibit.

          (18)     Inapplicable.

          (19)     Other:    DIRECTORS' POWER OF ATTORNEY.  Incorporated into
                             this filing by reference to Post-Effective
                             Amendment No. 17 filed November 20, 1995.

                             DIRECTORS' POWER OF ATTORNEY. Power of Attorney for Thomas F. Madison and Jeffrey J. Nick attached as Exhibit.

Item 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.  None.


** Relates only to U.S. Government Fund A Class, U.S. Government Fund B Class and U.S. Government Fund C Class.

PART C - Other Information
(Continued)

Item 26. NUMBER OF HOLDERS OF SECURITIES.

         (1)                                          (2)

                                                      Number of
         Title of Class                               Record Holders
         --------------                               --------------


         Delaware Group Government Fund, Inc.'s:

         U.S. Government Fund A Class
         Common Stock Par Value                       6,923 Accounts as of
         $.01 Per Share                               August 31, 1997

         U.S. Government Fund B Class
         Common Stock Par Value                       461 Accounts as of
         $.01 Per Share                               August 31, 1997

         U.S. Government Fund C Class
         Common Stock Par Value                       91 Accounts as of
         $.01 Per Share                               August 31, 1997

         U.S. Government Fund Institutional Class
         Common Stock Par Value                       25 Accounts as of
         $.01 Per Share                               August 31, 1997


Item 27. INDEMNIFICATION. Incorporated into this filing by reference to initial Registration Statement filed May 17, 1985 and Post-Effective Amendment No. 17 filed November 20, 1996.

PART C - Other Information
(Continued)


Item 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

  Delaware Management Company, Inc. (the "Manager") serves as investment manager to the Registrant and also serves as investment manager or sub-adviser to certain of the other funds in the Delaware Group (Delaware Group Equity Funds I, Inc., Delaware Group Equity Funds II, Inc., Delaware Group Equity Funds III, Inc., Delaware Group Equity Funds IV, Inc., Delaware Group Equity Funds V, Inc., Delaware Group Limited-Term Government Funds, Inc., Delaware Group Cash Reserve, Inc., Delaware Group Tax-Free Fund, Inc., Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Money Fund, Inc., Delaware Group Premium Fund, Inc., Delaware Group Global & International Funds, Inc., Delaware Pooled Trust, Inc., Delaware Group Adviser Funds, Inc., Delaware Group Dividend and Income Fund, Inc., Delaware Group Global Dividend and Income Fund, Inc., Voyageur Tax-Free Funds, Inc., Voyageur Intermediate Tax-Free Funds, Inc., Voyageur Insured Funds, Inc., Voyageur Funds, Inc., Voyageur Investment Trust, Voyageur Investment Trust II, Voyageur Mutual Funds, Inc., Voyageur Mutual Funds II, Inc., Voyageur Mutual Funds III, Inc., Voyageur Arizona Municipal Income Fund, Inc., Voyageur Colorado Insured Municipal Income Fund, Inc., Voyageur Florida Insured Municipal Income Fund, Voyageur Minnesota Municipal Fund, Inc., Voyageur Minnesota Municipal Fund II, Inc. and Voyageur Minnesota Municipal Fund III, Inc.) and provides investment advisory services to institutional accounts, primarily retirement plans and endowment funds. In addition, certain directors of the Manager also serve as directors/trustees of the other Delaware Group funds, and certain officers are also officers of these other funds. A company owned by the Manager's parent company acts as principal underwriter to the mutual funds in the Delaware Group (see Item 29 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the mutual funds in the Delaware Group.

PART C - Other Information
(Continued)

  The following persons serving as directors or officers of the Manager have held the following positions during the past two years:

Name and Principal      Positions and Offices with the Manager and its
Business Address *      Affiliates and Other Positions and Offices Held
------------------      -----------------------------------------------

Wayne A. Stork          Chairman of the Board, President, Chief Executive
                        Officer, Chief Investment Officer and Director of
                        Delaware Management Company, Inc.; Chairman of the
                        Board, President, Chief Executive Officer and Director of the Registrant, each of the other funds in the Delaware Group, Delaware Management Holdings, Inc., DMH
                        Corp., Delaware International Holdings Ltd. and
                        Founders Holdings, Inc.; Chairman of the Board and
                        Director of Delaware Distributors, Inc. and Delaware
                        Capital Management, Inc.; Director of Delaware Service
                        Company, Inc. and Delaware Investment & Retirement
                        Services, Inc.; and Chairman, Chief Executive Officer and Director of Delaware International Advisers Ltd.

Richard G. Unruh, Jr.   Executive Vice President and Director of Delaware
                        Management Company, Inc.; Executive Vice President of the Registrant, each of the other funds in the Delaware
                        Group, Delaware Management Holdings, Inc. and Delaware
                        Capital Management, Inc; and Director of Delaware
                        International Advisers Ltd.

                        Board of Directors, Chairman of Finance Committee, Keystone Insurance Company since 1989, 2040 Market Street, Philadelphia, PA; Board of Directors, Chairman of Finance Committee, AAA Mid Atlantic, Inc. since 1989, 2040 Market Street, Philadelphia, PA; Board of Directors, Metron, Inc. since 1995, 11911 Freedom Drive, Reston, VA

Paul E. Suckow          Executive Vice President/Chief Investment Officer,
                        Fixed Income of Delaware Management Company, Inc., the
                        Registrant, each of the other funds in the Delaware
                        Group and Delaware Management Holdings, Inc.; Executive
                        Vice President and Director of Founders Holdings, Inc.;
                        Executive Vice President of Delaware Capital
                        Management, Inc.; and Director of Founders CBO
                        Corporation

                        Director, HYPPCO Finance Company Ltd.



* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)

Name and Principal      Positions and Offices with the Manager and its
Business Address *      Affiliates and Other Positions and Offices Held
------------------      -----------------------------------------------

David K. Downes         Executive Vice President, Chief Operating Officer,
                        Chief Financial Officer and Director of Delaware
                        Management Company, Inc., DMH Corp, Delaware
                        Distributors, Inc., Founders Holdings, Inc. and
                        Delaware International Holdings Ltd.; Executive Vice
                        President, Chief Operating Officer and Chief Financial
                        Officer of the Registrant and each of the other funds in the Delaware Group, Delaware Management Holdings,
                        Inc., Founders CBO Corporation, Delaware Capital
                        Management, Inc. and Delaware Distributors, L.P.;
                        President, Chief Executive Officer, Chief Financial
                        Officer and Director of Delaware Service Company, Inc.;
                        Chairman, Chief Executive Officer and Director of
                        Delaware Investment & Retirement Services, Inc.;
                        Chairman and Director of Delaware Management Trust
                        Company; and Director of Delaware International
                        Advisers Ltd.

                        Chief Executive Officer and Director of Forewarn, Inc. since 1993, 8 Clayton Place, Newtown Square, PA

George M.               Senior Vice President, General Counsel, Secretary and
Chamberlain, Jr.        Director of Delaware Management Company, Inc., DMH
                        Corp., Delaware Distributors, Inc., Delaware Service
                        Company, Inc., Founders Holdings, Inc., Delaware
                        Capital Management, Inc. and Delaware Investment &
                        Retirement Services, Inc.; Senior Vice President,
                        Secretary and General Counsel of the Registrant, each of the other funds in the Delaware Group, Delaware
                        Distributors, L.P. and Delaware Management Holdings,
                        Inc.; Executive Vice President, Secretary, General
                        Counsel and Director of Delaware Management Trust
                        Company; Secretary and Director of Delaware
                        International Holdings Ltd.; and Director of Delaware
                        International Advisers Ltd.




*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)

Name and Principal      Positions and Offices with the Manager and its
Business Address *      Affiliates and Other Positions and Offices Held
------------------      -----------------------------------------------

Richard J. Flannery     Senior Vice President/Corporate and International
                        Affairs of the Registrant, each of the other funds in the Delaware Group, Delaware Management Holdings, Inc.,
                        DMH Corp., Delaware Management Company, Inc., Delaware
                        Distributors, Inc., Delaware Distributors, L.P.,
                        Delaware Management Trust Company, Delaware Capital
                        Management, Inc., Delaware Service Company, Inc. and
                        Delaware Investment & Retirement Services, Inc.;
                        Senior Vice President/ Corporate and International
                        Affairs and Director of Founders Holdings, Inc. and
                        Delaware International Holdings Ltd.; Senior Vice
                        President of Founders CBO Corporation; and Director of
                        Delaware International Advisers Ltd.

                        Director, HYPPCO Finance Company Ltd.

                        Limited Partner of Stonewall Links, L.P. since 1991, Bulltown Rd., Elverton, PA; Director and Member of Executive Committee of Stonewall Links, Inc. since 1991, Bulltown Rd., Elverton, PA

Michael P. Bishof       Senior Vice President and Treasurer of the Registrant,
                        each of the other funds in the Delaware Group, Delaware
                        Distributors, Inc. and Founders Holdings, Inc.; Senior
                        Vice President/Investment Accounting of Delaware
                        Management Company, Inc. and Delaware Service Company,
                        Inc.; Senior Vice President and Treasurer/ Manager,
                        Investment Accounting of Delaware Distributors, L.P.;
                        Assistant Treasurer of Founders CBO Corporation; and
                        Senior Vice President and Manager of Investment
                        Accounting of Delaware International Holdings Ltd.






* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)

Name and Principal      Positions and Offices with the Manager and its
Business Address *      Affiliates and Other Positions and Offices Held
------------------      -----------------------------------------------

Joseph H. Hastings      Senior Vice President/Corporate Controller and
                        Treasurer of Delaware Management Holdings, Inc., DMH
                        Corp., Delaware Management Company, Inc., Delaware
                        Distributors, Inc., Delaware Capital Management, Inc.,
                        Delaware Distributors, L.P., Delaware Service Company,
                        Inc. and Delaware International Holdings Ltd.;  Senior
                        Vice President/Corporate Controller of the Registrant, each of the other funds in the Delaware Group and Founders Holdings, Inc.; Executive Vice President,
                        Chief Financial Officer and Treasurer of Delaware
                        Management Trust Company; Chief Financial Officer and
                        Treasurer of Delaware Investment & Retirement Services,
                        Inc.; and Senior Vice President/Assistant Treasurer of
                        Founders CBO Corporation

Michael T. Taggart      Senior Vice President/Facilities Management and
                        Administrative Services of Delaware Management Company,
                        Inc.

Douglas L. Anderson     Senior Vice President/Operations of Delaware Management
                        Company, Inc., Delaware Investment and Retirement
                        Services, Inc. and Delaware Service Company, Inc.;
                        Senior Vice President/ Operations and Director of
                        Delaware Management Trust Company

James L. Shields        Senior Vice President/Chief Information Officer of
                        Delaware Management Company, Inc., Delaware Service
                        Company, Inc. and Delaware Investment & Retirement
                        Services, Inc.

Eric E. Miller          Vice President, Assistant Secretary and Deputy General
                        Counsel of the Registrant and each of the other funds in the Delaware Group, Delaware Management Company,
                        Inc., Delaware Management Holdings, Inc., DMH Corp.,
                        Delaware Distributors, L.P., Delaware Distributors
                        Inc., Delaware Service Company, Inc., Delaware
                        Management Trust Company, Founders Holdings, Inc.,
                        Delaware Capital Management, Inc. and Delaware
                        Investment & Retirement Services, Inc.







* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)

Name and Principal      Positions and Offices with the Manager and its
Business Address *      Affiliates and Other Positions and Offices Held
------------------      -----------------------------------------------

Richelle S. Maestro     Vice President and Assistant Secretary of Delaware
                        Management Company, Inc., the Registrant, each of the other funds in the Delaware Group, Delaware Management
                        Holdings, Inc., Delaware Distributors, L.P., Delaware
                        Distributors, Inc., Delaware Service Company, Inc., DMH
                        Corp., Delaware Management Trust Company, Delaware
                        Capital Management, Inc., Delaware Investment &
                        Retirement Services, Inc. and Founders Holdings, Inc.;
                        Secretary of Founders CBO Corporation; and Assistant
                        Secretary of Delaware International Holdings Ltd.

                        Partner of Tri-R Associates since 1989, 10001 Sandmeyer Lane, Philadelphia, PA

Richard Salus(1)        Vice President/Assistant Controller of Delaware
                        Management Company, Inc. and Delaware Management Trust
                        Company

Bruce A. Ulmer          Vice President/Director of LNC Internal Audit of
                        Delaware Management Company, Inc., the Registrant, each of the other funds in the Delaware Group, Delaware
                        Management Holdings, Inc., DMH Corp., Delaware
                        Management Trust Company and Delaware Investment &
                        Retirement Services, Inc.

Steven T. Lampe(2)      Vice President/Taxation of Delaware Management Company,
                        Inc., the Registrant, each of the other funds in the Delaware Group, Delaware Management Holdings, Inc., DMH
                        Corp., Delaware Distributors, L.P., Delaware
                        Distributors, Inc., Delaware Service Company, Inc.,
                        Delaware Management Trust Company, Founders Holdings,
                        Inc., Founders CBO Corporation, Delaware Capital
                        Management, Inc. and Delaware Investment & Retirement
                        Services, Inc.

Christopher Adams(3)    Vice President/Strategic Planning of Delaware
                        Management Company, Inc. and Delaware Service Company,
                        Inc.

Susan L. Hanson         Vice President/Strategic Planning of Delaware
                        Management Company, Inc. and Delaware Service Company,
                        Inc.




* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)

Name and Principal      Positions and Offices with the Manager and its
Business Address *      Affiliates and Other Positions and Offices Held
------------------      -----------------------------------------------

Dennis J. Mara(4)       Vice President/Acquisitions of Delaware Management
                        Company, Inc.

Scott Metzger           Vice President/Business Development of Delaware
                        Management Company, Inc. and Delaware Service Company,
                        Inc.

Lisa O. Brinkley        Vice President/Compliance of Delaware Management
                        Company, Inc., the Registrant, each of the other funds in the Delaware Group, DMH Corp., Delaware
                        Distributors, L.P., Delaware Distributors, Inc.,
                        Delaware Service Company, Inc., Delaware Management
                        Trust Company, Delaware Capital Management, Inc. and
                        Delaware Investment & Retirement Services, Inc.

Rosemary E. Milner      Vice President/Legal Registrations of Delaware
                        Management Company, Inc., the Registrant, each of the other funds in the Delaware Group, Delaware
                        Distributors, L.P. and Delaware Distributors, Inc.

Gerald T. Nichols       Vice President/Senior Portfolio Manager of Delaware
                        Management Company, Inc., the Registrant, each of the tax-exempt funds, the fixed income funds and the closed-end funds in the Delaware Group; Vice President of Founders Holdings, Inc.; and Treasurer, Assistant
                        Secretary and Director of Founders CBO Corporation

Paul A. Matlack         Vice President/Senior Portfolio Manager of Delaware
                        Management Company, Inc., the Registrant, each of the tax-exempt funds, the fixed income funds and the closed-end funds in the Delaware Group; Vice President of Founders Holdings, Inc.; and President and Director of Founders CBO Corporation.

Gary A. Reed            Vice President/Senior Portfolio Manager of Delaware
                        Management Company, Inc., the Registrant, each of the tax-exempt funds and the fixed income funds in the Delaware Group and Delaware Capital Management, Inc.






* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)


Name and Principal      Positions and Offices with the Manager and its
Business Address *      Affiliates and Other Positions and Offices Held
------------------      -----------------------------------------------

Patrick P. Coyne        Vice President/Senior Portfolio Manager of Delaware
                        Management Company, Inc., the Registrant, each of the tax-exempt funds and the fixed income funds in the Delaware Group and Delaware Capital Management, Inc.

Roger A. Early          Vice President/Senior Portfolio Manager of Delaware
                        Management Company, Inc., the Registrant, each of the tax-exempt funds and the fixed income funds in the Delaware Group

Mitchell L. Conery(5)   Vice President/Senior Portfolio Manager of Delaware
                        Management Company, Inc., the Registrant and each of the tax-exempt and fixed income funds in the Delaware
                        Group

George H. Burwell       Vice President/Senior Portfolio Manager of Delaware
                        Management Company, Inc. and each of the equity funds in the Delaware Group

John B. Fields          Vice President/Senior Portfolio Manager of Delaware
                        Management Company, Inc. and each of the equity funds in the Delaware Group and Delaware Capital Management,
                        Inc.

Gerald S. Frey(6)       Vice President/Senior Portfolio Manager of Delaware
                        Management Company, Inc. and each of the equity funds in the Delaware Group

Christopher Beck        Vice President/Senior Portfolio Manager of Delaware
                        Management Company, Inc. and each of the equity funds in the Delaware Group

Elizabeth H. Howell(7)  Vice President/Senior Portfolio Manager of Delaware
                        Management Company, Inc. and the Delaware-Voyageur Tax-Free Minnesota Intermediate, Delaware-Voyageur Minnesota Insured, Delaware-Voyageur Tax-Free Minnesota, Delaware-Voyageur Tax-Free Idaho, Delaware-Voyageur Tax-Free Kansas, Delaware-Voyageur Tax-Free Missouri, Delaware-Voyageur Tax-Free Oregon, Delaware-Voyageur Tax-Free Washington,
                        Delaware-Voyageur Tax-Free Iowa and Delaware-Voyageur Tax-Free Wisconin Funds.




* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)

Name and Principal      Positions and Offices with the Manager and its
Business Address *      Affiliates and Other Positions and Offices Held
------------------      -----------------------------------------------

Andrew M. McCullagh(8)  Vice President/Senior Portfolio Manager of Delaware
                        Management Company, Inc. and the Delaware-Voyageur Tax-Free Arizona Insured, Delaware-Voyageur Tax-Free Arizona, Delaware-Voyageur Tax-Free California Insured, Delaware-Voyageur Tax-Free Colorado, Delaware-Voyageur Tax-Free New Mexico, Delaware-Voyageur Tax-Free North Dakota and Delaware-Voyageur Tax-Free Utah Funds.

Paul Grillo             Vice President/Portfolio Manager of Delaware Management
                        Company, Inc., the Registrant and each of the tax-exempt and fixed income funds in the Delaware Group

William H. Miller       Vice President/Assistant Portfolio Manager of Delaware
                        Management Company, Inc.

(1)   SENIOR MANAGER, Ernst & Young LLP prior to December 1996.
(2)   TAX MANAGER, Price Waterhouse LLP prior to October 1995.
(3)   SENIOR ASSOCIATE, FAS, Coopers & Lybrand LLP prior to October 1995.
(4) CORPORATE CONTROLLER, IIS prior to July 1997 and DIRECTOR, FINANCIAL PLANNING, Decision One prior to March 1996.
(5)   INVESTMENT OFFICER, Travelers Insurance prior to January 1997.
(6)   SENIOR DIRECTOR, Morgan Grenfell Capital Management prior to June 1996.
(7)   SENIOR PORTFOLIO MANAGER, Voyageur Fund Managers, Inc. prior to May 1997.
(8) SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER, Voyageur Asset Management LLC prior to May 1997.

PART C - Other Information
(Continued)

Item 29.   PRINCIPAL UNDERWRITERS.

              (a) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Group.

              (b) Information with respect to each director, officer or partner of principal underwriter:



Name and Principal                     Positions and Offices                   Positions and Offices
Business Address*                      with Underwriter                        with Registrant
----------------                       ------------------                      ---------------------

Delaware Distributors, Inc.            General Partner                         None

Delaware Management Company, Inc.      Limited Partner                         Investment Manager

Delaware Capital Management, Inc.      Limited Partner                         None

Bruce D. Barton                        President and Chief Executive           None
                                       Officer

David K. Downes                        Senior Vice President,                  Executive Vice
                                       Chief Administrative Officer            President/Chief
                                       and Chief Financial Officer             Operating Officer/
                                                                               Chief Financial Officer

George M. Chamberlain, Jr.             Senior Vice President/Secretary/        Senior Vice President/
                                       General Counsel                         Secretary/General Counsel

Terrence P. Cunningham                 Senior Vice President/ Financial        None
                                       Institutions










*   Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)




Name and Principal                     Positions and Offices                   Positions and Offices
Business Address*                      with Underwriter                        with Registrant
----------------                       ------------------                      ---------------------

Thomas E. Sawyer                       Senior Vice President/                  None
                                       National Sales Director

Dana B. Hall                           Senior Vice President/                  None
                                       Key Accounts

Mac McAuliffe                          Senior Vice President/Sales             None
                                       Manager, Western Division

William F. Hostler                     Senior Vice President/                  None
                                       Marketing Services

J. Chris Meyer                         Senior Vice President/                  None
                                       Director Product Management

Stephen H. Slack                       Senior Vice President/Wholesaler        None

William M. Kimbrough                   Senior Vice President/Wholesaler        None

Daniel J. Brooks                       Senior Vice President/Wholesaler        None

Richard J. Flannery                    Senior Vice President/Corporate         Senior Vice President/
                                       and International Affairs               Corporate and
                                                                               International Affairs


Bradley L. Kolstoe                     Senior Vice President/Western           None
                                                                               Division Sales Manager

Henry W. Orvin                         Senior Vice President/Eastern           None
                                       Division Sales Manager - Wire/
                                       Regional Channel

Michael P. Bishof                      Senior Vice President and Treasurer/    Senior Vice
                                       Manager, Investment Accounting          President/Treasurer






*   Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)


Name and Principal                     Positions and Offices                   Positions and Offices
Business Address*                      with Underwriter                        with Registrant
----------------                       ------------------                      ---------------------

Eric E. Miller                         Vice President/Assistant Secretary/     Vice President/
                                       Deputy General Counsel                  Assistant Secretary/
                                                                               Deputy General Counsel

Richelle S. Maestro                    Vice President/                         Vice President/
                                       Assistant Secretary                     Assistant Secretary

Steven T. Lampe                        Vice President/Taxation                 Vice President/Taxation

Joseph H. Hastings                     Vice President/Corporate                Senior Vice President/
                                       Controller & Treasurer                  Corporate Controller

Lisa O. Brinkley                       Vice President/Compliance               Vice President/
                                                                               Compliance

Rosemary E. Milner                     Vice President/Legal Registrations      Vice President/Legal
                                                                               Registrations

Daniel H. Carlson                      Vice President/Strategic Marketing      None

Diane M. Anderson                      Vice President/Plan Record Keeping      None
                                       and Administration

Anthony J. Scalia                      Vice President/Defined Contribution     None
                                       Sales, SW Territory

Courtney S. West                       Vice President/Defined Contribution     None
                                       Sales, NE Territory

Denise F. Guerriere                    Vice President/Client Services          None

Gordon E. Searles                      Vice President/Client Services          None

Julia R. Vander Els                    Vice President/Participant Services     None

Jerome J. Alrutz                       Vice President/Retail Sales             None





*   Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)




Name and Principal                     Positions and Offices                   Positions and Offices
Business Address*                      with Underwriter                        with Registrant
----------------                       ------------------                      ---------------------

Joanne A. Mettenheimer                 Vice President/New Business             None
                                       Development

Scott Metzger                          Vice President/Business Development     Vice President/Business
                                       Development

Stephen C. Hall                        Vice President/Institutional Sales      None

Gregory J. McMillan                    Vice President/ National Accounts       None

Christopher H. Price                   Vice President/Manager, Insurance       None

Stephen J. DeAngelis                   Vice President/Product Development      None

Zina DeVassal                          Vice President/Financial Institutions   None

Andrew W. Whitaker                     Vice President/Financial Institutions   None

Jesse Emery                            Vice President/ Marketing               None
                                       Communications

Darryl S. Grayson                      Vice President, Broker/Dealer           None
                                       Internal Sales

Susan T. Friestedt                     Vice President/Client Service           None

Dinah J. Huntoon                       Vice President/Product                  None
                                       Manager Equity

Soohee Lee                             Vice President/Fixed Income             None
                                       Product Management

Michael J. Woods                       Vice President/ UIT Product             None
                                       Management

Ellen M. Krott                         Vice President/Marketing                None



* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)




Name and Principal                     Positions and Offices                   Positions and Offices
Business Address*                      with Underwriter                        with Registrant
----------------                       ------------------                      ---------------------

Dale L. Kurtz                          Vice President/Marketing Support        None

Holly W. Reimel                        Vice President/Manager, Key Accounts    None

David P. Anderson                      Vice President/Wholesaler               None

Lee D. Beck                            Vice President/Wholesaler               None

Gabriella Bercze                       Vice President/Wholesaler               None

Terrence L. Bussard                    Vice President/Wholesaler               None

William S. Carroll                     Vice President/Wholesaler               None

William L. Castetter                   Vice President/Wholesaler               None

Thomas J. Chadie                       Vice President/Wholesaler               None

Thomas C. Gallagher                    Vice President/Wholesaler               None

Douglas R. Glennon                     Vice President/Wholesaler               None

Ronald A. Haimowitz                    Vice President/Wholesaler               None

Christopher L. Johnston                Vice President/Wholesaler               None

Michael P. Jordan                      Vice President/Wholesaler               None

Jeffrey A. Keinert                     Vice President/Wholesaler               None

Thomas P. Kennett                      Vice President/ Wholesaler              None

Debbie A. Marler                       Vice President/Wholesaler               None

Nathan W. Medin                        Vice President/Wholesaler               None



* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)



Name and Principal                     Positions and Offices                   Positions and Offices
Business Address*                      with Underwriter                        with Registrant
----------------                       ------------------                      ---------------------

Roger J. Miller                        Vice President/Wholesaler               None

Patrick L. Murphy                      Vice President/Wholesaler               None

Stephen C. Nell                        Vice President/Wholesaler               None

Julia A. Nye                           Vice President/Wholesaler               None

Joseph T. Owczarek                     Vice President/Wholesaler               None

Mary Ellen Pernice-Fadden              Vice President/Wholesaler               None

Mark A. Pletts                         Vice President/Wholesaler               None

Philip G. Rickards                     Vice President/Wholesaler               None

Laura E. Roman                         Vice President/Wholesaler               None

Linda Schulz                           Vice President/Wholesaler               None

Edward B. Sheridan                     Vice President/Wholesaler               None

Robert E. Stansbury                    Vice President/Wholesaler               None

Julia A. Stanton                       Vice President/Wholesaler               None

Larry D. Stone                         Vice President/Wholesaler               None

Edward J. Wagner                       Vice President/Wholesaler               None

Wayne W. Wagner                        Vice President/Wholesaler               None

John A. Wells                          Vice President/Marketing Technology     None

Scott Whitehouse                       Vice President/Wholesaler               None

(c)  Not Applicable.


* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)

Item 30.      LOCATION OF ACCOUNTS AND RECORDS.

              All accounts and records are maintained in Philadelphia at 1818 Market Street, Philadelphia, PA 19103 or One Commerce Square, Philadelphia, PA 19103.

Item 31.      MANAGEMENT SERVICES.  None.

Item 32.      UNDERTAKINGS.

              (a)  Not Applicable.

              (b)  Not Applicable.

              (c) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

              (d) The Registrant hereby undertakes to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

                                      SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia and Commonwealth of Pennsylvania on this 29th day of September, 1997.
                                   DELAWARE GROUP GOVERNMENT FUND, INC.

                                       By /s/ Wayne A. Stork
                                          ---------------------
                                              Wayne A. Stork
                                     Chairman of the Board, President,
                                   Chief Executive Officer and Director


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


          Signature                            Title                                Date
          ---------                            -----                                ----

                             Chairman of the Board, President,
/s/ Wayne A. Stork           Chief Executive Officer and Director           September 29, 1997
--------------------------
Wayne A. Stork


                             Executive Vice President/Chief Operating
                             Officer/Chief Financial Officer
                             (Principal Financial Officer and
/s/David K. Downes           Principal Accounting Officer)                  September 29, 1997
--------------------------
David K. Downes

/s/Walter P. Babich       *  Director                                       September 29, 1997
--------------------------
Walter P. Babich

/s/Anthony D. Knerr       *  Director                                       September 29, 1997
--------------------------
Anthony D. Knerr

/s/Ann R. Leven           *  Director                                       September 29, 1997
--------------------------
Ann R. Leven

/s/W. Thacher Longstreth  *  Director                                       September 29, 1997
--------------------------
W. Thacher Longstreth

/s/ Thomas F. Madison     *  Director                                       September 29, 1997
--------------------------
Thomas F. Madison

/s/ Jeffrey J. Nick       *  Director                                       September 29, 1997
--------------------------
Jeffrey J. Nick

/s/Charles E. Peck        *  Director                                       September 29, 1997
--------------------------
Charles E. Peck

                            *By /s/Wayne A. Stork
                               ------------------
                                   Wayne A. Stork
                             as Attorney-in-Fact for
                           each of the persons indicated



                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, DC  20549



















                                       Exhibits

                                          to

                                      Form N-1A















               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                  INDEX TO EXHIBITS



Exhibit No.        Exhibit
-----------        -------

EX-99.B9BI         Amendment No. 1 (September 30, 1996) to Schedule A to
                   Delaware Group of Funds Fund Accounting Agreement

EX-99.B9BII        Amendment No. 2 (November 30, 1996) to Schedule A to
                   Delaware Group of Funds Fund Accounting Agreement

EX-99.B9BIII       Amendment No. 3 (December 27, 1996) to Schedule A to
                   Delaware Group of Funds Fund Accounting Agreement

EX-99.B9BIV        Amendment No. 4 (February 24, 1997) to Schedule A to
                   Delaware Group of Funds Fund Accounting Agreement

EX-99.B9BV         Amendment No. 4A (April 14, 1997) to Schedule A to Delaware
                   Group of Funds Fund Accounting Agreement

EX-99.B9BVI        Amendment No. 5 (May 1, 1997) to Schedule A to Delaware
                   Group of Funds Fund Accounting Agreement

EX-99.B9BVII       Amendment No. 6 (July 21, 1997) to Schedule A to Delaware
                   Group of Funds Fund Accounting Agreement

EX-99.B11          Consent of Auditors

EX-99.B16B         Schedules of Computation for each Performance Quotation for periods not previously electronically filed

EX-99.B19          Powers of Attorney for Thomas F. Madison and Jeffrey J. Nick

EX-27              Financial Data Schedules